UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22519
                                                    -----------

                First Trust Exchange-Traded AlphaDEX(R) Fund II
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
                    (Name and address of agent for service)


       Registrant's telephone number, including area code: (630) 765-8000
                                                           ---------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2012
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II


Annual Report                          December 31, 2012

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     First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund
     First Trust Europe AlphaDEX(R) Fund
     First Trust Latin America AlphaDEX(R) Fund
     First Trust Brazil AlphaDEX(R) Fund
     First Trust China AlphaDEX(R) Fund
     First Trust Japan AlphaDEX(R) Fund
     First Trust South Korea AlphaDEX(R) Fund
     First Trust Developed Markets Ex-US AlphaDEX(R) Fund
     First Trust Emerging Markets AlphaDEX(R) Fund
     First Trust Germany AlphaDEX(R) Fund
     First Trust Canada AlphaDEX(R) Fund
     First Trust Australia AlphaDEX(R) Fund
     First Trust United Kingdom AlphaDEX(R) Fund
     First Trust Taiwan AlphaDEX(R) Fund
     First Trust Hong Kong AlphaDEX(R) Fund
     First Trust Switzerland AlphaDEX(R) Fund
     First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund First Trust Emerging Markets Small Cap AlphaDEX(R) Fund


                                  AlphaDEX(R)
                                 FAMILY OF ETFS

      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                                 ANNUAL REPORT
                               DECEMBER 31, 2012

Shareholder Letter .........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
      First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund....................   4
      First Trust Europe AlphaDEX(R) Fund...................................   6
      First Trust Latin America AlphaDEX(R) Fund............................   8
      First Trust Brazil AlphaDEX(R) Fund...................................  10
      First Trust China AlphaDEX(R) Fund....................................  12
      First Trust Japan AlphaDEX(R) Fund....................................  14
      First Trust South Korea AlphaDEX(R) Fund..............................  16
      First Trust Developed Markets Ex-US AlphaDEX(R) Fund..................  18
      First Trust Emerging Markets AlphaDEX(R) Fund.........................  20
      First Trust Germany AlphaDEX(R) Fund..................................  22
      First Trust Canada AlphaDEX(R) Fund...................................  24
      First Trust Australia AlphaDEX(R) Fund................................  26
      First Trust United Kingdom AlphaDEX(R) Fund...........................  28
      First Trust Taiwan AlphaDEX(R) Fund...................................  30
      First Trust Hong Kong AlphaDEX(R) Fund................................  32
      First Trust Switzerland AlphaDEX(R) Fund..............................  34
      First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund........  36
      First Trust Emerging Markets Small Cap AlphaDEX(R) Fund...............  38
Notes to Fund Performance Overview..........................................  40
Understanding Your Fund Expenses............................................  41
Portfolio of Investments
      First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund....................  43
      First Trust Europe AlphaDEX(R) Fund...................................  45
      First Trust Latin America AlphaDEX(R) Fund............................  50
      First Trust Brazil AlphaDEX(R) Fund...................................  52
      First Trust China AlphaDEX(R) Fund....................................  54
      First Trust Japan AlphaDEX(R) Fund....................................  57
      First Trust South Korea AlphaDEX(R) Fund..............................  60
      First Trust Developed Markets Ex-US AlphaDEX(R) Fund..................  63
      First Trust Emerging Markets AlphaDEX(R) Fund.........................  70
      First Trust Germany AlphaDEX(R) Fund..................................  74
      First Trust Canada AlphaDEX(R) Fund...................................  77
      First Trust Australia AlphaDEX(R) Fund................................  79
      First Trust United Kingdom AlphaDEX(R) Fund...........................  81
      First Trust Taiwan AlphaDEX(R) Fund...................................  84
      First Trust Hong Kong AlphaDEX(R) Fund................................  86
      First Trust Switzerland AlphaDEX(R) Fund..............................  88
      First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund........  90
      First Trust Emerging Markets Small Cap AlphaDEX(R) Fund...............  97
Statements of Assets and Liabilities........................................ 102
Statements of Operations.................................................... 106
Statements of Changes in Net Assets......................................... 110
Financial Highlights........................................................ 116
Notes to Financial Statements............................................... 127
Report of Independent Registered Public Accounting Firm..................... 137
Additional Information...................................................... 138
Board of Trustees and Officers ............................................. 140
Risk Considerations......................................................... 142
Privacy Policy.............................................................. 147

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2012


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Exchange-Traded AlphaDEX(R) Fund II.

The report you hold contains detailed information about the portfolios in First Trust Exchange-Traded AlphaDEX(R) Fund II over the twelve months ended December 31, 2012. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust Advisors L.P. ("First Trust").

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make up-to-date information about your investments available so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Exchange-Traded AlphaDEX(R) Fund II and Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                                 ANNUAL REPORT
                               DECEMBER 31, 2012

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

The U.S. economy continued to grow at approximately a 2% annual clip. The Federal Reserve has injected trillions of dollars of stimulus into the economy since the start of the financial crisis. It has already helped stabilize the commercial and residential real estate markets in the U.S. by artificially keeping interest rates at or near historically low levels. While we continue to see job creation on a monthly basis, the number of new jobs created, 158,000 per month on average in 2012, is at least 100,000 below the low-end of the desired target. We believe a good amount of the stimulus is simply sitting idle waiting to be put to work. Some smart policy-making out of Washington, D.C. early in 2013 could inspire a real boost in economic activity, in our opinion. The U.S. is still the biggest economy and consumption engine by far, with annual nominal GDP totaling nearly $15 trillion, which is bigger than the entire Eurozone at $13.1 trillion, and more than double the size of China (2nd largest country economy) at $7.3 trillion.

The global growth story is expected to continue its recovery in 2013. One of the more encouraging signs that the recovery is strengthening was the sharp drop in credit default swap (CDS) prices on sovereign debt in 2012. Only one (Argentina) of 42 major countries tracked by Bespoke Investment Group saw its default risk increase. The other 41 countries saw CDS prices decline anywhere from 10% to 75%. The International Monetary Fund (IMF) estimates that global growth will increase from 3.2% in 2012 to 3.5% in 2013, according to its own release. It estimates that the average GDP growth rate for the "Emerging & Developing Economies" will be 5.5% in 2013, up from 5.1% in 2012. With respect to "Advanced Economies," the IMF sees a modest GDP growth rate of 1.4% in 2013, up from 1.3% in 2012.

With emerging nations growing at a pace roughly four times faster than developed nations, it should not come as any surprise to learn that investors are pouring significant amounts of capital into emerging market equities. On a net basis, all of the capital that flowed into overseas equities markets in 2012 was steered toward emerging markets. Net cash inflows to all open-end funds tracked by Lipper's Diversified Int'l/Global Equity Classification (18 categories) totaled $46.5 billion in 2012, according to Strategic Insight. Net inflows to emerging markets alone totaled $47.4 billion. Investors funneled about the same amount of capital into foreign bond funds as they did in 2011. Net inflows totaled $30.8 billion in 2012, up slightly from $29.2 billion in 2011.

PERFORMANCE OF FOREIGN STOCKS AND BONDS

Riskier asset classes outperformed overseas in 2012. The Barclays Capital Global Emerging Markets Index of debt securities rose 18.14% (USD), compared to 4.32%
(USD) for the Barclays Capital Global Aggregate Index of higher-quality debt. The MSCI Emerging Markets Index posted a total return of 18.22% (USD), compared to 15.83% (USD) for the MSCI World Index (excluding the U.S.). The U.S. dollar provided a slight bump to returns from investments overseas for U.S. investors by declining 0.5% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY).

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FUND PERFORMANCE OVERVIEW
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FPA - FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND

The First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Asia Pacific Ex-Japan Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FPA." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Asia Pacific Ex-Japan BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE            AVERAGE ANNUAL
                                                                TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/12           to 12/31/12             to 12/31/12

FUND PERFORMANCE
NAV                                            22.54%              -4.15%                  -2.45%
Market Price                                   22.58%              -3.49%                  -2.06%

INDEX PERFORMANCE
Defined Asia Pacific Ex-Japan Index            22.56%              -3.47%                  -2.05%
S&P Asia Pacific Ex-Japan BMI Index            22.46%               0.61%                   0.36%
MSCI Pacific ex-Japan Index                    24.57%               3.57%                   2.08%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 22.54% during the 12-month period covered by this report. During the same period, the benchmark MSCI Pacific ex-Japan Index generated a return of 24.57%. The Financials (+40.8% local) and Industrials (+11.8% local) sectors were two of the top-performing sectors, while the Materials (-10.8% local) sector was the only weak-performing sector. Korea Gas Corp. (+80.1% local) and Wheelock & Co., Ltd. (+108.2% local) were two of the top-performing stocks during the period. Iluka Resources (-47.9% local) and Daphne International Holdings Ltd. (-27.2% local) were two of the worst-performing stocks during the period.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FPA - FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                    34.1%
Industrials                                   22.0
Consumer Discretionary                        13.6
Materials                                      8.8
Consumer Staples                               6.0
Telecommunication Services                     5.0
Utilities                                      4.1
Energy                                         3.6
Information Technology                         2.1
Health Care                                    0.7
                                             ------
    Total                                    100.0%
                                             ======
-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
CJ Corp.                                       1.9%
Galaxy Entertainment Group Ltd.                1.9
Wharf Holdings Ltd.                            1.9
Caltex Australia Ltd.                          1.9
Wheelock & Co., Ltd.                           1.8
Suntec Real Estate Investment Trust            1.8
Hysan Development Co., Ltd.                    1.8
Keppel Land Ltd.                               1.8
Korea Gas Corp.                                1.7
Great Eagle Holdings Ltd.                      1.7
                                             ------
    Total                                     18.2%
                                             ======


-------------------------------------------------------------------------------------------------------------
                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     APRIL 18, 2011 - DECEMBER 31, 2012

                 First Trust Asia Pacific      Defined Asia Pacific      S&P Asia Pacific      MSCI Pacific
                 Ex-Japan AlphaDEX(R) Fund        Ex-Japan Index        Ex-Japan BMI Index    Ex-Japan Index
4/18/11                   $10,000                    $10,000                 $10,000              $10,000
6/30/11                    10,170                     10,139                   9,825                9,772
12/31/11                    7,822                      7,876                   8,216                8,314
6/30/12                     8,100                      8,119                   8,614                8,798
12/31/12                    9,586                      9,653                  10,061               10,357
-------------------------------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          69               43              9               1
1/1/12 - 12/31/12           94               70             11               1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          43                7              5               1
1/1/12 - 12/31/12           61               13              0               0

                                                                          Page 5

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FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FEP - FIRST TRUST EUROPE ALPHADEX(R) FUND

The First Trust Europe AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Europe Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEP." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Europe BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE            AVERAGE ANNUAL
                                                                TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/12           to 12/31/12             to 12/31/12

FUND PERFORMANCE
NAV                                            21.98%             -7.94%                   -4.73%
Market Price                                   22.52%             -6.29%                   -3.47%

INDEX PERFORMANCE
Defined Europe Index                           21.64%             -6.90%                   -4.11%
S&P Europe BMI Index                           20.22%              0.02%                    0.01%
MSCI Europe Index                              19.12%              0.27%                    0.16%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 21.98% during the 12-month period covered by this report. During the same period, the benchmark MSCI Europe Index generated a return of 19.12%. The Consumer Discretionary (+31.1% local) and Financials (+28.5% local) sectors were two of the top-performing sectors, while no sectors detracted meaningfully from the Fund's absolute return. EasyJet PLC (+98.1% local) and Sports Direct International (+81.1% local) were two of the top-performing stocks during the period. Peugeot S.A. (-48.2% local) and Cargotec Oyj (-32.1% local) were two of the worst-performing stocks during the period.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FEP - FIRST TRUST EUROPE ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                        21.6%
Industrials                                   15.5
Materials                                     14.9
Financials                                    12.4
Energy                                        12.3
Utilities                                      6.8
Information Technology                         5.3
Consumer Staples                               5.1
Health Care                                    3.5
Telecommunication Services                     2.6
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Ashtead Group PLC                              1.0%
easyJet PLC                                    1.0
Volkswagen AG                                  1.0
Barratt Developments PLC                       0.9
Glanbia PLC                                    0.9
Iberdrola S.A.                                 0.9
Ageas                                          0.9
TUI Travel PLC                                 0.9
Cie Generale des Etablissements Michelin       0.9
Alcatel-Lucent                                 0.9
                                             ------
    Total                                      9.3%
                                             ======


----------------------------------------------------------------------------------------------------------------------------
                                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                             APRIL 18, 2011 - DECEMBER 31, 2012

                  First Trust Europe
                   AlphaDEX(R) Fund              Defined Europe Index        S&P Europe BMI Index          MSCI Europe Index
4/18/11                $10,000                         $10,000                     $10,000                      $10,000
6/30/11                 10,265                          10,315                      10,315                       10,321
12/31/11                 7,547                           7,654                       8,320                        8,418
6/30/12                  7,650                           7,755                       8,567                        8,620
12/31/12                 9,206                           9,310                      10,002                       10,028
----------------------------------------------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          69               60             21               3
1/1/12 - 12/31/12           71              110             49               1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          19                6              0               0
1/1/12 - 12/31/12           18                1              0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FLN - FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND

The First Trust Latin America AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Latin America Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FLN." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Latin America BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE            AVERAGE ANNUAL
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/12          to 12/31/12             to 12/31/12

FUND PERFORMANCE
NAV                                            13.35%              -5.25%                  -3.11%
Market Price                                   13.42%              -4.61%                  -2.73%

INDEX PERFORMANCE
Defined Latin America Index                    14.64%              -2.40%                  -1.42%
S&P Latin America BMI Index                    11.51%              -8.73%                  -5.22%
MSCI EM Latin America Index                     8.66%             -10.51%                  -6.31%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 13.35% during the 12-month period covered by this report. During the same period, the benchmark MSCI EM Latin America Index generated a return of 8.66%. The Industrials (+62.0% local) and Materials (+27.6% local) sectors were two of the top-performing sectors, while the Utilities (-2.9% local) sector was the only weak-performing sector. Alfa S.A.B. de C.V. (+82.8% local) and Industrias CH S.A.B. de C.V. (+51.8% local) were two of the top-performing stocks during the period. Eletropaulo Metropolitana Electricidade de Sao Paulo SA Pref (-44.5% local) and Eletrobras SA (-56.3% local) were two of the worst-performing stocks during the period. On a relative basis, the Fund outperformed the benchmark by +4.7%, with the Energy and Materials sector being the chief contributors to the excess return. In both sectors, the Fund's stocks generated a stronger return than the benchmark. In the Energy sector, Fund stocks returned +33.9% (local), while benchmark Energy companies returned -12.1% (local). In the Industrials sector, Fund stocks returned +62.0% (local), while benchmark Industrials companies returned +31.4% (local). While the Industrials sector was the strongest in the benchmark, the Fund benefitted from even stronger returns, along with a greater allocation to the sector - the Fund's weight in the sector was 13.3%, while the benchmark had only about 4.1%.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FLN - FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Materials                                     22.7%
Industrials                                   15.2
Financials                                    12.4
Utilities                                     12.1
Consumer Staples                              11.2
Consumer Discretionary                         8.7
Telecommunication Services                     8.6
Energy                                         5.3
Health Care                                    3.8
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Industrias CH SAB de C.V.                      4.0%
Grupo Simec SAB de C.V.                        3.7
Bradespar S.A.                                 3.7
Alfa SAB de C.V.                               3.6
Vale S.A.                                      3.6
Cosan S.A. Industria e Comercio                3.5
Telefonica Brasil S.A.                         3.5
OHL Mexico SAB de C.V.                         3.4
Marcopolo S.A.                                 3.4
Amil Participacoes S.A.                        3.2
                                             ------
    Total                                     35.6%
                                             ======

---------------------------------------------------------------------------------------------------
                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 APRIL 18, 2011 - DECEMBER 31, 2012

            First Trust Latin America      Defined Latin      S&P Latin America      MSCI EM Latin
                AlphaDEX(R) Fund           America Index          BMI Index          America Index
4/18/11             $10,000                  $10,000              $10,000               $10,000
6/30/11              10,114                   10,154               10,046                10,039
12/31/11              8,359                    8,513                8,185                 8,236
6/30/12               8,525                    8,699                8,258                 8,196
12/31/12              9,474                    9,759                9,127                 8,949
---------------------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          31               80             42               3
1/1/12 - 12/31/12          151               73              3               2

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          17                5              0               0
1/1/12 - 12/31/12           20                1              0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FBZ - FIRST TRUST BRAZIL ALPHADEX(R) FUND

The First Trust Brazil AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Brazil Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FBZ." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Brazil BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE            AVERAGE ANNUAL
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/12          to 12/31/12             to 12/31/12

FUND PERFORMANCE
NAV                                             5.80%             -16.87%                 -10.26%
Market Price                                    5.84%             -16.48%                 -10.01%

INDEX PERFORMANCE
Defined Brazil Index                            7.11%             -14.89%                  -9.03%
S&P Brazil BMI Index                            3.16%             -18.21%                 -11.13%
MSCI Brazil Index                               0.05%             -21.09%                 -12.98%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 5.80% during the 12-month period covered by this report. During the same period, the benchmark MSCI Brazil Index generated a return of 0.05%. The Materials (+27.5% local) and Consumer Staples (+41.9% local) sectors were two of the top-performing sectors, while the Utilities (-15.3% local) sector was the only weak-performing sector. Companhia de Saneamento Basico do Estado de Sao Paulo (+73.5% local) and M. Dias Branco S.A. Industria e Comercio de Alimentos (+70.3% local) were two of the top-performing stocks during the period. Eletropaulo Metropolitana Electricidade de Sao Paulo S.A. (-47.4% local) and MPX Energia S.A. (-22.6% local) were two of the worst-performing stocks during the period. On a relative basis, the Fund outperformed the benchmark by +5.8%, with the Energy sector being the primary contributor to the excess return. In the sector, Fund stocks returned +33.1% (local), while benchmark Energy companies returned -19.6% (local).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FBZ - FIRST TRUST BRAZIL ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Materials                                     16.7%
Utilities                                     13.6
Financials                                    12.7
Consumer Staples                              12.1
Industrials                                   11.9
Energy                                        10.1
Telecommunication Services                     6.9
Consumer Discretionary                         6.4
Health Care                                    5.9
Information Technology                         3.7
                                             ------
Total                                        100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Cosan S.A. Industria e Comercio                4.2%
M Dias Branco S.A.                             4.1
Amil Participacoes S.A.                        3.8
Arteris SA                                     3.3
Vale S.A.                                      3.3
MRV Engenharia e Participacoes S.A.            3.2
Ultrapar Participacoes S.A.                    3.2
Multiplus S.A.                                 3.2
Bradespar S.A.                                 3.1
Telefonica Brasil S.A.                         3.1
                                             ------
    Total                                     34.5%
                                             ======

----------------------------------------------------------------------------------
                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        APRIL 18, 2011 - DECEMBER 31, 2012

            First Trust Brazil        Defined         S&P Brazil       MSCI Brazil
             AlphaDEX(R) Fund       Brazil Index      BMI Index           Index
4/18/11          $10,000              $10,000          $10,000           $10,000
6/30/11            9,884                9,933            9,949             9,926
12/31/11           7,858                7,946            7,929             7,887
6/30/12            7,907                8,002            7,413             7,280
12/31/12           8,314                8,512            8,180             7,890
----------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          16               27             52              64
1/1/12 - 12/31/12           84               38             11               1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          14                4              1               0
1/1/12 - 12/31/12          107                8              1               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCA - FIRST TRUST CHINA ALPHADEX(R) FUND

The First Trust China AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined China Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FCA." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P China BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE            AVERAGE ANNUAL
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/12          to 12/31/12             to 12/31/12

FUND PERFORMANCE
NAV                                            28.05%             -14.30%                  -8.65%
Market Price                                   29.53%             -13.58%                  -8.19%

INDEX PERFORMANCE
Defined China Index                            27.54%             -14.91%                  -9.04%
S&P China BMI Index                            20.57%              -9.55%                  -5.72%
MSCI China Index                               22.75%              -4.92%                  -2.92%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)



PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 28.05% during the 12-month period covered by this report. During the same period, the benchmark MSCI China Index generated a return of 22.75%. The Financials (+58.1% local) and Industrials (+19.1% local) sectors were two of the top-performing sectors, while the Information Technology (-15.2% local) sector was the only weak-performing sector. Shimao Property Holdings Ltd. (+124.2% local) and Guangzhou R&F Properties Co. Ltd. (+123.3% local) were two of the top-performing stocks during the period. Renhe Commercial Holdings Co., Ltd. (-64.0% local) and China Yuran Food Group (-51.9% local) were two of the worst-performing stocks during the period. The Fund's outperformance relative to the benchmark was primarily attributable to the Fund's positive stock selection effect in the Financials sector. In other words, Financials companies in the Fund returned stronger than benchmark financial companies (+58.1% vs. +30.0%).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCA - FIRST TRUST CHINA ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                    26.4%
Industrials                                   22.7
Materials                                     13.1
Energy                                         9.9
Utilities                                      7.5
Consumer Staples                               6.3
Consumer Discretionary                         5.6
Information Technology                         3.9
Telecommunication Services                     2.8
Health Care                                    1.8
                                             ------
    Total                                    100.0%
                                             ======


-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Greentown China Holdings Ltd.                  4.8%
Guangshen Railway Co., Ltd.                    3.6
Yuexiu Property Co., Ltd.                      3.5
China Petroleum & Chemical Corp.               3.4
Huaneng Power International, Inc.              3.3
Huadian Power International Co.                3.2
Uni-President China Holdings Ltd.              3.1
Yanzhou Coal Mining Co., Ltd.                  3.0
China Coal Energy Co., Ltd.                    2.9
Shanghai Industrial Holdings Ltd.              2.9
                                             ------
    Total                                     33.7%
                                             ======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       APRIL 18, 2011 - DECEMBER 31, 2012

            First Trust China        Defined        S&P China       MSCI China
            AlphaDEX(R) Fund       China Index      BMI Index         Index
4/18/11         $10,000             $10,000         $10,000         $10,000
6/30/11           9,334               9,279           9,446           9,583
12/31/11          6,692               6,670           7,502           7,746
6/30/12           7,023               6,935           7,764           8,048
12/31/12          8,568               8,506           9,045           9,508
--------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          32               35             36              16
1/1/12 - 12/31/12           84               49             16               4

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          31               20              7               1
1/1/12 - 12/31/12           70               23              4               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FJP - FIRST TRUST JAPAN ALPHADEX(R) FUND

The First Trust Japan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Japan Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FJP." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Japan BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE            AVERAGE ANNUAL
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/12          to 12/31/12             to 12/31/12

FUND PERFORMANCE
NAV                                            -4.60%              -9.05%                  -5.41%
Market Price                                   -4.48%              -8.74%                  -5.22%

INDEX PERFORMANCE
Defined Japan Index                            -4.61%              -9.84%                  -5.90%
S&P Japan BMI Index                             7.54%               1.03%                   0.60%
MSCI Japan Index                                8.18%               0.37%                   0.22%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of -4.60% during the 12-month period covered by this report. During the same period, the benchmark MSCI Japan Index generated a return of 8.18%. The Financials (+43.5% local) and Industrials (+20.2% local) sectors were two of the top-performing sectors, while the Information Technology (-12.3% local) and Energy (-3.0% local) sectors were two of the worst-performing sectors. Hino Motors Ltd. (+69.5% local) and Orix Corp. (+54.1% local) were two of the top-performing stocks during the period. GREE Inc. (-42.2% local) and Yamada Denki Co. (-35.6% local) were two of the worst-performing stocks during the period. During the period, the Fund underperformed the benchmark by -12.8%, with the Consumer Discretionary and Financials sectors being the primary detractors from relative performance. In the Consumer Discretionary sector the Fund underperformed due to a negative selection effect, with the Fund's stocks returning -0.03% (local), while benchmark stocks returned +13.1%. In the Financials sector, the Fund underperformed due to being underweight in the top-performing benchmark sector. Benchmark Financial stocks returned +32.6%, but the Fund was underweight in the sector (7.0% vs. 18.2%).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FJP - FIRST TRUST JAPAN ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                        21.1%
Industrials                                   20.8
Materials                                     13.0
Consumer Staples                              10.6
Financials                                     9.3
Information Technology                         6.6
Energy                                         6.1
Health Care                                    5.0
Telecommunication Services                     5.0
Utilities                                      2.5
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Hino Motors Ltd.                               2.0%
KDDI Corp.                                     2.0
Daiwa House Industry Co., Ltd.                 1.9
JX Holdings, Inc.                              1.9
Otsuka Corp.                                   1.7
Mitsui & Co., Ltd.                             1.7
Taisei Corp.                                   1.7
ORIX Corp.                                     1.7
Hakuhodo DY Holdings, Inc.                     1.6
Yokohama Rubber (The) Co., Ltd.                1.6
                                             ------
    Total                                     17.8%
                                             ======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       APRIL 18, 2011 - DECEMBER 31, 2012

            First Trust Japan        Defined        S&P Japan       MSCI Japan
            AlphaDEX(R) Fund       Japan Index      BMI Index          Index
4/18/11         $10,000             $10,000         $10,000          $10,000
6/30/11          10,724              10,567          10,350           10,315
12/31/11          9,534               9,452           9,395            9,278
6/30/12           9,270               9,136           9,671            9,569
12/31/12          9,096               9,016          10,102           10,037
--------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          79               52              5               3
1/1/12 - 12/31/12          113               30              8               1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          33                5              1               0
1/1/12 - 12/31/12           79               17              2               0

FKO - FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND

The First Trust South Korea AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined South Korea Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FKO." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P South Korea BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE            AVERAGE ANNUAL
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/12          to 12/31/12             to 12/31/12

FUND PERFORMANCE
NAV                                            17.32%              -9.32%                  -5.57%
Market Price                                   20.60%              -6.94%                  -4.13%

INDEX PERFORMANCE
Defined South Korea Index                      16.91%              -8.81%                  -5.27%
S&P South Korea BMI Index                      19.91%              -0.93%                  -0.54%
MSCI South Korea Index                         21.18%              -2.28%                  -1.34%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)



PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 17.32% during the 12-month period covered by this report. During the same period, the benchmark MSCI South Korea Index generated a return of 21.18%. The Industrials (+14.2% local) and Consumer Staples (+35.3% local) sectors were two of the top-performing sectors, while the Financials (-7.1% local) sector was the only weak-performing sector. Korea Gas Corp. (+80.1% local) and SK Holdings (+47.9% local) were two of the top-performing stocks during the period. Shinsegae Co. (-18.4% local) and Mando Corp. (-20.6% local) were two of the worst-performing stocks during the period.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FKO - FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Industrials                                   26.2%
Consumer Discretionary                        12.9
Consumer Staples                              11.6
Financials                                    11.3
Materials                                     10.4
Telecommunication Services                     8.9
Energy                                         6.4
Utilities                                      5.5
Information Technology                         4.6
Health Care                                    2.2
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
AMOREPACIFIC Group                             4.2%
SK Holdings Co., Ltd.                          4.1
SK Innovation Co., Ltd.                        3.9
SK Telecom Co., Ltd., ADR                      3.7
CJ Corp.                                       3.6
KT Corp., ADR                                  3.6
Korea Gas Corp.                                3.3
KCC Corp.                                      3.2
Hyundai Wia Corp.                              3.1
Hyundai Glovis Co., Ltd.                       3.1
                                             ------
    Total                                     35.8%
                                             ======

--------------------------------------------------------------------------------------------
                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             APRIL 18, 2011 - DECEMBER 31, 2012

            First Trust South Korea      Defined South      S&P South Korea      MSCI South
               AlphaDEX(R) Fund           Korea Index          BMI Index         Korea Index
4/18/11            $10,000                 $10,000             $10,000            $10,000
6/30/11             10,266                  10,241               9,969              9,922
12/31/11             7,729                   7,800               8,262              8,064
6/30/12              7,704                   7,694               8,614              8,488
12/31/12             9,067                   9,119               9,907              9,772
--------------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          13                5              0               1
1/1/12 - 12/31/12           51               71             13               6

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          31               37             56              35
1/1/12 - 12/31/12           57               36             16               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDT - FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

The First Trust Developed Markets Ex-US AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Developed Markets Ex-US Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FDT." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Developed Markets Ex-US BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE            AVERAGE ANNUAL
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/12          to 12/31/12             to 12/31/12

FUND PERFORMANCE
NAV                                            16.97%              -7.50%                  -4.46%
Market Price                                   15.10%              -7.44%                  -4.43%

INDEX PERFORMANCE
Defined Developed Markets Ex-US Index          16.87%              -6.86%                  -4.08%
S&P Developed Markets Ex-US BMI Index          16.81%              -0.99%                  -0.58%
MSCI World Ex-US Index                         16.41%              -0.53%                  -0.31%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 16.97% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Ex-US Index generated a return of 16.41%. The Financials (+36.4% local) and Industrials (+22.7% local) sectors were two of the top-performing sectors, while the Energy (-3.5% local) sector was the only weak-performing sector. Wheelock & Co., Ltd. (+108.2% local) and Korea Gas Corp. (+80.1% local) were two of the top-performing stocks during the period. Research In Motion (-47.8% local) and Nippon Electric (-43.8% local) were two of the worst-performing stocks during the period.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDT - FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                        20.5%
Industrials                                   18.4
Financials                                    16.4
Materials                                     14.3
Energy                                        10.9
Consumer Staples                               5.0
Information Technology                         4.3
Telecommunication Services                     4.3
Utilities                                      3.9
Health Care                                    2.0
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Ashtead Group PLC                              0.7%
Volkswagen AG                                  0.7
Hopewell Holdings Ltd.                         0.7
Inmet Mining Corp.                             0.7
NGK Spark Plug Co., Ltd.                       0.7
Barratt Developments PLC                       0.7
Glanbia PLC                                    0.6
Ageas                                          0.6
CJ Corp.                                       0.6
TUI Travel PLC                                 0.6
                                             ------
    Total                                      6.6%
                                             ======

--------------------------------------------------------------------------------------------------------------
                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      APRIL 18, 2011 - DECEMBER 31, 2012

            First Trust Developed Markets       Defined Developed       S&P Developed Markets      MSCI World
               Ex-US AlphaDEX(R) Fund          Markets Ex-US Index         Ex-US BMI Index         Ex-US Index
4/18/11               $10,000                       $10,000                   $10,000               $10,000
6/30/11                10,218                        10,215                    10,173                10,192
12/31/11                7,908                         7,970                     8,476                 8,545
6/30/12                 7,951                         7,996                     8,701                 8,753
12/31/12                9,249                         9,315                     9,900                 9,948
--------------------------------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          48               26              9               1
1/1/12 - 12/31/12          133               59             12               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          52               39              3               0
1/1/12 - 12/31/12           40                6              0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FEM - FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND

The First Trust Emerging Markets AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Emerging Markets Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEM." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Emerging Markets BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE            AVERAGE ANNUAL
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/12          to 12/31/12             to 12/31/12

FUND PERFORMANCE
NAV                                            21.03%              -7.08%                  -4.21%
Market Price                                   19.91%              -6.69%                  -3.97%

INDEX PERFORMANCE
Defined Emerging Markets Index                 21.97%              -5.74%                  -3.41%
S&P Emerging Markets BMI Index                 18.48%              -6.46%                  -3.84%
MSCI Emerging Markets Index                    18.22%              -4.92%                  -2.92%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 21.03% during the 12-month period covered by this report. During the same period, the benchmark MSCI Emerging Markets Index generated a return of 18.22%. The Financials (+34.8% local) and Industrials (+26.3% local) sectors were two of the top-performing sectors, while no sectors detracted meaningfully from the Fund's absolute return. KGHM Polska Miedz S.A. (+113.4% local) and Shimao Property Holdings Ltd. (+124.2% local) were two of the top-performing stocks during the period. Eletropaulo Metropolitana Electricidade de Sao Paulo SA Pref (-44.5% local) and Federal Grid Co. of Unified Energy System JSC (-42.1% local) were two of the worst-performing stocks during the period.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FEM - FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Materials                                     17.3%
Industrials                                   15.5
Financials                                    15.3
Energy                                        12.8
Consumer Discretionary                        10.3
Utilities                                      9.4
Consumer Staples                               8.6
Telecommunication Services                     5.8
Information Technology                         3.0
Health Care                                    2.0
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Turk Hava Yollari                              1.7%
KGHM Polska Miedz S.A.                         1.3
Industrias CH SAB de C.V.                      1.3
China Overseas Grand Oceans Group Ltd.         1.2
AK Transneft OAO                               1.2
China Hongqiao Group Ltd.                      1.2
Great Wall Motor Co., Ltd.                     1.2
Grupo Simec SAB de C.V.                        1.2
Electricity Generating PCL                     1.2
Alliance Global Grop, Inc.                     1.2
                                             ------
    Total                                     12.7%
                                             ======

-------------------------------------------------------------------------------------------------------
                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  APRIL 18, 2011 - DECEMBER 31, 2012

              First Trust Emerging        Defined Emerging      S&P Emerging Markets      MSCI Emerging
            Markets AlphaDEX(R) Fund       Markets Index             BMI Index            Markets Index
4/18/11            $10,000                   $10,000                 $10,000                $10,000
6/30/11              9,787                     9,770                   9,888                  9,945
12/31/11             7,678                     7,729                   7,895                  8,042
6/30/12              8,052                     8,125                   8,253                  8,358
12/31/12             9,293                     9,427                   9,355                  9,507
-------------------------------------------------------------------------------------------------------



Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          31               60             57               5
1/1/12 - 12/31/12          105               72             14               1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          12               12              1               0
1/1/12 - 12/31/12           47               10              1               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FGM - FIRST TRUST GERMANY ALPHADEX(R) FUND

The First Trust Germany AlphaDEX(R) Fund (the"Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index call the Defined Germany Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FGM." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Germany BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE
                                                                                       TOTAL RETURNS
                                                                                    Inception (02/14/12)
                                                                                        to 12/31/12

FUND PERFORMANCE
NAV                                                                                        13.09%
Market Price                                                                               12.61%

INDEX PERFORMANCE
Defined Germany Index                                                                      12.43%
S&P Germany BMI Index                                                                      13.04%
MSCI Germany Index                                                                         13.41%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


The Fund generated a net asset value ("NAV") return of 13.09% since the Fund's inception on February 14, 2012. During the same period, the benchmark MSCI Germany Index generated a return of 13.41%. The Consumer Discretionary (+14.4% local) and Financials (+14.1% local) sectors were two of the top-performing sectors, while no sectors detracted meaningfully from the Fund's absolute return. Hannover Rueckversicherung AG (+47.0% local) and Suedzucker AG (+40.7% local) were two of the top-performing stocks during the period covered by this report. Wacker Chemie AG (-34.6% local) and GEA Group AG (-10.8% local) were two of the worst-performing stocks during the period.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FGM - FIRST TRUST GERMANY ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                        27.1%
Materials                                     21.9
Industrials                                   14.3
Financials                                    13.3
Health Care                                    6.4
Information Technology                         6.1
Telecommunication Services                     5.0
Consumer Staples                               4.7
Utilities                                      1.2
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Aurubis AG                                     5.2%
Volkswagen AG                                  5.0
Hannover Rueckversicherung AG                  4.6
Deutsche Lufthansa AG                          4.6
Salzgitter AG                                  4.5
Daimler AG                                     4.3
Gerry Weber International AG                   4.1
Suedzucker AG                                  4.1
Continental AG                                 3.9
Bayerische Motoren Werke AG                    3.8
                                             ------
    Total                                     44.1%
                                             ======

-------------------------------------------------------------------------------------
                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        FEBRUARY 14, 2012 - DECEMBER 31, 2012

            First Trust Germany         Defined         S&P Germany      MSCI Germany
             AlphaDEX(R) Fund        Germany Index       BMI Index          Index
2/14/12          $10,000               $10,000           $10,000           $10,000
6/30/12            9,157                 9,132             9,197             9,174
12/31/12          11,309                11,243            11,304            11,342
-------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12         116               45              4               1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          45                8              1               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCAN - FIRST TRUST CANADA ALPHADEX(R) FUND

The First Trust Canada AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Canada Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FCAN." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Canada BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE
                                                                                       TOTAL RETURNS
                                                                                    Inception (02/14/12)
                                                                                        to 12/31/12

FUND PERFORMANCE
NAV                                                                                        7.26%
Market Price                                                                               7.36%

INDEX PERFORMANCE
Defined Canada Index                                                                       7.68%
S&P Canada BMI Index                                                                       2.13%
MSCI Canada Index                                                                          3.51%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)



The Fund generated a net asset value ("NAV") return of 7.26% since the Fund's inception on February 14, 2012. During the same period, the benchmark MSCI Canada Index generated a return of 3.51%. The Consumer Staples (+36.5% local) and Consumer Discretionary (+26.6% local) sectors were two of the top-performing sectors, while no sectors detracted meaningfully from the Fund's absolute return. Alimentation Couche Tard, Inc. (+63.4% local) and Viterra (+59.0% local) were two of the top-performing stocks during the period covered by this report. Katanga Mining (-59.1% local) and Enerplus (-41.7% local) were two of the worst-performing stocks during the period. The Consumer Staples sector was the primary contributor to the Fund's slightly strong relative returns. In the sector, the Fund generated higher returns than the benchmark (36.5% vs. 26.5%), and the Fund also benefitted from being overweight the strong sector (12.9% vs. 3.3%).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FCAN - FIRST TRUST CANADA ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Energy                                        24.5%
Financials                                    22.6
Materials                                     22.0
Consumer Discretionary                        11.5
Information Technology                         9.8
Consumer Staples                               7.2
Telecommunication Services                     2.4
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Research In Motion Ltd.                        6.1%
Gibson Energy, Inc.                            4.5
Boardwalk Real Estate Investment Trust         4.3
Alimentation Couche Tard, Inc.                 4.3
Agrium, Inc.                                   4.3
Ensign Energy Services, Inc.                   4.3
Pan American Silver Corp.                      4.2
Inmet Mining Corp.                             4.1
First Quantum Minerals Ltd.                    3.8
Precision Drilling Corp.                       3.7
                                             ------
    Total                                     43.6%
                                             ======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     FEBRUARY 14, 2012 - DECEMBER 31, 2012

            First Trust Canada        Defined         S&P Canada     MSCI Canada
             AlphaDEX(R) Fund       Canada Index      BMI Index         Index
2/14/12         $10,000              $10,000           $10,000        $10,000
6/30/12           9,358                9,369             9,194          9,312
12/31/12         10,726               10,768            10,213         10,351
--------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12         150               13             27               1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          28                1              0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FAUS - FIRST TRUST AUSTRALIA ALPHADEX(R) FUND

The First Trust Australia AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Australia Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAUS." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Australia BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE
                                                                                       TOTAL RETURNS
                                                                                    Inception (02/14/12)
                                                                                        to 12/31/12

FUND PERFORMANCE
NAV                                                                                        9.59%
Market Price                                                                              10.08%

INDEX PERFORMANCE
Defined Australia Index                                                                    8.96%
S&P Australia BMI Index                                                                    9.91%
MSCI Australia Index                                                                      12.42%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)



The Fund generated a net asset value ("NAV") return of 9.59% since the Fund's inception on February 14, 2012. During the same period, the benchmark MSCI Australia Index generated a return of 12.42%. The Financials (+29.4% local) and Health Care (+60.3% local) sectors were two of the top-performing sectors, while the Materials (-9.9% local) sector was the only weak-performing sector. Caltex Australia (+56.7% local) and GrainCorp Ltd. (+42.8% local) were two of the top-performing stocks during the period covered by this report. Iluka Resources (-44.1% local) and OZ Minerals Ltd. (-39.1% local) were two of the worst-performing stocks during the period.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FAUS - FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Materials                                     23.0%
Financials                                    21.2
Energy                                        10.9
Consumer Staples                               9.9
Health Care                                    9.6
Industrials                                    9.3
Consumer Discretionary                         9.2
Utilities                                      4.2
Telecommunication Services                     2.7
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Boral Ltd.                                     5.7%
Caltex Australia Ltd.                          5.5
GrainCorp Ltd.                                 5.1
Ramsay Health Care Ltd.                        4.6
CSL Ltd.                                       4.2
Insurance Australia Group Ltd.                 4.1
Westfield Retail Trust                         4.1
Toll Holdings Ltd.                             3.5
Incitec Pivot Ltd.                             3.5
Atlas Iron Ltd.                                3.5
                                             ------
    Total                                     43.8%
                                             ======

---------------------------------------------------------------------------------------------
                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            FEBRUARY 14, 2012 - DECEMBER 31, 2012

            First Trust Australia          Defined          S&P Australia      MSCI Australia
              AlphaDEX(R) Fund         Australia Index        BMI Index            Index
2/14/12           $10,000                 $10,000             $10,000             $10,000
6/30/12             9,414                   9,374               9,377               9,525
12/31/12           10,959                  10,895              10,991              11,242
---------------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          94               73              9               2

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          34                8              0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FKU - FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND

The First Trust United Kingdom AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined United Kingdom Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FKU." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P United Kingdom BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE
                                                                                       TOTAL RETURNS
                                                                                    Inception (02/14/12)
                                                                                        to 12/31/12

FUND PERFORMANCE
NAV                                                                                        16.17%
Market Price                                                                               15.56%

INDEX PERFORMANCE
Defined United Kingdom Index                                                               16.23%
S&P United Kingdom BMI Index                                                                9.46%
MSCI United Kingdom Index                                                                   7.92%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


The Fund generated a net asset value ("NAV") return of 16.17% since the Fund's inception on February 14, 2012. During the same period, the benchmark MSCI United Kingdom Index generated a return of 7.92%. The Consumer Discretionary (+24.6% local) and Industrials (+26.9% local) sectors were two of the top-performing sectors, while the Materials (-5.7% local) and Information Technology (-26.5% local) sectors were two of the worst-performing sectors. easyJet PLC (+70.1% local) and Ashtead Group PLC (+63.7% local) were two of the top-performing stocks during the period covered by this report. Imagination Technologies Group PLC (-27.0% local) and Anglo American PLC (-30.1% local) were two of the worst-performing stocks during the period. During the period, the Fund outperformed the benchmark by 8.3%. The Industrials sector was the primary contributor to the Fund's outperformance, as the Fund was overweight (19.6% vs. 6.2%) in the sector. Also contributing to the strong relative performance was the Consumer Discretionary sector, as the Fund was overweight (18.2% vs. 6.2%) in the sector. In addition, the Fund's stocks outperformed the benchmark stocks (+26.9% vs. 16.0% local).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FKU - FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                        15.3%
Industrials                                   22.4
Financials                                    20.7
Materials                                     15.4
Consumer Staples                               9.0
Energy                                         7.0
Health Care                                    2.7
Telecommunication Services                     2.5
Information Technology                         1.8
Utilities                                      3.2
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
easyJet PLC                                    2.9%
Xstrata PLC                                    2.6
Ashtead Group PLC                              2.6
Sports Direct International PLC                2.5
TalkTalk Telecom Group PLC                     2.4
Whitbread PLC                                  2.4
BHP Billiton PLC                               2.4
Intertek Group PLC                             2.3
African Barrick Gold PLC                       2.3
Booker Group PLC                               2.1
                                             ------
    Total                                     24.5%
                                             ======

-----------------------------------------------------------------------------------------------------
                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                FEBRUARY 14, 2012 - DECEMBER 31, 2012

            First Trust United Kingdom      Defined United      S&P United Kingdom       MSCI United
                 AlphaDEX(R) Fund           Kingdom Index           BMI Index           Kingdom Index
2/14/12             $10,000                   $10,000                $10,000               $10,000
6/30/12               9,737                     9,761                  9,718                 9,678
12/31/12             11,617                    11,622                 10,945                10,792
-----------------------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          87              100             21               1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12           9                2              0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FTW - FIRST TRUST TAIWAN ALPHADEX(R) FUND

The First Trust Taiwan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Taiwan Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTW." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Taiwan BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE
                                                                                       TOTAL RETURNS
                                                                                    Inception (02/14/12)
                                                                                        to 12/31/12

FUND PERFORMANCE
NAV                                                                                        0.71%
Market Price                                                                               1.05%

INDEX PERFORMANCE
Defined Taiwan Index                                                                       1.11%
S&P Taiwan BMI Index                                                                       1.57%
MSCI Taiwan Index                                                                          3.52%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)



The Fund generated a net asset value ("NAV") return of 0.71% since the Fund's inception on February 14, 2012. During the same period, the benchmark MSCI Taiwan Index generated a return of 3.52%. The Consumer Discretionary (+18.6% local) and Telecommunication Services (+31.7% local) sectors were two of the top-performing sectors, while the Information Technology (-8.3% local) sector was the only weak-performing sector. ASUSTeK Computer (+38.3% local) and Far EasTone Telecommunications Co. (+38.8% local) were two of the top-performing stocks during the period covered by this report. HTC Corp. (-42.1% local) and Compal Electronics (-40.1% local) were two of the worst-performing stocks during the period.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FTW - FIRST TRUST TAIWAN ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Information Technology                        60.6%
Consumer Discretionary                        13.0
Financials                                     7.7
Telecommunication Services                     7.1
Consumer Staples                               4.9
Materials                                      4.3
Industrials                                    2.4
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
ASUSTeK Computer, Inc.                         4.9%
Uni-President Enterprises Corp.                4.8
Foxconn International Holdings Ltd.            4.3
LiteOn Technology Corp.                        4.2
Chimei Innolux Corp.                           4.1
Pou Chen Corp.                                 3.9
Advanced Semiconductor Engineering, Inc.       3.8
Cheng Shin Rubber Industry Co., Ltd.           3.7
Far EasTone Telecommunications Co., Ltd.       3.7
United Microelectronics Corp.                  3.7
                                             ------
    Total                                     41.1%
                                             ======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     FEBRUARY 14, 2012 - DECEMBER 31, 2012

            First Trust Taiwan        Defined         S&P Taiwan     MSCI Taiwan
             AlphaDEX(R) Fund       Taiwan Index      BMI Index         Index
2/14/12          $10,000              $10,000          $10,000         $10,000
6/30/12            9,263                9,200            9,129           9,195
12/31/12          10,070               10,111           10,158          10,353
--------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          70               74             30               1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          36                8              0               1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FHK - FIRST TRUST HONG KONG ALPHADEX(R) FUND

The First Trust Hong Kong AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Hong Kong Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FHK." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Hong Kong BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE
                                                                                       TOTAL RETURNS
                                                                                    Inception (02/14/12)
                                                                                        to 12/31/12

FUND PERFORMANCE
NAV                                                                                        17.60%
Market Price                                                                               17.49%

INDEX PERFORMANCE
Defined Hong Kong Index                                                                    17.35%
S&P Hong Kong BMI Index                                                                    11.32%
MSCI Hong Kong Index                                                                       12.99%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


The Fund generated a net asset value ("NAV") return of 17.60% since the Fund's inception on February 14, 2012. During the same period, the benchmark MSCI Hong Kong Index generated a return of 12.99%. The Financials (+21.9% local) and Industrials (+23.2% local) sectors were two of the top-performing sectors, while the Information Technology (-26.1%) sector was the only weak-performing sector. Hopewell Holdings Ltd. (+67.8% local) and Wheelock & Co., Ltd. (+54.9% local) were two of the top-performing stocks during the period covered by this report. Dah Chong Hong Holdings Ltd. (-26.9% local) and Sands China Ltd. (-17.3% local) were two of the worst-performing stocks during the period. The Financials and Consumer Discretionary sectors were the strongest contributors to the Fund's relative outperformance, as the Fund's stocks outperformed the benchmarks in both sectors. In the Financials sector, the Fund's stocks returned +21.9% (local), while benchmark stocks returned +14.1% (local). In the Consumer Discretionary sector, the Fund's stocks returned +26.7% (local), while benchmark stocks returned +6.1% (local).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FHK - FIRST TRUST HONG KONG ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                    49.9%
Industrials                                   14.9
Consumer Discretionary                        14.0
Utilities                                      8.1
Telecommunication Services                     6.7
Consumer Staples                               3.5
Materials                                      1.6
Information Technology                         1.3
    Total                                    100.0%

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Hopewell Holdings Ltd.                         5.1%
Wheelock & Co., Ltd.                           4.5
Galaxy Entertainment Group Ltd.                4.4
Hysan Development Co., Ltd.                    4.3
China Gas Holdings Ltd.                        4.3
Hongkong Land Holdings Ltd.                    4.1
Shi On Land Ltd.                               4.1
New World China Land Ltd.                      4.0
Wharf Holdings Ltd.                            4.0
Champion Real Estate Investment Trust          3.9
                                             ------
    Total                                     42.7%
                                             ======

---------------------------------------------------------------------------------------------
                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     FEBRUARY 14, 2012 - DECEMBER 31, 2012

            First Trust Hong Kong          Defined          S&P Hong Kong      MSCI Hong Kong
              AlphaDEX(R) Fund         Hong Kong Index        BMI Index            Index
2/14/12            $10,000                 $10,000             $10,000            $10,000
6/30/12              9,573                   9,507               9,375              9,502
12/31/12            11,759                  11,734              11,132             11,299
---------------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          64               70             31               1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          43               11              0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FSZ - FIRST TRUST SWITZERLAND ALPHADEX(R) FUND

The First Trust Switzerland AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Switzerland Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FSZ." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Switzerland BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE
                                                                                       TOTAL RETURNS
                                                                                    Inception (02/14/12)
                                                                                        to 12/31/12

FUND PERFORMANCE
NAV                                                                                        10.04%
Market Price                                                                               10.28%

INDEX PERFORMANCE
Defined Switzerland Index                                                                   9.77%
S&P Switzerland BMI Index                                                                  13.38%
MSCI Switzerland Index                                                                     13.75%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)



The Fund generated a net asset value ("NAV") return of 10.04% since the Fund's inception on February 14, 2012. During the same period, the benchmark MSCI Switzerland Index generated a return of 13.75%. The Financials (+10.1% local) and Industrials (+15.5% local) sectors were two of the top-performing sectors, while the Utilities (-19.6%) sector was the only weak-performing sector. OC Oerlikon Corp. AG (+36.7% local) and Swiss Life Holding AG (+27.3% local) were two of the top-performing stocks during the period covered by this report. Alpiq Holding AG (-21.4% local) and BKW AG (-17.7% local) were two of the worst-performing stocks during the period.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FSZ - FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                    33.5%
Industrials                                   20.1
Materials                                     14.4
Health Care                                   12.0
Consumer Staples                               8.2
Consumer Discretionary                         7.0
Information Technology                         2.5
Telecommunication Services                     2.3
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Swiss Life Holding AG                          5.1%
Flughafen Zuerich AG                           4.7
Lonza Group AG                                 4.6
Swiss Re S.A.                                  4.1
Clariant AG                                    3.9
OC Oerlikon Corp. AG                           3.9
PSP Swiss Property AG                          3.8
Aryzta AG                                      3.7
Helvetia Holding AG                            3.6
SGS S.A.                                       3.4
                                             ------
    Total                                     40.8%
                                             ======

-----------------------------------------------------------------------------------------------------
                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                FEBRUARY 14, 2012 - DECEMBER 31, 2012

            First Trust Switzerland           Defined           S&P Switzerland      MSCI Switzerland
               AlphaDEX(R) Fund          Switzerland Index         BMI Index              Index
2/14/12             $10,000                   $10,000               $10,000              $10,000
6/30/12               9,444                     9,432                 9,760                9,769
12/31/12             11,004                    10,977                11,338               11,374
-----------------------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12         137               36              2               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          41                4              0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDTS - FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

The First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Developed Markets ex-US Small Cap Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FDTS." The Fund commenced trading on February 16, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Developed Markets ex-US SmallCap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE
                                                                                       TOTAL RETURNS
                                                                                    Inception (02/15/12)
                                                                                        to 12/31/12

FUND PERFORMANCE
NAV                                                                                        3.52%
Market Price                                                                               3.56%

INDEX PERFORMANCE
Defined Developed Markets ex-US Small Cap Index                                            3.12%
S&P Developed Markets ex-US SmallCap Index                                                 6.04%
MSCI World ex US Small Cap Index                                                           5.38%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


The Fund generated a net asset value ("NAV") return of 3.52% since the Fund's inception on February 15, 2012. During the same period, the benchmark MSCI World ex US Small Cap Index generated a return of 5.38%. The Financials (+26.5% local) and Consumer Discretionary (+13.4% local) sectors were two of the top-performing sectors, while the Materials (-15.2% local) and Energy (-11.0% local) sectors were two of the worst-performing sectors. eAccess Ltd. (+232.7% local) and Able C&C Inc. (+91.1% local) were two of the top-performing stocks during the period covered by this report. Centrotherm Photovoltaics AG (-93.3% local) and Thompson Creek Metals Co. (-68.7% local) were two of the worst-performing stocks during the period.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FDTS - FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND
(CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                        27.5%
Industrials                                   20.1
Materials                                     14.0
Financials                                     9.2
Information Technology                         8.5
Energy                                         6.8
Consumer Staples                               5.6
Health Care                                    4.7
Telecommunication Services                     2.5
Utilities                                      1.1
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Softbank Corp.                                 1.2%
Lai Sun Development                            0.7
Cosmos Pharmaceutical Corp.                    0.7
Kamei Corp.                                    0.6
Intralot SA-Integrated Lottery Systems
   & Services                                  0.6
Daido Metal Co., Ltd.                          0.6
GS Home Shopping, Inc.                         0.6
Seven West Media Ltd.                          0.6
J Trust Co., Ltd.                              0.6
Tokai Carbon Co., Ltd.                         0.6
                                             ------
    Total                                      6.8%
                                             ======

------------------------------------------------------------------------------------------------------------------------------
                                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            FEBRUARY 15, 2012 - DECEMBER 31, 2012

            First Trust Developed Markets ex-US     Defined Developed Markets S&P      Developed Markets      MSCI World ex US
                Small Cap AlphaDEX(R) Fund              ex-US Small Cap Index         ex-US SmallCap Index    Small Cap Index
2/15/12                  $10,000                              $10,000                      $10,000                $10,000
6/30/12                    8,976                                8,930                        9,318                  9,258
12/31/12                  10,352                               10,311                       10,604                 10,538
------------------------------------------------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 16, 2012 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          35                9              4               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          82               84              2               3

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FEMS - FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND

The First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Emerging Markets Small Cap Index (the "Index"). The Fund normally invests at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEMS." The Fund commenced trading on February 16, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Emerging Markets SmallCap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE
                                                                                       TOTAL RETURNS
                                                                                    Inception (02/15/12)
                                                                                        to 12/31/12

FUND PERFORMANCE
NAV                                                                                        15.56%
Market Price                                                                               16.27%

INDEX PERFORMANCE
Defined Emerging Markets Small Cap Index                                                   15.12%
S&P Emerging Markets SmallCap Index                                                         5.63%
MSCI Emerging Markets Small Cap Index                                                       2.97%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)



The Fund generated a net asset value ("NAV") return of 15.56% since the Fund's inception on February 15, 2012. During the same period, the benchmark MSCI Emerging Markets Small Cap Index generated a return of 2.97%. The Financials (+43.4% local) and Consumer Discretionary (+24.2% local) sectors were two of the top-performing sectors, while the Information Technology (-11.2%) sector was the only weak-performing sector. Anton Oilfield Services Group (+116.4% local) and Renhe Commercial Holdings Co. Ltd. (+65.3% local) were two of the top-performing stocks during the period covered by this report. Arima Communications Corp. (-47.4% local) and Bakrie Sumatera Plantations (-56.1% local) were two of the worst-performing stocks during the period. During the period, the Fund outperformed its benchmark by +12.6%, with several sectors contributing positively to the Fund's outperformance. The most outperformance was realized in the Energy sector, where the Fund's stocks returned +33.1% (local) and the benchmark stocks were down -8.9% (local). Also helping outperformance was a stronger selection effect in the Consumer Discretionary sector, with the Fund's stocks returning +24.2% (local), while benchmark stocks returned +4.4% (local).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FEMS - FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (CONTINUED)


-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                        19.6%
Industrials                                   18.1
Financials                                    16.8
Materials                                     12.4
Energy                                        10.3
Information Technology                         9.9
Consumer Staples                               4.6
Health Care                                    3.2
Utilities                                      3.1
Telecommunication Services                     2.0
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2012
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Renhe Commercial Holdings Co., Ltd.            1.9%
Anton Oilfield Services Group/Hong Kong        1.6
Honghua Group Ltd.                             1.6
Newocean Energy Holdings Ltd.                  1.4
Apollo Solar Energy Technology Holdings Ltd.   1.2
Toyo-Thai corp PCL                             1.1
CIMC Enric Holdings Ltd.                       1.1
Chu Kong Petroleum & Natural Gas Steel
   Pipe Holdings Ltd.                          1.0
China Singyes Solar Technologies
   Holdings Ltd.                               1.0
Hopson Development Holdings Ltd.               0.9
                                             ------
    Total                                     12.8%
                                             ======

----------------------------------------------------------------------------------------------------------------------------
                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     FEBRUARY 15, 2012 - DECEMBER 31, 2012

            First Trust Emerging Markets       Defined Emerging Markets       S&P Emerging Markets     MSCI Emerging Markets
             Small Cap AlphaDEX(R) Fund            Small Cap Index               SmallCap Index           Small Cap Index
2/15/12               $10,000                          $10,000                       $10,000                  $10,000
6/30/12                 8,991                            8,898                         9,016                    9,037
12/31/12               11,556                           11,512                        10,563                   10,297
----------------------------------------------------------------------------------------------------------------------------


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 16, 2012 (commencement of trading) through December 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          94               83             12               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          25                5              0               0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after their inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2012 (UNAUDITED)

As a shareholder of First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund, First Trust Europe AlphaDEX(R) Fund, First Trust Latin America AlphaDEX(R) Fund, First Trust Brazil AlphaDEX(R) Fund, First Trust China AlphaDEX(R) Fund, First Trust Japan AlphaDEX(R) Fund, First Trust South Korea AlphaDEX(R), First Trust Developed Markets Ex-US AlphaDEX(R) Fund, the First Trust Emerging Markets AlphaDEX(R) Fund, First Trust Germany AlphaDEX(R) Fund, First Trust Canada AlphaDEX(R) Fund, First Trust Australia AlphaDEX(R) Fund, First Trust United Kingdom AlphaDEX(R) Fund, First Trust Taiwan AlphaDEX(R) Fund, First Trust Hong Kong AlphaDEX(R) Fund, First Trust Switzerland AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund, and First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2012.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                   JULY 1, 2012      DECEMBER 31, 2012       PERIOD            PERIOD (a)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,183.50             0.80%               $4.39
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST EUROPE ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,203.40             0.80%               $4.43
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,111.30             0.80%               $4.25
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST BRAZIL ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,051.50             0.80%               $4.13
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST CHINA ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,220.00             0.80%               $4.46
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST JAPAN ALPHADEX(R) FUND
Actual                                              $1,000.00             $981.20             0.80%               $3.98
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

DECEMBER 31, 2012 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                   JULY 1, 2012      DECEMBER 31, 2012       PERIOD            PERIOD (a)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,176.90             0.80%               $4.38
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,163.30             0.80%               $4.35
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,154.10             0.80%               $4.33
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST GERMANY ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,235.00             0.80%               $4.49
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST CANADA ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,146.20             0.80%               $4.32
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,164.10             0.80%               $4.35
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,193.10             0.80%               $4.41
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST TAIWAN ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,087.10             0.80%               $4.20
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST HONG KONG ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,228.40             0.80%               $4.48
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,165.20             0.80%               $4.35
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,153.30             0.80%               $4.33
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,285.30             0.80%               $4.60
Hypothetical (5% return before expenses)            $1,000.00           $1,021.11             0.80%               $4.06


(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (July 1, 2012 through December 31, 2012), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - 99.3%
               AUSTRALIA - 16.0%
        55,150 Australian Infrastructure Fund (b) $     178,861
        10,841 Boral Ltd. (b)                            49,743
        12,591 Caltex Australia Ltd. (b)                253,956
        80,460 Commonwealth Property Office
                  Fund (b)                               85,717
         1,810 CSL Ltd. (b)                             102,188
         3,530 Flight Centre Ltd. (b)                    99,884
        11,930 Fortescue Metals Group Ltd. (b)           59,452
        13,940 GrainCorp Ltd. (b)                       180,771
        21,461 Harvey Norman Holdings Ltd. (b)           42,722
        12,580 Iluka Resources Ltd. (b)                 121,573
        38,110 Insurance Australia Group Ltd. (b)       187,705
         5,301 Lend Lease Group (b)                      51,768
        30,840 OZ Minerals Ltd. (b)                     219,013
        68,260 Qantas Airways Ltd. (b) (c)              106,889
        36,460 Regis Resources Ltd. (b) (c)             195,661
        60,341 TABCORP Holdings Ltd. (b)                192,730
        16,551 Treasury Wine Estates Ltd. (b)            81,463
                                                  -------------
                                                      2,210,096
                                                  -------------

               BERMUDA - 9.1%
        70,000 Great Eagle Holdings Ltd. (b)            234,196
        32,000 Hongkong Land Holdings Ltd. (b)          226,012
         3,600 Jardine Matheson Holdings Ltd. (b)       224,628
         4,500 Jardine Strategic Holdings Ltd. (b)      161,003
        35,000 Kerry Properties Ltd. (b)                183,644
        40,000 Luk Fook Holdings International
                 Ltd. (b)                               128,380
        55,000 NWS Holdings Ltd. (b)                     93,480
                                                  -------------
                                                      1,251,343
                                                  -------------

               CAYMAN ISLANDS - 2.5%
        40,000 ENN Energy Holdings Ltd. (b)             175,016
       339,992 New World China Land Ltd. (b)            165,836
                                                  -------------
                                                        340,852
                                                  -------------

               HONG KONG - 21.3%
       475,192 Champion Real Estate Investment
                 Trust (b)                              228,548
         7,500 Cheung Kong Holdings Ltd. (b)            116,696
       180,000 Fosun International Ltd. (b)             115,591
        65,000 Galaxy Entertainment Group
                 Ltd. (b) (c)                           260,206
        23,810 Henderson Land Development
                 Co., Ltd. (b)                          170,461
        49,720 Hopewell Holdings Ltd. (b)               215,577
        50,000 Hysan Development Co., Ltd. (b)          243,468
        18,660 Link REIT (b)                             93,572
       110,000 New World Development Co.,
                 Ltd. (b)                               174,439
        70,000 Sino Land Co., Ltd. (b)                  127,444
        12,500 Sun Hung Kai Properties Ltd. (b)         190,218
        13,830 Swire Pacific Ltd. (b)                   172,998
        42,000 Swire Properties Ltd. (b)                141,457
        95,000 Techtronic Industries Co. (b)            182,075


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               HONG KONG - (CONTINUED)
        32,200 Wharf Holdings Ltd. (b)            $     256,837
        48,750 Wheelock & Co., Ltd. (b)                 248,041
                                                  -------------
                                                      2,937,628
                                                  -------------

               MAURITIUS - 1.6%
       400,000 Golden Agri-Resources Ltd. (b)           215,260
                                                  -------------

               NEW ZEALAND - 1.2%
        87,600 Telecom Corp. of New Zealand
                 Ltd. (b)                               165,811
                                                  -------------

               SINGAPORE - 10.4%
        30,000 ComfortDelGro Corp Ltd (b)                44,134
        50,000 First Resources Ltd. (b)                  83,372
        11,000 Fraser and Neave Ltd. (b)                 87,896
        20,000 Global Logistic Properties
                 Ltd. (b) (c)                            46,254
        10,000 Keppel Corp., Ltd. (b)                    91,316
        72,000 Keppel Land Ltd. (b)                     241,147
        90,000 Keppel REIT Asia (b)                      95,945
        49,000 Mapletree Logistics Trust (b)             46,116
        72,000 Overseas Union Enterprise
                 Ltd. (b)                               165,088
        30,000 SembCorp Industries Ltd. (b)             130,810
       180,000 Suntec Real Estate Investment
                 Trust (b)                              247,993
        30,000 UOL Group Ltd. (b)                       147,957
                                                  -------------
                                                      1,428,028
                                                  -------------

               SOUTH KOREA - 37.2%
           490 AMOREPACIFIC Group (b)                   213,588
         4,000 BS Financial Group, Inc. (b)              49,598
        10,110 Cheil Worldwide, Inc. (b)                203,943
         2,391 CJ Corp. (b)                             265,744
         5,700 Daewoo International Corp. (b)           212,298
           350 Doosan Corp. (b)                          42,521
         2,100 Halla Climate Control Corp. (b)           46,825
         2,810 Hana Financial Group, Inc. (b)            91,862
           894 Hotel Shilla Co., Ltd. (b)                37,055
           790 Hyundai Glovis Co., Ltd. (b)             164,430
         2,006 Hyundai Hysco (b)                         85,786
         4,110 Hyundai Marine & Fire Insurance
                 Co., Ltd. (b)                          128,295
           710 Hyundai Mipo Dockyard (b)                 85,171
           151 Hyundai Mobis (b)                         40,968

           571 Hyundai Motor Co. (b)                    117,708
           541 Hyundai Steel Co. (b)                     44,901
           770 Hyundai Wia Corp. (b)                    125,422
         7,810 Industrial Bank of Korea (b)              87,314
           821 KCC Corp. (b)                            229,447
           950 KEPCO Plant Service &
                 Engineering Co., Ltd. (b)               54,211
         2,080 Kia Motors Corp. (b)                     110,601
         5,110 Korea Electric Power Corp. (b) (c)       145,099
         5,610 Korea Exchange Bank (b) (c)               40,136
         1,981 Korea Express Co., Ltd. (b) (c)          187,067

                        See Notes to Financial Statements                Page 43

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               SOUTH KOREA - (CONTINUED)
         3,350 Korea Gas Corp. (b)                $     235,637
           491 Korea Zinc Co., Ltd. (b)                 187,688
         5,410 KT Corp. (b)                             179,911
           771 LG Corp. (b)                              47,231
         3,400 LG Display Co., Ltd. (b) (c)             100,284
        19,810 LG Uplus Corp. (b)                       144,970
           300 Lotte Shopping Co., Ltd. (b)             105,947
           991 LS Corp. (b)                              87,794
           350 Neo Holdings Co., Ltd. (b) (c)                 0
           161 NHN Corp. (b)                             34,200
            50 Orion Corp. (b)                           51,286
           391 POSCO (b)                                128,088
           451 S-Oil Corp. (b)                           44,546
         2,110 S1 Corp. (b)                             137,933
           101 Samsung Electronics Co., Ltd. (b)        145,117
         1,210 Shinhan Financial Group Co
                 Ltd. (b)                                44,283
           930 SK Holdings Co., Ltd. (b)                157,281
         1,140 SK Innovation Co., Ltd. (b)              188,629
         1,310 SK Telecom Co., Ltd. (b)                 186,783
         8,710 Woori Finance Holdings Co.,
                 Ltd. (b)                                97,159
                                                  -------------
                                                      5,114,757
                                                  -------------
               TOTAL INVESTMENTS - 99.3%             13,663,775
               (Cost $13,056,211) (d)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.7%                     101,372
                                                  -------------
               NET ASSETS - 100.0%                $  13,765,147
                                                  =============


(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $13,110,308. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $673,548 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $120,081.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*            $13,663,775       $ --      $13,663,775       $ --
                          ======================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2012, the Fund transferred common stocks valued at $1,767,033 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2011 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange ("NYSE") close on December 31, 2012 exceeding a certain threshold.


    INDUSTRY                                    % OF NET ASSETS
    -----------------------------------------------------------
    Real Estate Management & Development             22.8%
    Industrial Conglomerates                         11.0
    Metals & Mining                                   8.4
    Real Estate Investment Trusts (REITs)             5.8
    Hotels, Restaurants & Leisure                     5.5
    Food Products                                     3.9
    Diversified Telecommunication Services            3.6
    Oil, Gas & Consumable Fuels                       3.5
    Gas Utilities                                     3.0
    Commercial Banks                                  3.0
    Insurance                                         2.3
    Road & Rail                                       1.7
    Building Products                                 1.7
    Automobiles                                       1.7
    Personal Products                                 1.6
    Auto Components                                   1.5
    Trading Companies & Distributors                  1.5
    Media                                             1.5
    Commercial Services & Supplies                    1.4
    Wireless Telecommunication Services               1.4
    Household Durables                                1.3
    Transportation Infrastructure                     1.3
    Air Freight & Logistics                           1.2
    Multiline Retail                                  1.1
    Semiconductors & Semiconductor Equipment          1.1
    Electric Utilities                                1.0
    Specialty Retail                                  0.9
    Airlines                                          0.8
    Biotechnology                                     0.7
    Electronic Equipment, Instruments &
      Components                                      0.7
    Electrical Equipment                              0.6
    Machinery                                         0.6
    Beverages                                         0.6
    Construction Materials                            0.4
    Internet Software & Services                      0.2
    -------------------------------------------------------
    TOTAL INVESTMENTS                                99.3
    NET OTHER ASSETS AND LIABILITIES                  0.7
                                                  ---------
    TOTAL                                           100.0%
                                                  =========


Page 44                 See Notes to Financial Statements

FIRST TRUST EUROPE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - 100.0%
               AUSTRIA - 3.5%
         3,289 Andritz AG (b)                     $     211,347
        13,393 EVN AG                                   208,867
         2,184 Lenzing AG (b)                           196,358
         6,650 OMV AG (b)                               240,969
         3,864 Raiffeisen Bank International
                 AG (b)                                 160,738
         1,560 Voestalpine AG (b)                        57,320
                                                  -------------
                                                      1,075,599
                                                  -------------

               BELGIUM - 3.3%
         9,720 Ageas (b)                                287,199
         2,857 D'ieteren S.A. N.V.                      114,792
         6,026 Delhaize Group S.A. (b)                  242,720
         1,201 Solvay S.A. (b)                          174,760
         3,575 Umicore S.A. (b)                         197,959
                                                  -------------
                                                      1,017,430
                                                  -------------

               BERMUDA - 0.5%
        18,239 Catlin Group Ltd. (b)                    150,064
                                                  -------------

               CAYMAN ISLANDS - 0.8%
        18,336 Manchester United PLC (c)                257,621
                                                  -------------

               DENMARK - 2.2%
            21 AP Moller - Maersk A.S. (b)              159,026
         2,591 Danske Bank A.S. (b) (c)                  44,006
        15,146 GN Store Nord A.S. (b)                   220,117
           482 Rockwool International A.S. (b)           54,189
        12,794 TDC A.S. (b)                              90,647
           479 Topdanmark A.S. (b) (c)                  102,916
                                                  -------------
                                                        670,901
                                                  -------------

               FINLAND - 2.0%
         5,064 Fortum OYJ (b)                            94,803
         1,345 Kone OYJ (b)                              99,476
        17,784 Neste Oil OYJ (b)                        230,554
        15,002 Stora Enso OYJ (b)                       105,005
         8,255 UPM-Kymmene OYJ (b)                       97,118
                                                  -------------
                                                        626,956
                                                  -------------

               FRANCE - 15.7%
        28,777 Air France-KLM (b) (c)                   269,823
       211,201 Alcatel-Lucent (b) (c)                   284,755
           986 Arkema S.A. (b)                          103,529
         3,337 AtoS (b)                                 234,347
           720 Bollore (b)                              245,236
         7,633 Bouygues S.A. (b)                        227,136
           911 Bureau Veritas S.A. (b)                  102,150
         3,984 Cie de St-Gobain (b)                     171,088
         5,927 Cie Generale de Geophysique -
                 Veritas (b) (c)                        180,100
         2,976 Cie Generale des Etablissements
                 Michelin (b)                           285,157
         1,417 Eiffage S.A. (b)                          63,490


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               FRANCE - (CONTINUED)
         2,231 Electricte de France (b)           $      41,342
           793 Eramet (b)                               117,530
         2,112 Euler Hermes S.A. (b)                    182,896
         1,010 Eurazeo (b)                               48,901
        19,321 France Telecom S.A. (b)                  214,344
         8,330 GDF Suez (b)                             171,565
           575 Iliad S.A.                                98,704
         1,729 Lafarge S.A. (b)                         111,645
        14,808 Natixis (b)                               50,615
        23,593 Peugeot S.A. (b) (c)                     172,170
         2,497 Publicis Groupe S.A. (b)                 150,227
         4,968 Renault S.A. (b)                         269,802
         2,306 Rexel S.A. (b)                            47,164
         2,615 Sa des Ciments Vicat (b)                 163,414
         3,287 Societe Generale S.A. (b) (c)            124,980
         4,106 Suez Environnement Co. (b)                49,530
         4,703 Total S.A. (b)                           244,711
         4,032 Valeo S.A. (b)                           202,527
         1,104 Vallourec S.A. (b)                        57,951
           385 Vilmorin & Cie (b)                        47,677
         1,104 Wendel S.A. (b)                          113,802
                                                  -------------
                                                      4,848,308
                                                  -------------

               GERMANY - 12.4%
         1,129 Adidas AG (b)                            100,762
           385 Allianz SE (b)                            53,668
         3,193 Aurubis AG (b)                           228,422
           552 BASF SE (b)                               52,197
         1,631 Bayer AG (b)                             155,535
         1,273 Bayerische Motoren Werke AG (b)          123,877
         1,463 Brenntag AG (b)                          192,743
         2,377 Continental AG (b)                       277,047
         3,842 Daimler AG (b)                           211,523
         1,177 Deutsche Bank AG (b)                      51,782
         3,433 Deutsche Lufthansa AG (b)                 64,898
         2,378 Deutsche Post AG (b)                      52,377
        11,425 Freenet AG (b)                           211,745
         1,466 Fuchs Petrolub AG (b)                    109,495
         1,463 Hannover Rueckversicherung
                 AG (b)                                 114,588
           578 Henkel AG & Co KGaA (b)                   47,553
        22,034 Infineon Technologies AG (b)             179,499
         2,809 Lanxess AG (b)                           247,696
           746 Merck KGaA (b)                            98,319
         4,825 Salzgitter AG (b)                        252,871
        11,618 Sky Deutschland AG (b) (c)                64,431
        27,050 TUI AG (b) (c)                           282,870
         6,863 United Internet AG (b)                   148,414
         1,392 Volkswagen AG (b)                        301,976
         1,442 Wacker Chemie AG (b)                      94,849

                        See Notes to Financial Statements                Page 45

FIRST TRUST EUROPE ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               GERMANY - (CONTINUED)
         4,057 Wirecard AG (b)                    $     100,157
                                                  -------------
                                                      3,819,294
                                                  -------------

               IRELAND - 3.3%
         8,090 DCC PLC (b)                              266,097
        26,282 Glanbia PLC (b)                          287,860
         2,735 Kerry Group PLC                          143,753
           625 Paddy Power PLC (b)                       51,490
        23,112 Smurfit Kappa Group PLC (b)              271,569
                                                  -------------
                                                      1,020,769
                                                  -------------

               ITALY - 6.6%
        93,433 Banco Popolare SC (b) (c)                155,581
        52,730 Enel S.p.A (b)                           219,329
         8,521 ENI S.p.A (b)                            208,743
         9,265 Exor S.p.A (b)                           233,495
        26,210 Fiat S.p.A (b) (c)                       132,031
         8,473 Lottomatica S.p.A (b)                    193,596
        99,337 Mediaset S.p.A (b)                       206,378
        43,682 Parmalat S.p.A (b)                       101,635
        17,327 Pirelli & C. S.p.A (b)                   199,636
        12,600 Prada S.p.A (b)                          122,514
        13,079 Prysmian S.p.A (b)                       261,070
                                                  -------------
                                                      2,034,008
                                                  -------------

               JERSEY - 1.6%
         1,130 Randgold Resources Ltd. (b)              111,788
        12,362 UBM PLC (b)                              146,198
         2,089 Wolseley PLC (b)                          99,893
        10,298 WPP PLC (b) (c)                          150,445
                                                  -------------
                                                        508,324
                                                  -------------

               LUXEMBOURG - 2.3%
         6,504 ArcelorMittal (b)                        113,400
         8,545 AZ Electronic Materials S.A. (b)          49,164
         1,319 Eurofins Scientific (b)                  214,557
         6,071 Subsea 7 S.A. (b)                        145,900
         9,143 Tenaris S.A. (b)                         190,635
                                                  -------------
                                                        713,656
                                                  -------------

               NETHERLANDS - 1.9%
        26,905 Aegon N.V. (b)                           173,801
         1,585 Gemalto N.V. (b)                         143,070
        11,161 Koninklijke Ahold NV (b)                 149,658
         3,986 Koninklijke Philips Electronics
                 N.V. (b)                               105,550
                                                  -------------
                                                        572,079
                                                  -------------

               NORWAY - 4.2%
         4,921 Aker Solutions ASA (b)                   101,907
        97,705 DNO International ASA (b) (c)            164,948


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               NORWAY - (CONTINUED)
         4,176 Fred Olsen Energy ASA (b)          $     183,347
        11,281 Petroleum Geo-Services ASA (b)           196,486
         9,026 Statoil ASA (b)                          227,497
         5,713 TGS Nopec Geophysical Co.
                 ASA (b)                                188,676
         4,656 Yara International ASA (b)               232,142
                                                  -------------
                                                      1,295,003
                                                  -------------

               PORTUGAL - 1.4%
        50,810 EDP - Energias de Portugal
                 S.A. (b)                               154,553
        87,264 Portucel Empresa Produtora de
                 Pasta e Papel S.A.                     262,620
                                                  -------------
                                                        417,173
                                                  -------------

               SPAIN - 6.6%
         1,633 Acciona S.A. (b)                         121,950
        27,912 Bankia S.A. (c)                           14,405
        33,792 Distribuidora Internacional de
                 Alimentacion S.A. (b)                  215,902
        20,831 EDP Renovaveis S.A. (b) (c)              110,476
         9,698 Endesa S.A. (b) (c)                      216,237
         7,175 Ferrovial S.A. (b)                       106,810
         9,887 Gas Natural SDG S.A. (b)                 178,236
         7,057 Grifols S.A. (b) (c)                     246,770
            14 Grifols S.A. (b) (c)                         353
        51,431 Iberdrola S.A. (b)                       287,227
         1,128 Inditex S.A. (b)                         158,491
        58,201 International Consolidated
                 Airlines Group S.A. (b) (c)            176,488
         9,623 Repsol YPF S.A. (b)                      196,432
                                                  -------------
                                                      2,029,777
                                                  -------------

               SWEDEN - 6.4%
        11,183 Boliden AB (b)                           212,488
         9,434 Electrolux AB (b)                        249,194
         6,527 Hexagon AB (b)                           165,056
         8,521 Holmen AB (b)                            253,278
         3,817 Lundin Petroleum AB (b) (c)               88,334
        12,144 Saab AB (b)                              252,942
        22,250 Skandinaviska Enskilda Banken
                 AB (b)                                 190,364
        19,679 SSAB AB (b)                              173,381
         9,914 Swedbank AB (b)                          194,764
         6,479 TeliaSonera AB (b)                        43,986
         8,281 Trelleborg AB (b)                        103,565
         3,314 Volvo AB (b)                              45,697
                                                  -------------
                                                      1,973,049
                                                  -------------

               SWITZERLAND - 1.7%
         3,913 Clariant AG (b) (c)                       53,372
           119 Flughafen Zuerich AG (b)                  55,101
           265 Helvetia Holding AG (b)                  101,077
         1,273 Sulzer AG (b)                            201,476

Page 46                 See Notes to Financial Statements

FIRST TRUST EUROPE ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               SWITZERLAND - (CONTINUED)
           791 Swiss Life Holding AG (b)          $     105,580
                                                  -------------
                                                        516,606
                                                  -------------

               UNITED KINGDOM - 23.6%
        27,866 Aberdeen Asset Management
                 PLC (b)                                167,681
        82,536 Afren PLC (b) (c)                        179,102
        19,490 African Barrick Gold PLC (b)             141,104
         7,561 AMEC PLC (b)                             124,991
        21,482 Amlin PLC (b)                            133,547
         3,170 Anglo American PLC (b)                    99,928
        44,640 Ashtead Group PLC (b)                    313,972
         2,929 AstraZeneca PLC (b)                      138,805
         1,465 Aveva Group PLC (b)                       52,572
        85,273 Barratt Developments PLC (b) (c)         291,246
         1,490 BHP Billiton PLC (b)                      52,557
        26,495 BP PLC (b)                               184,217
         5,543 British Land Co., PLC (b)                 51,210
         5,209 Bunzl PLC (b)                             86,218
        53,089 Capital & Counties Properties
                 PLC (b)                                210,623
       141,146 Debenhams PLC (b)                        263,518
        28,512 Drax Group PLC (b)                       255,254
        13,511 Dunelm Group PLC (b)                     154,947
        24,890 easyJet PLC (b)                          313,061
        40,369 GKN PLC (b)                              152,304
        19,226 Great Portland Estates PLC (b)           154,579
         4,802 Greene King PLC (b)                       49,201
        13,800 Hargreaves Lansdown PLC (b)              154,345
         4,897 Inmarsat PLC (b)                          47,202
        48,456 Intermediate Capital Group
                 PLC (b)                                252,990
        24,959 J Sainsbury PLC (b)                      141,209
        17,978 John Wood Group PLC (b)                  214,919
        21,887 Kingfisher PLC (b)                       102,269
         8,090 Marks & Spencer Group PLC (b)             50,818
        11,904 Millennium & Copthorne Hotels
                 PLC (b)                                 98,685
         9,914 Mitchells & Butlers PLC (b) (c)           52,694
         2,378 Pearson PLC (b)                           46,351
        15,241 Persimmon PLC (b)                        200,063
         8,042 Premier Oil PLC (b) (c)                   44,500
         2,111 Provident Financial PLC (b)               47,064
        76,273 QinetiQ Group PLC (b)                    229,282
         6,986 Renishaw PLC (b)                         237,186
         2,546 Rotork PLC (b)                           106,279
         6,576 Royal Dutch Shell PLC (b)                234,608
        25,201 Sports Direct International
                 PLC (b) (c)                            159,446
       212,952 Taylor Wimpey PLC (b)                    230,985
         6,456 Telecity Group PLC (b)                    83,376
         8,711 TESCO PLC (b)                             47,985
         2,783 Travis Perkins PLC (b)                    49,866
        61,751 TUI Travel PLC (b)                       286,540


SHARES/UNITS   DESCRIPTION                                VALUE
---------------------------------------------------------------
               UNITED KINGDOM - (CONTINUED)
        32,903 Vodafone Group PLC (b)             $      82,826
         1,272 Whitbread PLC (b)                         51,115
         9,121 William Hill PLC (b)                      51,970
        30,408 WM Morrison Supermarkets
                 PLC (b)                                130,562
        15,096 Xstrata PLC (b)                          263,513
                                                  -------------
                                                      7,269,285
                                                  -------------
               TOTAL COMMON STOCKS                   30,815,902
               (Cost $29,396,300)                 -------------

               RIGHTS - 0.0%
               SPAIN - 0.0%
         9,222 Repsol S.A., expiring 1/10/13 (c)          5,623
                                                  -------------
               TOTAL RIGHTS                               5,623
               (Cost $0)                          -------------
               TOTAL INVESTMENTS - 100.0%            30,821,525
               (Cost $29,396,300) (d)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.0%                        (943)
                                                  -------------
               NET ASSETS - 100.0%                $  30,820,582
                                                  =============


(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $29,450,277. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,563,894 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $192,646.

                        See Notes to Financial Statements                Page 47

FIRST TRUST EUROPE ALPHADEX(R) FUND

DECEMBER 31, 2012

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
  Austria                 $ 1,075,599     $ 208,867     $ 866,732       $ --
  Belgium                   1,017,430       114,792       902,638         --
  Bermuda                     150,064            --       150,064         --
  Cayman Islands              257,621       257,621            --         --
  Denmark                     670,901            --       670,901         --
  Finland                     626,956            --       626,956         --
  France                    4,848,308        98,704     4,749,604         --
  Germany                   3,819,294            --     3,819,294         --
  Ireland                   1,020,769       143,753       877,016         --
  Italy                     2,034,008            --     2,034,008         --
  Jersey                      508,324            --       508,324         --
  Luxembourg                  713,656            --       713,656         --
  Netherlands                 572,079            --       572,079         --
  Norway                    1,295,003            --     1,295,003         --
  Portugal                    417,173       262,620       154,553         --
  Spain                     2,029,777        14,405     2,015,372         --
  Sweden                    1,973,049            --     1,973,049         --
  Switzerland                 516,606            --       516,606         --
  United Kingdom            7,269,285            --     7,269,285         --
                          ------------------------------------------------------
Total Common Stocks        30,815,902     1,100,762    29,715,140         --
Rights                          5,623         5,623            --         --
                          ------------------------------------------------------
TOTAL INVESTMENTS         $30,821,525   $ 1,106,385   $29,715,140       $ --
                          ======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2012, the Fund transferred common stocks valued at $2,830,859 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2011 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 -exceeding a certain threshold.


    INDUSTRY                                    % OF NET ASSETS
    -----------------------------------------------------------
    Oil, Gas & Consumable Fuels                       7.3%
    Metals & Mining                                   6.6
    Energy Equipment & Services                       4.9
    Insurance                                         4.6
    Electric Utilities                                4.4
    Chemicals                                         4.3
    Automobiles                                       3.9
    Hotels, Restaurants & Leisure                     3.6
    Auto Components                                   3.6
    Media                                             3.3
    Household Durables                                3.1
    Commercial Banks                                  3.0
    Food & Staples Retailing                          3.0
    Machinery                                         2.7
    Airlines                                          2.7
    Trading Companies & Distributors                  2.6
    Paper & Forest Products                           2.3
    Capital Markets                                   2.0
    Food Products                                     1.9
    Specialty Retail                                  1.9
    Diversified Telecommunication Services            1.6
    Aerospace & Defense                               1.6
    Electronic Equipment, Instruments & Components    1.3
    Construction & Engineering                        1.3
    Diversified Financial Services                    1.3
    Pharmaceuticals                                   1.3
    Industrial Conglomerates                          1.2
    Independent Power Producers & Energy Traders      1.2
    IT Services                                       1.1
    Multiline Retail                                  1.0
    Air Freight & Logistics                           1.0
    Wireless Telecommunication Services               1.0
    Communications Equipment                          0.9
    Construction Materials                            0.9
    Containers & Packaging                            0.9
    Electrical Equipment                              0.8
    Biotechnology                                     0.8
    Internet Software & Services                      0.7
    Building Products                                 0.7
    Textiles, Apparel & Luxury Goods                  0.7
    Multi-Utilities                                   0.7
    Health Care Equipment & Supplies                  0.7
    Life Sciences Tools & Services                    0.7
    Real Estate Management & Development              0.7
    Real Estate Investment Trusts (REITs)             0.7
    Semiconductors & Semiconductor Equipment          0.6
    Gas Utilities                                     0.6
    Marine                                            0.5
    Computers & Peripherals                           0.5
    Distributors                                      0.4
    Professional Services                             0.3


Page 48                 See Notes to Financial Statements

FIRST TRUST EUROPE ALPHADEX(R) FUND

DECEMBER 31, 2012

    INDUSTRY - (CONTINUED)                      % OF NET ASSETS
    -----------------------------------------------------------
    Transportation Infrastructure                     0.2
    Software                                          0.2
    Household Products                                0.1
    Consumer Finance                                  0.1
    -------------------------------------------------------
    TOTAL INVESTMENTS                               100.0
    NET OTHER ASSETS AND LIABILITIES                  0.0*
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

    * Amount is less than 0.1%.

                                                    % OF TOTAL
    CURRENCY EXPOSURE DIVERSIFICATION              INVESTMENTS
    -----------------------------------------------------------
    Euro                                             57.4%
    British Pound Sterling                           26.4
    Swedish Krona                                     6.4
    Norwegian Krone                                   4.7
    Danish Krone                                      2.2
    Swiss Franc                                       1.7
    US Dollar                                         0.8
    Hong Kong Dollar                                  0.4
                                                  ---------
    TOTAL                                           100.0%
                                                  =========


                        See Notes to Financial Statements                Page 49

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - 99.8%
               BRAZIL - 64.8%
         5,242 AES Tiete S.A.                     $      60,395
        19,633 Amil Participacoes S.A.                  295,813
        14,184 Anhanguera Educacional
                 Participacoes S.A.                     239,483
         8,491 BR Malls Participacoes S.A.              112,052
        22,591 BR Properties S.A.                       281,353
        21,236 Bradespar S.A.                           340,502
         5,279 Cia Brasileira de Distribuicao           233,333
         2,879 Cia de Saneamento Basico do
                 Estado de Sao Paulo                    122,148
         7,777 Cia de Saneamento de Minas
                 Gerais-Copasa MG                       166,175
        12,686 Cia de Transmissao de Energia
                 Electrica Paulista                     204,401
         9,724 Cia Energetica de Minas Gerais           107,332
         5,521 Cia Energetica de Sao Paulo               52,284
        14,442 Cia Paranaense de Energia                223,595
        16,136 Cosan S.A. Industria e Comercio          329,025
        27,474 Cyrela Brazil Realty S.A.
                 Empreendimentos e Participacoes        240,054
        39,507 Eletrobras S.A.                          122,139
         6,200 Gerdau S.A.                               54,294
        26,075 Grendene S.A.                            210,001
         9,226 Iguatemi Empresa de Shopping
                 Centers S.A.                           122,743
         5,399 M Dias Branco S.A.                       205,914
        50,426 Marcopolo S.A.                           317,702
        50,639 Marfrig Alimentos S.A. (b)               209,728
         9,784 Metalurgica Gerdau S.A.                  109,428
        19,705 MRV Engenharia e Participacoes
                 S.A.                                   115,295
         6,006 Multiplan Empreendimentos
                 Imobiliarios S.A.                      176,587
         2,163 Natura Cosmeticos S.A.                    61,948
        43,990 Oi S.A.                                  178,753
        10,684 Petroleo Brasileiro S.A.                 101,857
         5,861 Porto Seguro S.A.                         67,240
         6,035 Qualicorp S.A. (b)                        62,516
        13,491 Telefonica Brasil S.A.                   322,862
        45,788 Tim Participacoes S.A.                   183,376
         2,620 Ultrapar Participacoes S.A.               59,233
        16,941 Vale S.A.                                338,158
                                                  -------------
                                                      6,027,719
                                                  -------------

               CHILE - 3.8%
       180,428 Enersis S.A.                              66,330
         5,656 ENTEL Chile S.A.                         116,959
        72,669 Sigdo Koppers S.A.                       174,724
                                                  -------------
                                                        358,013
                                                  -------------

               LUXEMBOURG - 2.3%
         9,008 Ternium S.A., ADR                        212,138
                                                  -------------

               MEXICO - 26.1%
       159,378 Alfa SAB de C.V.                         338,821
        33,112 Arca Continental SAB de C.V.             246,503


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               MEXICO - (CONTINUED)
       141,431 Cemex SAB de C.V. (b)              $     139,283
        22,461 Controladora Comercial Mexicana
                 SAB de C.V.                             78,645
        31,227 Grupo Financiero Banorte, S.A.B.
                 de C.V.                                201,645
        63,079 Grupo Financiero Inbursa SAB
                 de C.V.                                191,194
        35,658 Grupo Mexico SAB de C.V.                 128,632
        73,106 Grupo Simec SAB de C.V. (b)              346,123
        49,509 Industrias CH SAB de C.V. (b)            373,473
        12,346 Mexichem SAB de C.V.                      68,586
       145,789 OHL Mexico SAB de C.V. (b)               319,970
                                                  -------------
                                                      2,432,875
                                                  -------------

               PANAMA - 2.8%
       100,316 Avianca Taca Holding S.A. (c)            256,893
                                                  -------------
               TOTAL INVESTMENTS - 99.8%              9,287,638
               (Cost $8,866,437) (d)

               NET OTHER ASSETS AND
                 LIABILITIES - 0.2%                      21,275
                                                  -------------
               NET ASSETS - 100.0%                $   9,308,913
                                                  =============


(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(d) Aggregate cost for federal income tax purposes is $8,990,156. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $819,999 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $522,517.

ADR   American Depositary Receipt

Page 50                 See Notes to Financial Statements

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND

DECEMBER 31, 2012


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
  Brazil                  $ 6,027,719   $ 6,027,719   $        --       $ --
  Chile                       358,013       358,013            --         --
  Luxembourg                  212,138       212,138            --         --
  Mexico                    2,432,875     2,432,875            --         --
  Panama                      256,893            --       256,893         --
                          ------------------------------------------------------
TOTAL INVESTMENTS         $ 9,287,638   $ 9,030,745   $   256,893       $ --
                          ======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


    INDUSTRY                                    % OF NET ASSETS
    -----------------------------------------------------------
    Metals & Mining                                  20.4%
    Electric Utilities                                7.8
    Real Estate Management & Development              7.4
    Industrial Conglomerates                          5.5
    Diversified Telecommunication Services            5.4
    Oil, Gas & Consumable Fuels                       5.3
    Food Products                                     4.5
    Commercial Banks                                  4.2
    Health Care Providers & Services                  3.8
    Household Durables                                3.8
    Transportation Infrastructure                     3.4
    Machinery                                         3.4
    Food & Staples Retailing                          3.4
    Wireless Telecommunication Services               3.2
    Water Utilities                                   3.1
    Airlines                                          2.8
    Beverages                                         2.7
    Diversified Consumer Services                     2.6
    Textiles, Apparel & Luxury Goods                  2.3
    Construction Materials                            1.5
    Independent Power Producers & Energy Traders      1.2
    Chemicals                                         0.7
    Insurance                                         0.7
    Personal Products                                 0.7
    -------------------------------------------------------
    TOTAL INVESTMENTS                                99.8
    NET OTHER ASSETS AND LIABILITIES                  0.2
                                                  ---------
    TOTAL                                           100.0%
                                                  =========


                        See Notes to Financial Statements                Page 51

FIRST TRUST BRAZIL ALPHADEX(R) FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - 99.4%
               COMMERCIAL BANKS - 3.8%
        11,426 Banco do Brasil S.A.               $     142,860
        10,476 Banco do Estado do Rio Grande
                 do Sul S.A.                             79,357
                                                  -------------
                                                        222,217
                                                  -------------

               COMMERCIAL SERVICES & SUPPLIES -
                 3.1%
         7,884 Multiplus S.A.                           183,748
                                                  -------------

               CONTAINERS & PACKAGING - 0.9%
         8,174 Klabin S.A.                               51,060
                                                  -------------

               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 5.5%
        36,063 Oi S.A.                                  146,542
         7,441 Telefonica Brasil S.A.                   178,075
                                                  -------------
                                                        324,617
                                                  -------------

               ELECTRIC UTILITIES - 7.8%
         2,321 Cia de Transmissao de Energia
                 Electrica Paulista                      37,397
         9,909 Cia Energetica de Minas Gerais           109,374
         6,731 Cia Paranaense de Energia                104,211
         5,770 EDP - Energias do Brasil S.A.             35,198
        15,659 Eletrobras S.A.                           48,411
        14,676 Eletropaulo Metropolitana
                 Eletricidade de Sao Paulo S.A.         120,418
                                                  -------------
                                                        455,009
                                                  -------------

               FOOD & STAPLES RETAILING - 4.9%
         3,719 Cia Brasileira de Distribuicao           164,381
        11,019 Raia Drogasil S.A.                       124,155
                                                  -------------
                                                        288,536
                                                  -------------

               FOOD PRODUCTS - 4.1%
         6,303 M Dias Branco S.A.                       240,391
                                                  -------------

               HEALTH CARE PROVIDERS & SERVICES -
                 5.9%
        14,802 Amil Participacoes S.A.                  223,024
         2,917 Fleury S.A.                               32,839
         8,472 Qualicorp S.A. (a)                        87,761
                                                  -------------
                                                        343,624
                                                  -------------

               HOUSEHOLD DURABLES - 5.7%
         5,026 Cyrela Brazil Realty S.A.
                 Empreendimentos e Participacoes         43,915
        31,992 MRV Engenharia e Participacoes
                 S.A.                                   187,186
        63,573 PDG Realty S.A. Empreendimentos
                 e Participacoes                        102,772
                                                  -------------
                                                        333,873
                                                  -------------

               INDEPENDENT POWER PRODUCERS &
                 ENERGY TRADERS - 1.1%
         2,602 AES Tiete S.A.                            29,979
         2,002 Tractebel Energia S.A.                    32,609
                                                  -------------
                                                         62,588
                                                  -------------

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               INSURANCE - 1.7%
         8,694 Porto Seguro S.A.                  $      99,742
                                                  -------------

               IT SERVICES - 2.4%
         5,036 Cielo S.A.                               140,172
                                                  -------------

               MACHINERY - 2.6%
        24,657 Marcopolo S.A.                           155,348
                                                  -------------

               METALS & MINING - 14.0%
        11,290 Bradespar S.A.                           181,026
        19,608 Cia Siderurgica Nacional S.A.            113,578
         8,405 Gerdau S.A.                               73,603
        10,079 Metalurgica Gerdau S.A.                  112,727
        23,538 Usinas Siderurgicas de Minas
                 Gerais S.A.                            147,148
         9,497 Vale S.A.                                189,569
                                                  -------------
                                                        817,651
                                                  -------------

               OIL, GAS & CONSUMABLE FUELS - 10.0%
        12,001 Cosan S.A. Industria e Comercio          244,709
        16,303 Petroleo Brasileiro S.A.                 155,426
         8,228 Ultrapar Participacoes S.A.              186,019
                                                  -------------
                                                        586,154
                                                  -------------

               PAPER & FOREST PRODUCTS - 1.7%
        13,994 Duratex S.A.                             101,495
                                                  -------------

               PERSONAL PRODUCTS - 2.3%
         4,748 Natura Cosmeticos S.A.                   135,982
                                                  -------------

               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 7.2%
         6,468 BR Malls Participacoes S.A.               85,356
        12,554 BR Properties S.A.                       156,350
         6,052 Multiplan Empreendimentos
                 Imobiliarios S.A.                      177,939
                                                  -------------
                                                        419,645
                                                  -------------

               SOFTWARE - 1.3%
         3,844 Totvs S.A.                                75,829
                                                  -------------

               TEXTILES, APPAREL & LUXURY GOODS -
                 0.7%
         5,551 Alpargatas S.A.                           40,938
                                                  -------------

               TOBACCO - 0.6%
         2,523 Souza Cruz S.A.                           37,965
                                                  -------------

               TRANSPORTATION INFRASTRUCTURE -
                 6.0%
        20,835 Arteris SA                               192,832
         9,110 CCR S.A.                                  86,539
         4,600 EcoRodovias Infraestrutura e
                 Logistica S.A.                          38,867
         2,431 Santos Brasil Participacoes S.A.          34,669
                                                  -------------
                                                        352,907
                                                  -------------

Page 52                 See Notes to Financial Statements

FIRST TRUST BRAZIL ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - (CONTINUED)
               WATER UTILITIES - 4.7%
         3,864 Cia de Saneamento Basico do
                 Estado de Sao Paulo              $     163,939
         5,130 Cia de Saneamento de Minas
                 Gerais-Copasa MG                       109,616
                                                  -------------
                                                        273,555
                                                  -------------

               WIRELESS TELECOMMUNICATION
                 SERVICES - 1.4%
        19,995 Tim Participacoes S.A.                    80,078
                                                  -------------
               TOTAL INVESTMENTS - 99.4%              5,823,124
               (Cost $5,823,498) (b)

               NET OTHER ASSETS AND
                  LIABILITIES - 0.6%                     33,031
                                                  -------------
               NET ASSETS - 100.0%                $   5,856,155
                                                  =============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $6,117,007. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $968,795 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,262,678.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*            $ 5,823,124   $ 5,823,124     $   --         $   --
                          ======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.

    COUNTRY ALLOCATION**
    -----------------------------------------------------------
    Brazil                                           99.4%
    Net Other Assets and Liabilities                  0.6
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.


                        See Notes to Financial Statements                Page 53

FIRST TRUST CHINA ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - 100.0%
               AIRLINES - 6.9%
       101,999 Air China Ltd. (a)                 $      87,476
       188,000 China Eastern Airlines Corp.
                 Ltd. (a) (b)                            75,786
       180,999 China Southern Airlines Co.,
                 Ltd. (a)                                93,014
                                                  -------------
                                                        256,276
                                                  -------------

               AUTOMOBILES - 2.3%
        19,863 Great Wall Motor Co., Ltd. (a)            63,233
        24,000 Guangzhou Automobile Group
                 Co., Ltd. (a)                           21,701
                                                  -------------
                                                         84,934
                                                  -------------

               CHEMICALS - 2.6%
       104,000 China BlueChemical Ltd. (a)               70,944
        67,392 Sinopec Shanghai Petrochemical
                 Co., Ltd. (a)                           24,280
                                                  -------------
                                                         95,224
                                                  -------------

               COMMERCIAL BANKS - 2.2%
        45,000 China Minsheng Banking Corp.
                 Ltd. (a)                                52,803
        49,000 Chongqing Rural Commercial
                 Bank (a)                                27,418
                                                  -------------
                                                         80,221
                                                  -------------

               COMPUTERS & PERIPHERALS - 2.3%
        94,000 Lenovo Group Ltd. (a)                     86,550
                                                  -------------

               CONSTRUCTION & ENGINEERING - 4.5%
        72,000 China Railway Construction Corp.
                 Ltd. (a) (b)                            83,292
       143,500 China Railway Group Ltd. (a)              85,328
                                                  -------------
                                                        168,620
                                                  -------------

               CONSTRUCTION MATERIALS - 5.4%
        86,000 BBMG Corp. (a)                            79,763
        37,654 China National Building Material
                 Co., Ltd. (a)                           56,537
        88,000 China Shanshui Cement Group
                 Ltd. (a)                                65,737
                                                  -------------
                                                        202,037
                                                  -------------

               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 2.8%
       182,000 China Telecom Corp., Ltd. (a)            102,911
                                                  -------------

               ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS - 0.5%
        10,999 Digital China Holdings Ltd. (a)           19,049
                                                  -------------

               FOOD PRODUCTS - 6.3%
        76,000 China Agri-Industries Holdings
                 Ltd. (a)                                43,187
        80,999 China Foods Ltd. (a)                      75,281
                                                  -------------


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               FOOD PRODUCTS  - (CONTINUED)
       106,499 Uni-President China Holdings
                 Ltd. (a)                         $     113,982
                                                  -------------
                                                        232,450
                                                  -------------

               HEALTH CARE PROVIDERS & SERVICES -
                 1.8%
        21,600 Sinopharm Group Co., Ltd. (a)             68,591
                                                  -------------

               HOUSEHOLD DURABLES - 2.7%
        66,999 Haier Electronics Group Co.,
                 Ltd. (a) (b)                            99,723
                                                  -------------

               INDEPENDENT POWER PRODUCERS &
                 ENERGY TRADERS - 7.5%
       102,142 Datang International Power
                 Generation Co., Ltd. (a)                39,274
       328,000 Huadian Power International
                 Co. (a) (b)                            117,635
       132,185 Huaneng Power International,
                 Inc. (a)                               122,968
                                                  -------------
                                                        279,877
                                                  -------------

               INDUSTRIAL CONGLOMERATES - 5.5%
        65,706 Citic Pacific Ltd. (a)                    99,410
        30,000 Shanghai Industrial Holdings
                 Ltd. (a)                               106,184
                                                  -------------
                                                        205,594
                                                  -------------

               INTERNET SOFTWARE & SERVICES - 1.0%
           339 NetEase.com, ADR (b)                      14,425
           700 Tencent Holdings Ltd. (a)                 22,902
                                                  -------------
                                                         37,327
                                                  -------------

               MACHINERY - 2.2%
       100,000 Yangzijiang Shipbuilding
                 Holdings Ltd. (a)                       80,118
                                                  -------------

               METALS & MINING - 5.1%
       104,000 China Zhongwang Holdings
                 Ltd. (a) (b)                            39,201
        18,000 Jiangxi Copper Co., Ltd. (a)              48,369
       240,000 MMG Ltd. (a) (b)                         101,740
                                                  -------------
                                                        189,310
                                                  -------------

               OIL, GAS & CONSUMABLE FUELS - 9.9%
        97,000 China Coal Energy Co., Ltd. (a)          107,803
       110,803 China Petroleum & Chemical
                 Corp. (a)                              127,564
        10,000 CNOOC Ltd. (a)                            22,030
        65,001 Yanzhou Coal Mining Co., Ltd. (a)        110,805
                                                  -------------
                                                        368,202
                                                  -------------

               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 24.2%
        22,000 China Overseas Grand Oceans
                 Group Ltd. (a)                          26,872


Page 54                 See Notes to Financial Statements

FIRST TRUST CHINA ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - (CONTINUED)
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - (CONTINUED)
        19,999 China Resources Land Ltd. (a) $ 55,542 50,934 Country Garden Holdings
                 Co. (a) (b)                             27,212
        78,245 Evergrande Real Estate Group
                 Ltd. (a)                                44,135
        95,500 Greentown China Holdings
                 Ltd. (a)                               178,580
        30,199 Guangzhou R&F Properties Co.,
                 Ltd. (a)                                51,181
        51,000 Longfor Properties Co., Ltd. (a)         100,867
       110,999 Poly Property Group Co.,
                 Ltd. (a) (b)                            89,014
        52,008 Shimao Property Holdings Ltd. (a)        100,808
       120,500 Sino-Ocean Land Holdings
                 Ltd. (a)                                92,118
       410,000 Yuexiu Property Co., Ltd. (a)            131,802
                                                  -------------
                                                        898,131
                                                  -------------

               ROAD & RAIL - 3.6%
       332,107 Guangshen Railway Co., Ltd. (a)          133,307
                                                  -------------

               TEXTILES, APPAREL & LUXURY GOODS -
                 0.7%
        10,999 Shenzhou International Group
                 Holdings Ltd. (a)                       25,008
                                                  -------------
               TOTAL INVESTMENTS - 100.0%             3,713,460
               (Cost $3,211,944) (c)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.0%                     (1,699)
                                                  -------------
               NET ASSETS - 100.0%                $   3,711,761
                                                  =============


(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $3,219,034. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $552,900 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $58,474.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Airlines               $   256,276   $        --   $   256,276       $ --
   Automobiles                 84,934            --        84,934         --
   Chemicals                   95,224            --        95,224         --
   Commercial
      Banks                    80,221            --        80,221         --
   Computers &
      Peripherals              86,550            --        86,550         --
   Construction &
      Engineering             168,620            --       168,620         --
   Construction
      Materials               202,037            --       202,037         --
   Diversified
      Telecommuni-
      cation Services         102,911            --       102,911         --
   Electronic Equip-
      ment, Instruments
      & Components             19,049            --        19,049         --
   Food Products              232,450            --       232,450         --
   Health Care
      Providers &
      Services                 68,591            --        68,591         --
   Household
      Durables                 99,723            --        99,723         --
   Independent Power
      Producers &
      Energy Traders          279,877            --       279,877         --
   Industrial
      Conglomerates           205,594            --       205,594         --
   Internet Software
      & Services               37,327        14,425        22,902         --
   Machinery                   80,118            --        80,118         --
   Metals & Mining            189,310            --       189,310         --
   Oil, Gas &
      Consumable
      Fuels                   368,202            --       368,202         --
   Real Estate
      Management &
      Development             898,131            --       898,131         --
   Road & Rail                133,307            --       133,307         --
   Textiles, Apparel
      & Luxury
      Goods                     5,008            --        25,008         --
                          ------------------------------------------------------
TOTAL INVESTMENTS         $ 3,713,460   $    14,425   $ 3,699,035       $ --
                          ======================================================

                        See Notes to Financial Statements                Page 55

FIRST TRUST CHINA ALPHADEX(R) FUND

DECEMBER 31, 2012

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2012, the Fund transferred common stocks valued at $1,273,416 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2011 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.


    COUNTRY ALLOCATION**                        % OF NET ASSETS
    -----------------------------------------------------------
    China                                            49.9%
    Hong Kong                                        21.5
    Cayman Islands                                   21.2
    Bermuda                                           5.2
    Singapore                                         2.2
    Net Other Assets and Liabilities                  0.0*
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

*   Amount is less than 0.1%.
** Portfolio securities are categorized based on their country of incorporation.

Page 56                 See Notes to Financial Statements

FIRST TRUST JAPAN ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - 99.6%
               AUTO COMPONENTS - 4.4%
         1,000 NGK Spark Plug Co., Ltd. (a)       $      13,321
         1,400 Sumitomo Rubber Industries
                 Ltd. (a)                                16,929
           300 Toyoda Gosei Co., Ltd. (a)                 6,098
           400 Toyota Industries Corp. (a)               12,771
         4,000 Yokohama Rubber (The) Co.,
                 Ltd. (a)                                28,996
                                                  -------------
                                                         78,115
                                                  -------------

               BEVERAGES - 0.6%
           700 Coca-Cola West Co., Ltd. (a)              10,808
                                                  -------------

               BUILDING PRODUCTS - 1.2%
         3,000 Asahi Glass Co., Ltd. (a)                 21,905
                                                  -------------

               CHEMICALS - 9.7%
         4,000 Asahi Kasei Corp. (a)                     23,653
         3,000 Daicel Chemical Industries Ltd. (a)       19,849
         2,000 Kaneka Corp. (a)                          10,119
         2,000 Kansai Paint Co., Ltd. (a)                21,554
           900 Kuraray Co., Ltd. (a)                     11,798
         2,500 Mitsubishi Chemical Holdings
                 Corp. (a)                               12,454
         2,000 Mitsui Chemicals, Inc. (a)                 5,212
         2,000 Nippon Shokubai Co., Ltd. (a)             20,486
         4,000 Taiyo Nippon Sanso Corp. (a)              23,013
         2,000 Teijin Ltd. (a)                            4,981
         8,000 Ube Industries Ltd. (a)                   19,218
                                                  -------------
                                                        172,337
                                                  -------------

               COMMERCIAL BANKS - 2.2%
         4,400 Resona Holdings, Inc. (a)                 20,118
         7,000 Seven Bank Ltd. (a)                       18,465
                                                  -------------
                                                         38,583
                                                  -------------

               COMMERCIAL SERVICES & SUPPLIES -
                 1.8%
         1,600 Park24 Co., Ltd. (a)                      25,269
         1,000 Toppan Printing Co., Ltd. (a)              6,199
                                                  -------------
                                                         31,468
                                                  -------------

               COMPUTERS & PERIPHERALS - 0.3%
           600 Seiko Epson Corp. (a)                      4,894
                                                  -------------

               CONSTRUCTION & ENGINEERING - 2.6%
         3,000 Obayashi Corp. (a)                        16,914
         9,000 Taisei Corp. (a)                          29,928
                                                  -------------
                                                         46,842
                                                  -------------

               CONSUMER FINANCE - 1.6%
           300 Aeon Credit Service Co., Ltd. (a)          6,070
         1,100 Hitachi Capital Corp. (a)                 22,690
                                                  -------------
                                                         28,760
                                                  -------------


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               DISTRIBUTORS - 0.4%
           500 Canon Marketing Japan, Inc. (a)    $       7,165
                                                  -------------

               DIVERSIFIED FINANCIAL SERVICES -
                 1.7%
           260 ORIX Corp. (a)                            29,369
                                                  -------------

               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 1.4%
           600 Nippon Telegraph & Telephone
                 Corp. (a)                               25,262
                                                  -------------

               ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS - 3.1%
         1,300 FUJIFILM Holdings Corp. (a)               26,156
         4,000 Nippon Electric Glass Co., Ltd. (a)       22,776
           600 Yokogawa Electric Corp. (a)                6,579
                                                  -------------
                                                         55,511
                                                  -------------

               FOOD & STAPLES RETAILING - 4.3%
           500 Aeon Co., Ltd. (a)                         5,714
           100 FamilyMart Co., Ltd. (a)                   4,120

           300 Lawson, Inc. (a)                          20,350
           700 Sugi Holdings Co., Ltd. (a)               24,696
           400 Sundrug Co., Ltd. (a)                     13,682
         1,100 UNY Co., Ltd. (a)                          8,151
                                                  -------------
                                                         76,713
                                                  -------------

               FOOD PRODUCTS - 4.7%
         1,000 Ajinomoto Co., Inc. (a)                   13,232
           400 Calbee, Inc. (a)                          28,185
         1,200 Kewpie Corp. (a)                          16,559
           300 Meiji Holdings Co., Ltd. (a)              13,010
           300 Yakult Honsha Co., Ltd. (a)               13,141
                                                  -------------
                                                         84,127
                                                  -------------

               GAS UTILITIES - 2.2%
         3,000 Osaka Gas Co., Ltd. (a)                   10,897
         1,000 Toho Gas Co., Ltd. (a)                     5,363
         5,000 Tokyo Gas Co., Ltd. (a)                   22,845
                                                  -------------
                                                         39,105
                                                  -------------

               HEALTH CARE PROVIDERS & SERVICES -
                 4.1%
           600 Alfresa Holdings Corp. (a)                23,452
         2,100 Medipal Holdings Corp. (a)                23,284
           900 Suzuken Co., Ltd. (a)                     25,356
                                                  -------------
                                                         72,092
                                                  -------------

               HEALTH CARE TECHNOLOGY - 0.6%
             7 M3, Inc. (a)                              11,172
                                                  -------------

               HOUSEHOLD DURABLES - 1.5%
         3,000 Sekisui Chemical Co., Ltd. (a)            26,171
                                                  -------------

               HOUSEHOLD PRODUCTS - 0.9%
           300 Unicharm Corp. (a)                        15,589
                                                  -------------

                        See Notes to Financial Statements                Page 57

FIRST TRUST JAPAN ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - (CONTINUED)
               INDEPENDENT POWER PRODUCERS &
                 ENERGY TRADERS - 0.3%
           200 Electric Power Development Co.,
                 Ltd. (a)                         $       4,744
                                                  -------------

               IT SERVICES - 2.9%
           500 Itochu Techno-Solutions Corp. (a)         20,589
           400 Otsuka Corp. (a)                          30,264
                                                  -------------
                                                         50,853
                                                  -------------

               LEISURE EQUIPMENT & PRODUCTS - 2.0%
           600 Heiwa Corp. (a)                            9,778
           200 Nikon Corp. (a)                            5,905
           300 Shimano, Inc. (a)                         19,210
                                                  -------------
                                                         34,893
                                                  -------------

               MACHINERY - 3.2%
         4,000 Hino Motors Ltd. (a)                      36,155
           300 Nabtesco Corp. (a)                         6,701
         2,000 NSK Ltd. (a)                              14,231
                                                  -------------
                                                         57,087
                                                  -------------

               MEDIA - 4.1%
            18 Fuji Media Holdings, Inc. (a)             27,206
           450 Hakuhodo DY Holdings, Inc. (a)            29,120
         1,500 Tokyo Broadcasting System
                 Holdings, Inc. (a)                      15,819
                                                  -------------
                                                         72,145
                                                  -------------

               METALS & MINING - 2.7%
         8,000 Nippon Steel Corp. (a)                    19,697
         2,000 Sumitomo Metal Mining Co.,
                 Ltd. (a)                                28,232
                                                  -------------
                                                         47,929
                                                  -------------

               MULTILINE RETAIL - 3.8%
         3,000 H2O Retailing Corp. (a)                   28,039
         2,800 Isetan Mitsukoshi Holdings
                 Ltd. (a)                                27,402
         2,000 J Front Retailing Co., Ltd. (a)           11,085
                                                  -------------
                                                         66,526
                                                  -------------

               OFFICE ELECTRONICS - 0.3%
           500 Brother Industries Ltd. (a)                5,383
                                                  -------------

               OIL, GAS & CONSUMABLE FUELS - 6.1%
           300 Idemitsu Kosan Co., Ltd. (a)              26,142
             4 Inpex Corp. (a)                           21,393
           800 Japan Petroleum Exploration
                 Co. (a)                                 28,254
         5,800 JX Holdings, Inc. (a)                     32,745
                                                  -------------
                                                        108,534
                                                  -------------

               PAPER & FOREST PRODUCTS - 0.6%
         3,000 Oji Paper Co., Ltd. (a)                   10,348
                                                  -------------


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               PHARMACEUTICALS - 0.3%
           100 Ono Pharmaceutical Co., Ltd. (a)   $       5,108
                                                  -------------

               REAL ESTATE INVESTMENT TRUSTS
                 (REITS) - 0.4%
             6 United Urban Investment Corp. (a)          6,896
                                                  -------------

               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 3.4%
           200 Daito Trust Construction Co.,
                 Ltd (a)                                 18,902
         2,000 Daiwa House Industry Co., Ltd. (a)        34,386
         1,000 Tokyu Land Corp. (a)                       7,327
                                                  -------------
                                                         60,615
                                                  -------------

               ROAD & RAIL - 3.8%
           200 Central Japan Railway Co. (a)             16,232
         4,000 Hankyu Hanshin Holdings, Inc. (a)         20,681
         1,300 Hitachi Transport System Ltd. (a)         18,993
         3,000 Nippon Express Co., Ltd. (a)              12,397
                                                  -------------
                                                         68,303
                                                  -------------

               SPECIALTY RETAIL - 4.9%
           700 Hikari Tsushin, Inc. (a)                  27,011
           200 Shimamura Co., Ltd. (a)                   19,435
           170 USS Co., Ltd. (a)                         17,702
           590 Yamada Denki Co., Ltd. (a)                22,804
                                                  -------------
                                                         86,952
                                                  -------------

               TRADING COMPANIES & DISTRIBUTORS -
                 7.1%
         2,300 ITOCHU Corp. (a)                          24,309
         2,000 Marubeni Corp. (a)                        14,350
         1,500 Mitsubishi Corp. (a)                      28,879
         2,000 Mitsui & Co., Ltd. (a)                    29,978
         1,700 Sumitomo Corp. (a)                        21,811
           300 Toyota Tsusho Corp. (a)                    7,405
                                                  -------------
                                                        126,732
                                                  -------------

               TRANSPORTATION INFRASTRUCTURE -
                 0.9%
         2,000 Kamigumi Co., Ltd. (a)                    15,958
                                                  -------------

               WIRELESS TELECOMMUNICATION
                 SERVICES - 3.5%
           500 KDDI Corp. (a)                            35,349
            11 NTT DoCoMo, Inc. (a)                      15,857
           300 Softbank Corp. (a)                        10,992
                                                  -------------
                                                         62,198
                                                  -------------
               TOTAL INVESTMENTS - 99.6%              1,767,192
               (Cost $1,872,142) (b)

               NET OTHER ASSETS AND
                  LIABILITIES - 0.4%                      7,296
                                                  -------------
               NET ASSETS - 100.0%                $   1,774,488
                                                  =============


Page 58                 See Notes to Financial Statements

FIRST TRUST JAPAN ALPHADEX(R) FUND

DECEMBER 31, 2012

(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b) Aggregate cost for federal income tax purposes is $1,880,526. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $153,766 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $267,100.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*            $ 1,767,192      $ --       $ 1,767,192       $ --
                          ======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2012, the Fund transferred common stocks valued at $644,215 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2011 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.

    COUNTRY ALLOCATION**                        % OF NET ASSETS
    -----------------------------------------------------------
    Japan                                            99.6%
    Net Other Assets and Liabilities                  0.4
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.

                        See Notes to Financial Statements                Page 59

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - 100.0%
               AIR FREIGHT & LOGISTICS - 3.1%
           390 Hyundai Glovis Co., Ltd. (a) $            81,175
                                                  -------------

               AIRLINES - 1.1%
           677 Korean Air Lines Co., Ltd. (a) (b)        28,835
                                                  -------------

               AUTO COMPONENTS - 5.2%
         1,400 Halla Climate Control Corp. (a)           31,217
           364 Hankook Tire Co., Ltd. (a)                 6,766
            62 Hyundai Mobis (a)                         16,821
           502 Hyundai Wia Corp. (a)                     81,768
                                                  -------------
                                                        136,572
                                                  -------------

               AUTOMOBILES - 2.7%
           292 Hyundai Motor Co. (a)                     60,194
           226 Kia Motors Corp. (a)                      12,017
                                                  -------------
                                                         72,211
                                                  -------------

               BUILDING PRODUCTS - 3.2%
           304 KCC Corp. (a)                             84,960
                                                  -------------

               CHEMICALS - 2.2%
            72 Honam Petrochemical Corp. (a)             16,774
           142 Korea Kumho Petrochemical (a)             17,573
           150 OCI Co., Ltd. (a)                         23,367
                                                  -------------
                                                         57,714
                                                  -------------

               COMMERCIAL BANKS - 9.8%
         1,880 Hana Financial Group, Inc. (a)            61,459
         2,660 Industrial Bank of Korea (a)              29,738
           920 KB Financial Group, Inc. (a)              32,861
         8,322 Korea Exchange Bank (a) (b)               59,538
         6,800 Woori Finance Holdings Co.,
                 Ltd. (a)                                75,854
                                                  -------------
                                                        259,450
                                                  -------------

               COMMERCIAL SERVICES & SUPPLIES -
                 2.3%
         1,060 KEPCO Plant Service &
                 Engineering Co., Ltd. (a)               60,488
                                                  -------------

               CONSTRUCTION & ENGINEERING - 1.2%
           376 Daelim Industrial Co., Ltd. (a)           30,797
                                                  -------------

               DIVERSIFIED FINANCIAL SERVICES -
                 0.0%
           196 Neo Holdings Co., Ltd. (a) (b)                 0
                                                  -------------

               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 5.2%
         5,586 KT Corp., ADR                             93,510
         6,116 LG Uplus Corp. (a)                        44,757
                                                  -------------
                                                        138,267
                                                  -------------

               ELECTRIC UTILITIES - 2.2%
         1,996 Korea Electric Power Corp. (a) (b)        56,677
                                                  -------------

               ELECTRICAL EQUIPMENT - 0.7%
           198 LS Corp. (a)                              17,541
                                                  -------------



SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS - 1.2%
           160 Samsung Electro-Mechanics Co.,
                 Ltd. (a)                         $      14,957
           112 Samsung SDI Co., Ltd. (a)                 15,897
                                                  -------------
                                                         30,854
                                                  -------------

               FOOD PRODUCTS - 5.4%
           208 CJ CheilJedang Corp. (a)                  69,526
            72 Orion Corp. (a)                           73,852
                                                  -------------
                                                        143,378
                                                  -------------

               GAS UTILITIES - 3.3%
         1,248 Korea Gas Corp. (a)                       87,783
                                                  -------------

               HOTELS, RESTAURANTS & LEISURE -
                 2.4%
         1,522 Hotel Shilla Co., Ltd. (a)                63,085
                                                  -------------

               HOUSEHOLD PRODUCTS - 1.9%
            82 LG Household & Health Care
                 Ltd. (a)                                50,234
                                                  -------------

               INDUSTRIAL CONGLOMERATES - 10.2%
           848 CJ Corp. (a)                              94,250
           392 Doosan Corp. (a)                          47,623
           308 LG Corp. (a)                              18,868
           640 SK Holdings Co., Ltd. (a)                108,236
                                                  -------------
                                                        268,977
                                                  -------------

               INSURANCE - 1.2%
           150 Samsung Fire & Marine Insurance
                 Co., Ltd. (a)                           30,472
                                                  -------------

               INTERNET SOFTWARE & SERVICES - 1.1%
           136 NHN Corp. (a)                             28,890
                                                  -------------

               MACHINERY - 2.3%
           264 Hyundai Heavy Industries Co.,
                 Ltd. (a)                                60,066
                                                  -------------

               METALS & MINING - 8.2%
         1,660 Hyundai Hysco (a)                         70,989
           404 Hyundai Steel Co. (a)                     33,531
           132 Korea Zinc Co., Ltd. (a)                  50,458
           186 POSCO (a)                                 60,932
                                                  -------------
                                                        215,910
                                                  -------------

               MULTILINE RETAIL - 2.9%
           120 Hyundai Department Store Co.,
                 Ltd. (a)                                17,853
           164 Lotte Shopping Co, Ltd. (a)               57,918
                                                  -------------
                                                         75,771
                                                  -------------

               OIL, GAS & CONSUMABLE FUELS - 6.4%
           978 GS Holdings (a)                           66,660
           614 SK Innovation Co., Ltd. (a)              101,595
                                                  -------------
                                                        168,255
                                                  -------------

Page 60                 See Notes to Financial Statements

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - (CONTINUED)
               PERSONAL PRODUCTS - 4.2%
           256 AMOREPACIFIC Group (a)             $     111,589
                                                  -------------

               PHARMACEUTICALS - 2.2%
         2,404 Celltrion, Inc. (a)                       58,705
                                                  -------------

               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 2.3%
            42 Samsung Electronics Co., Ltd. (a)         60,346
                                                  -------------

               TRADING COMPANIES & DISTRIBUTORS -
                 2.2%
         1,540 Daewoo International Corp. (a)            57,358
                                                  -------------

               WIRELESS TELECOMMUNICATION SERVICES
                 - 3.7%
         6,104 SK Telecom Co., Ltd., ADR                 96,626
                                                  -------------
               TOTAL INVESTMENTS - 100.0%             2,632,986
               (Cost $2,462,504) (c)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.0%                      1,258
                                                  -------------
               NET ASSETS - 100.0%                $   2,634,244
                                                  =============


(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $2,465,167. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $236,919 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $69,100.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Air Freight &
      Logistics             $ 81,175$            --      $ 81,175       $ --
   Airlines                    28,835            --        28,835         --
   Auto Components            136,572            --       136,572         --
   Automobiles                 72,211            --        72,211         --
   Building Products           84,960            --        84,960         --
   Chemicals57,714                 --        57,714            --
   Commercial Banks           259,450            --       259,450         --
   Commercial Services
      & Supplies               60,488            --        60,488         --
   Construction &
      Engineering              30,797            --        30,797         --
   Diversified Financial
      Services                     --+           --            --+        --
   Diversified
      Telecommuni-
      cation Services         138,267        93,510        44,757         --
   Electric Utilities          56,677            --        56,677         --
   Electrical
      Equipment                17,541            --        17,541         --
   Electronic
      Equipment,
      Instruments &
      Components               30,854            --        30,854         --
   Food Products              143,378            --       143,378         --
   Gas Utilities               87,783            --        87,783         --
   Hotels, Restaurants
      & Leisure                63,085            --        63,085         --
   Household
      Products                 50,234            --        50,234         --
   Industrial
      Conglomerates           268,977            --       268,977         --
   Insurance                   30,472            --        30,472         --
   Internet Software
      & Services               28,890            --        28,890         --
   Machinery                   60,066            --        60,066         --
   Metals & Mining            215,910            --       215,910         --
   Multiline Retail            75,771            --        75,771         --
   Oil, Gas &
      Consumable
      Fuels168,255                 --       168,255            --
   Personal Products          111,589            --       111,589         --
   Pharmaceuticals             58,705            --        58,705         --
   Semiconductors &
      Semiconductor
      Equipment                60,346            --        60,346         --
   Trading Companies
      & Distributors           57,358            --        57,358         --
   Wireless
      Telecommuni-
      cation Services          96,626        96,626            --         --
                          ------------------------------------------------------
TOTAL INVESTMENTS         $ 2,632,986      $190,136    $2,442,850       $ --
                          ======================================================

+ Invesmtent is valued at zero.


                        See Notes to Financial Statements                Page 61

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND

DECEMBER 31, 2012

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2012, the Fund transferred common stocks valued at $662,723 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2011 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.


    COUNTRY ALLOCATION**                        % OF NET ASSETS
    -----------------------------------------------------------
    South Korea                                     100.0%
    Net Other Assets and Liabilities                  0.0*
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

*   Amount is less than 0.1%.
** Portfolio securities are categorized based on their country of incorporation.

Page 62                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - 99.5%
               AUSTRALIA - 3.9%
       122,109 Australian Infrastructure Fund (b) $     396,020
        27,886 Caltex Australia Ltd. (b)                562,451
         2,004 CSL Ltd. (b)                             113,140
         7,816 Flight Centre Ltd. (b) (c)               221,160
        20,579 GrainCorp Ltd. (b)                       266,864
        18,568 Iluka Resources Ltd. (b)                 179,441
        84,386 Insurance Australia Group Ltd. (b)       415,630
        11,744 Lend Lease Group (b)                     114,689
        68,290 OZ Minerals Ltd. (b)                     484,967
        64,583 Regis Resources Ltd. (b) (d)             346,581
       133,612 TABCORP Holdings Ltd. (b)                426,759
        18,328 Treasury Wine Estates Ltd. (b)            90,209
                                                  -------------
                                                      3,617,911
                                                  -------------

               AUSTRIA - 1.7%
         6,764 Andritz AG (b)                           434,646
        13,756 EVN AG                                   214,528
         1,121 Lenzing AG (b)                           100,786
        13,681 OMV AG (b)                               495,745
         7,932 Raiffeisen Bank International
                 AG (b)                                 329,963
                                                  -------------
                                                      1,575,668
                                                  -------------

               BELGIUM - 1.9%
        19,968 Ageas (b)                                589,999
         9,921 Delhaize Group S.A. (b)                  399,606
         2,482 Solvay S.A. (b)                          361,161
         7,328 Umicore S.A. (b)                         405,773
                                                  -------------
                                                      1,756,539
                                                  -------------

               BERMUDA - 2.7%
       156,944 Great Eagle Holdings Ltd. (b)            525,080
        79,926 Hongkong Land Holdings Ltd. (b)          564,507
         6,800 Jardine Matheson Holdings Ltd. (b)       424,298
         8,530 Jardine Strategic Holdings Ltd. (b)      305,190
        75,958 Kerry Properties Ltd. (b)                398,551
        57,968 Luk Fook Holdings International
                 Ltd. (b)                               186,048
        59,185 NWS Holdings Ltd. (b)                    100,593
                                                  -------------
                                                      2,504,267
                                                  -------------

               CANADA - 9.1%
         4,624 Agrium, Inc.                             460,866
        25,987 Alacer Gold Corp. (d)                    135,853
        10,440 Alimentation Couche Tard, Inc.           513,551
        13,651 AuRico Gold, Inc. (d)                    112,397
        13,827 Bell Aliant, Inc.                        365,866
         7,257 Boardwalk Real Estate Investment
                 Trust                                  470,789
        17,319 Brookfield Office Properties, Inc.       295,295
        18,965 Canadian Apartment Properties            474,745
        24,989 Ensign Energy Services, Inc.             386,127
        10,041 First Capital Realty, Inc.               189,979



SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               CANADA - (CONTINUED)
        12,401 First Majestic Silver Corp. (d)    $     250,090
        13,508 First Quantum Minerals Ltd.              297,537
         4,883 Franco-Nevada Corp.                      278,734
        18,089 Genworth MI Canada, Inc.                 410,808
        12,288 Gibson Energy, Inc.                      297,101
         8,075 Inmet Mining Corp.                       600,815
         6,278 Lions Gate Entertainment
                 Corp. (d)                              102,959
         8,876 Magna International, Inc.                443,309
         3,231 Metro, Inc.                              205,710
        15,154 Nexen, Inc.                              404,787
        12,047 Pacific Rubiales Energy Corp.            279,890
        13,486 Penn West Petroleum Ltd. (c)             146,425
        48,813 Precision Drilling Corp.                 403,381
         6,818 RioCan Real Estate Investment
                 Trust                                  188,905
         6,631 ShawCor Ltd.                             259,920
         2,414 Silver Wheaton Corp.                      87,027
           539 Sino-Forest Corp. (b) (d)                      5
         9,755 Teck Resources Ltd.                      354,522
                                                  -------------
                                                      8,417,393
                                                  -------------

               CAYMAN ISLANDS - 1.0%
        90,416 ENN Energy Holdings Ltd. (b)             395,606
        30,179 Manchester United PLC (c) (d)            424,015
         7,112 Melco Crown Entertainment Ltd.,
                 ADR (d)                                119,766
                                                  -------------
                                                        939,387
                                                  -------------

               DENMARK - 0.9%
            27 AP Moller - Maersk A.S. (b)              204,462
        31,122 GN Store Nord A.S. (b)                   452,295
           978 Topdanmark A.S. (b) (d)                  210,130
                                                  -------------
                                                        866,887
                                                  -------------

               FINLAND - 0.7%
         2,768 Kone OYJ (b)                             204,720
        36,530 Neste Oil OYJ (b)                        473,581
                                                  -------------
                                                        678,301
                                                  -------------

               FRANCE - 6.3%
        59,108 Air France-KLM (b) (d)                   554,217
       347,010 Alcatel-Lucent (b) (c) (d)               467,861
         1,023 Arkema S.A. (b)                          107,414
         6,870 AtoS (b)                                 482,458
         1,106 Bollore (b)                              376,709
        11,766 Bouygues S.A. (b)                        350,123
         1,865 Bureau Veritas S.A. (b)                  209,122
        12,167 Cie Generale de Geophysique -
                 Veritas (b) (d)                        369,710
         3,667 Cie Generale des Etablissements
                 Michelin (b)                           351,368
        31,751 France Telecom S.A. (b)                  352,240
         8,566 GDF Suez (b)                             176,426
         1,176 Iliad S.A.                               201,872


                        See Notes to Financial Statements                Page 63

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               FRANCE - (CONTINUED)
         1,778 Lafarge S.A. (b)                   $     114,810
        36,351 Peugeot S.A. (b) (c) (d)                 265,271
         3,422 Publicis Groupe S.A. (b)                 205,878
        10,203 Renault S.A. (b)                         554,104
         3,372 Societe Generale S.A. (b) (d)            128,212
         5,792 Total S.A. (b)                           301,374
         2,070 Valeo S.A. (b)                           103,976
           796 Vilmorin & Cie (b)                        98,574
                                                  -------------
                                                      5,771,719
                                                  -------------

               GERMANY - 6.0%
         2,335 Adidas AG (b)                            208,397
         6,573 Aurubis AG (b)                           470,223
         1,135 BASF SE (b)                              107,325
         2,230 Bayer AG (b)                             212,657
         2,993 Brenntag AG (b)                          394,314
         4,890 Continental AG (b)                       569,945
         5,936 Daimler AG (b)                           326,810
         4,903 Deutsche Post AG (b)                     107,991
         4,036 E.On AG (b)                               75,699
        11,736 Freenet AG (b)                           217,509
         3,028 Fuchs Petrolub AG (b)                    226,161
         2,997 Hannover Rueckversicherung
                 AG (b)                                 234,736
         5,774 Lanxess AG (b)                           509,148
           771 Merck KGaA (b)                           101,614
         7,436 Salzgitter AG (b)                        389,710
        55,579 TUI AG (b) (d)                           581,206
         9,391 United Internet AG (b)                   203,082
         2,862 Volkswagen AG (b)                        620,874
                                                  -------------
                                                      5,557,401
                                                  -------------

               HONG KONG - 5.9%
     1,049,903 Champion Real Estate Investment
                 Trust (b)                              504,961
        13,200 Cheung Kong Holdings Ltd. (b)            205,384
       142,952 Galaxy Entertainment Group
                 Ltd. (b) (d)                           572,262
        39,845 Henderson Land Development
                 Co., Ltd. (b)                          285,259
       138,589 Hopewell Holdings Ltd. (b)               600,899
       105,289 Hysan Development Co., Ltd. (b)          512,690
       185,568 New World Development Co.,
                 Ltd. (b)                               294,276
       154,753 Sino Land Co., Ltd. (b)                  281,749
        32,903 Sun Hung Kai Properties Ltd. (b)         500,699
        15,748 Swire Pacific Ltd. (b)                   196,991
        61,936 Swire Properties Ltd. (b)                208,601
       105,219 Techtronic Industries Co. (b)            201,660
        68,823 Wharf Holdings Ltd. (b)                  548,953
       111,566 Wheelock & Co., Ltd. (b)                 567,649
                                                  -------------
                                                      5,482,033
                                                  -------------


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               IRELAND - 2.1%
        16,634 DCC PLC (b)                        $     547,127
        54,000 Glanbia PLC (b)                          591,447
         3,740 Kerry Group PLC                          196,576
        47,465 Smurfit Kappa Group PLC (b)              557,721
                                                  -------------
                                                      1,892,871
                                                  -------------

               ISRAEL - 0.1%
        10,823 Mizrahi Tefahot Bank Ltd. (b) (d)        112,243
                                                  -------------

               ITALY - 3.0%
        81,236 Enel S.p.A (b)                           337,900
        13,135 ENI S.p.A (b)                            321,775
        19,039 Exor S.p.A (b)                           479,818
        17,948 Fiat S.p.A (b) (d)                        90,411
        17,411 Lottomatica S.p.A (b)                    397,818
       102,013 Mediaset S.p.A (b)                       211,937
         8,893 Pirelli & C. S.p.A (b)                   102,462
        25,698 Prada S.p.A (b)                          249,871
        26,845 Prysmian S.p.A (b)                       535,852
                                                  -------------
                                                      2,727,844
                                                  -------------

               JAPAN - 19.7%
         8,400 Aeon Co., Ltd. (b)                        96,000
        13,300 Aeon Credit Service Co., Ltd. (b)        269,119
        13,400 Aisin Seiki Co., Ltd. (b)                418,444
        91,000 All Nippon Airways Co., Ltd. (b)         191,182
        57,000 Asahi Glass Co., Ltd. (b)                416,191
        51,500 Brother Industries Ltd. (b)              554,421
         4,400 Calbee, Inc. (b)                         310,036
         3,000 Canon, Inc. (b)                          116,279
         1,100 Central Japan Railway Co. (b)             89,275
        25,000 Chiyoda Corp. (b)                        358,129
        13,700 COMSYS Holdings Corp. (b)                175,957
         3,900 Credit Saison Co., Ltd. (b)               97,549
        32,000 Daicel Chemical Industries
                 Ltd. (b)                               211,723
       103,000 Daido Steel Co., Ltd. (b)                522,287
        17,000 Daihatsu Motor Co., Ltd. (b)             338,688
           292 Fuji Media Holdings, Inc. (b)            441,348
        17,100 FUJIFILM Holdings Corp. (b)              344,050
        25,000 Fujitsu Ltd. (b)                         104,849
         8,000 H2O Retailing Corp. (b)                   74,771
         9,000 Hikari Tsushin, Inc. (b)                 347,279
         5,300 Hitachi Capital Corp. (b)                109,322
        21,200 Hitachi Chemical Co., Ltd. (b)           319,553
         5,900 Hitachi Construction Machinery
                 Co., Ltd. (b)                          124,081
        17,000 Hitachi Ltd. (b)                         100,037
         3,500 Idemitsu Kosan Co., Ltd. (b)             304,985
            80 Inpex Corp. (b)                          427,869
        36,700 Isetan Mitsukoshi Holdings
                 Ltd. (b)                               359,159
        59,000 Isuzu Motors Ltd. (b)                    352,078


Page 64                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               JAPAN - (CONTINUED)
         9,400 ITOCHU Corp. (b)                   $      99,350
         9,500 Japan Petroleum Exploration
                 Co. (b)                                335,516
         5,800 JSR Corp. (b)                            110,708
        12,100 JTEKT Corp. (b)                          115,354
        23,000 Kamigumi Co., Ltd. (b)                   183,513
         4,900 KDDI Corp. (b)                           346,417
        33,600 Kuraray Co., Ltd. (b)                    440,468
         8,600 Kurita Water Industries Ltd (b)          188,865
        30,000 Marubeni Corp. (b)                       215,257
        21,000 Mitsubishi Corp. (b)                     404,312
        34,000 Mitsui & Co., Ltd. (b)                   509,621
        28,200 Namco Bandai Holdings, Inc. (b)          365,534
        45,000 NGK Spark Plug Co., Ltd. (b)             599,460
        33,400 NHK Spring Co., Ltd. (b)                 275,216
        50,000 Nippon Express Co., Ltd. (b)             206,612
        34,000 Nippon Shokubai Co., Ltd. (b)            348,266
        10,000 Nippon Telegraph & Telephone
                 Corp. (b)                              421,030
         6,000 NOK Corp. (b)                             93,955
         9,300 Nomura Research Institute Ltd. (b)       193,726
        33,000 NSK Ltd. (b)                             234,816
           295 NTT DoCoMo, Inc. (b)                     425,248
        94,000 Oji Paper Co., Ltd. (b)                  324,239
         1,900 Oracle Corp. (b)                          79,150
           700 Oriental Land Co., Ltd. (b)               84,773
           950 ORIX Corp. (b)                           107,311
        12,000 Sekisui Chemical Co., Ltd. (b)           104,684
        30,900 Seven Bank Ltd. (b)                       81,508
        12,900 Stanley Electric Co., Ltd. (b)           183,350
        21,200 Sumitomo Corp. (b)                       271,992
        36,100 Sumitomo Electric Industries
                 Ltd. (b)                               417,274
        84,000 Sumitomo Heavy Industries Ltd. (b)       402,573
         8,000 Sumitomo Metal Mining Co.,
                 Ltd. (b)                               112,927
        16,100 Sumitomo Rubber Industries
                 Ltd. (b)                               194,686
        73,000 Taiyo Nippon Sanso Corp. (b)             419,986
        19,100 Toyoda Gosei Co., Ltd. (b)               388,242
         6,800 Toyota Industries Corp. (b)              217,097
         4,500 Toyota Tsusho Corp. (b)                  111,072
       133,000 Ube Industries Ltd. (b)                  319,497
         8,710 Yamada Denki Co., Ltd. (b)               336,650
        52,000 Yokohama Rubber (The) Co.,
                 Ltd. (b)                               376,947
                                                  -------------
                                                     18,221,863
                                                  -------------

               JERSEY - 0.9%
         1,559 Randgold Resources Ltd. (b)              154,227
        16,939 UBM PLC (b)                              200,327
         4,299 Wolseley PLC (b)                         205,573
        21,166 WPP PLC (b)                              309,218
                                                  -------------
                                                        869,345
                                                  -------------


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               LUXEMBOURG - 0.8%
         2,700 Eurofins Scientific (b)            $     439,199
        14,078 Tenaris S.A. (b)                         293,531
                                                  -------------
                                                        732,730
                                                  -------------

               MAURITIUS - 0.5%
       891,208 Golden Agri-Resources Ltd. (b)           479,604
                                                  -------------

               NETHERLANDS - 0.6%
        18,423 Aegon N.V. (b)                           119,009
         2,177 Gemalto N.V. (b)                         196,507
         8,209 Koninklijke Philips Electronics
                 N.V. (b)                               217,376
                                                  -------------
                                                        532,892
                                                  -------------

               NEW ZEALAND - 0.3%
       145,474 Telecom Corp. of New Zealand
                 Ltd. (b)                               275,355
                                                  -------------

               NORWAY - 2.1%
         5,058 Aker Solutions ASA (b)                   104,744
       150,505 DNO International ASA (b) (d)            254,087
         2,144 Fred Olsen Energy ASA (b)                 94,132
        23,182 Petroleum Geo-Services ASA (b)           403,770
        14,844 Statoil ASA (b)                          374,137
         8,810 TGS Nopec Geophysical Co.
                 ASA (b)                                290,957
         7,649 Yara International ASA (b)               381,369
                                                  -------------
                                                      1,903,196
                                                  -------------

               PORTUGAL - 0.6%
       179,222 Portucel Empresa Produtora de
                 Pasta e Papel S.A.                     539,366


               SINGAPORE - 2.2%
        56,000 First Resources Ltd. (b)                  93,377
        47,000 Global Logistic Properties Ltd. (b)      108,698
        10,000 Keppel Corp., Ltd. (b)                    91,316
       165,630 Keppel Land Ltd. (b)                     554,738
       124,000 Overseas Union Enterprise Ltd. (b)       284,318
        62,000 SembCorp Industries Ltd. (b)             270,340
       395,498 Suntec Real Estate Investment
                 Trust (b)                              544,894
        20,294 UOL Group Ltd. (b)                       100,088
                                                  -------------
                                                      2,047,769
                                                  -------------

               SOUTH KOREA - 9.5%
         1,081 AMOREPACIFIC Group (b)                   471,202
        22,530 Cheil Worldwide, Inc. (b)                454,484
         5,301 CJ Corp. (b)                             589,171
        12,650 Daewoo International Corp. (b)           471,153
         3,090 Hana Financial Group, Inc. (b)           101,015
         1,750 Hyundai Glovis Co., Ltd. (b)             364,245
         4,510 Hyundai Hysco (b)                        192,869
        12,320 Hyundai Marine & Fire Insurance
                 Co., Ltd. (b)                          384,574
           783 Hyundai Mipo Dockyard (b)                 93,928
         1,268 Hyundai Motor Co. (b)                    261,391


                        See Notes to Financial Statements                Page 65

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               SOUTH KOREA - (CONTINUED)
         1,705 Hyundai Wia Corp. (b) (d)          $     277,719
         1,828 KCC Corp. (b)                            510,876
         1,535 Kia Motors Corp. (b)                      81,622
        15,260 Korea Electric Power Corp. (b) (d)       433,310
         3,299 Korea Express Co., Ltd. (b) (d)          311,527
         7,420 Korea Gas Corp. (b)                      521,918
         1,091 Korea Zinc Co., Ltd. (b)                 417,041
        15,140 KT Corp. (b)                             503,484
         3,760 LG Display Co., Ltd. (b) (d)             110,903
        58,550 LG Uplus Corp. (b)                       428,470
           292 POSCO (b)                                 95,656
         3,116 S1 Corp. (b)                             203,696
           158 Samsung Electronics Co., Ltd. (b)        227,014
         2,741 SK Holdings Co., Ltd. (b)                463,555
         2,529 SK Innovation Co., Ltd. (b)              418,458
         2,899 SK Telecom Co., Ltd. (b)                 413,346
                                                  -------------
                                                      8,802,627
                                                  -------------

               SPAIN - 2.9%
        69,402 Distribuidora Internacional de
                 Alimentacion S.A. (b)                  443,420
        19,939 Endesa S.A. (b)                          444,582
         6,765 Gas Natural SDG S.A. (b)                 121,955
        15,070 Grifols S.A. (b) (d)                     526,969
        84,490 Iberdrola S.A. (b)                       471,851
         1,542 Inditex S.A. (b)                         216,661
        39,846 International Consolidated
                 Airlines Group S.A. (b) (d)            120,829
        14,896 Repsol YPF S.A. (b)                      304,068
                                                  -------------
                                                      2,650,335
                                                  -------------

               SWEDEN - 3.3%
        11,481 Boliden AB (b)                           218,150
        15,521 Electrolux AB (b)                        409,979
        13,393 Hexagon AB (b)                           338,685
        17,509 Holmen AB (b)                            520,438
         7,852 Lundin Petroleum AB (b) (d)              181,713
        24,944 Saab AB (b)                              519,546
        34,286 Skandinaviska Enskilda Banken
                 AB (b)                                 293,340
        26,937 SSAB AB (b)                              237,327
        15,282 Swedbank AB (b)                          300,221
                                                  -------------
                                                      3,019,399
                                                  -------------

               SWITZERLAND - 0.7%
           549 Helvetia Holding AG (b)                  209,401
         1,973 Sulzer AG (b)                            312,265
           805 Swiss Life Holding AG (b)                107,448
                                                  -------------
                                                        629,114
                                                  -------------

               UNITED KINGDOM - 10.1%
        38,168 Aberdeen Asset Management
                 PLC (b)                                229,673
       169,507 Afren PLC (b) (d)                        367,829
        15,542 AMEC PLC (b)                             256,924


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               UNITED KINGDOM - (CONTINUED)
        44,141 Amlin PLC (b)                      $     274,410
        91,677 Ashtead Group PLC (b)                    644,804
       175,133 Barratt Developments PLC (b) (d)         598,159
        27,203 BP PLC (b)                               189,140
        10,707 Bunzl PLC (b)                            177,219
       231,914 Debenhams PLC (b)                        432,981
        46,840 Drax Group PLC (b)                       419,336
        27,743 Dunelm Group PLC (b)                     318,163
        40,910 easyJet PLC (b)                          514,557
        82,919 GKN PLC (b)                              312,836
        18,893 Hargreaves Lansdown PLC (b)              211,307
        99,514 Intermediate Capital Group
                 PLC (b)                                519,566
        51,255 J Sainsbury PLC (b)                      289,982
        36,945 John Wood Group PLC (b)                  441,660
        23,482 Persimmon PLC (b)                        308,239
         4,324 Provident Financial PLC (b)               96,403
        93,989 QinetiQ Group PLC (b)                    282,538
        10,775 Renishaw PLC (b)                         365,828
         2,624 Rotork PLC (b)                           109,535
         8,103 Royal Dutch Shell PLC (b)                289,085
        51,761 Sports Direct International
                 PLC (b) (d)                            327,491
       218,674 Taylor Wimpey PLC (b)                    237,191
         6,630 Telecity Group PLC (b)                    85,623
       126,805 TUI Travel PLC (b)                       588,408
         2,618 Whitbread PLC (b)                        105,203
        18,602 Xstrata PLC (b)                          324,713
                                                  -------------
                                                      9,318,803
                                                  -------------
               TOTAL COMMON STOCKS                   91,922,862
               (Cost $85,171,331)                 -------------

               COLLATERAL FOR SECURITIES ON
                  LOAN - 1.2%
               MONEY MARKET FUND - 0.2%
       220,280 Goldman Sachs Financial Square
                 Treasury Instruments Fund, -
                 Institutional Class - 0.001% (e)       220,280
                 (Cost $220,280)                  -------------


  PRINCIPAL
    VALUE
--------------
               REPURCHASE AGREEMENT - 1.0%
$      883,635 JPMorgan Chase & Co., 0.08% (e),
                 dated 12/31/12, due 1/02/13, with
                 a maturity value of $883,637.
                 Collateralized by U.S. Treasury
                 Note, interest rate of 0.75%, due
                 10/31/17. The value of the
                 collateral including accrued
                 interest is $901,181                   883,635
                 (Cost $883,635)                  -------------

Page 66                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES/UNITS   DESCRIPTION                                VALUE
---------------------------------------------------------------
               TOTAL COLLATERAL FOR SECURITIES
                  ON LOAN                         $   1,103,915
               (Cost $1,103,915)                  -------------

               RIGHTS - 0.0%
               SPAIN - 0.0%
        14,896 Repsol S.A., expiring 1/10/13 (d)          9,084
                                                  -------------
               TOTAL RIGHTS                               9,084
               (Cost $0)                          -------------
               TOTAL INVESTMENTS - 100.7%            93,035,861
               (Cost $86,275,246) (f)
               NET OTHER ASSETS AND
                  LIABILITIES - (0.7)%                 (686,627)
                                                  -------------
               NET ASSETS - 100.0%                $  92,349,234
                                                  =============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(c) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,047,368, and the total value of the collateral held by the Fund is $1,103,915.

(d)   Non-income producing security.

(e) Interest rate shown reflects yield as of December 31, 2012. (f) Aggregate cost for federal income tax purposes is $86,916,282. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,301,734 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,182,155.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Australia              $ 3,617,911    $    --      $ 3,617,911       $ --
   Austria                  1,575,668       214,528     1,361,140         --
   Belgium                  1,756,539            --     1,756,539         --
   Bermuda                  2,504,267            --     2,504,267         --
   Canada                   8,417,393     8,417,388            --          5
   Cayman Islands             939,387       543,781       395,606         --
   Denmark                    866,887            --       866,887         --
   Finland                    678,301            --       678,301         --
   France                   5,771,719       201,872     5,569,847         --
   Germany                  5,557,401            --     5,557,401         --
   Hong Kong                5,482,033            --     5,482,033         --
   Ireland                  1,892,871       196,576     1,696,295         --
   Israel                     112,243            --       112,243         --
   Italy                    2,727,844            --     2,727,844         --
   Japan                   18,221,863            --    18,221,863         --
   Jersey                     869,345            --       869,345         --
   Luxembourg                 732,730            --       732,730         --
   Mauritius                  479,604            --       479,604         --
   Netherlands                532,892            --       532,892         --
   New Zealand                275,355            --       275,355         --
   Norway                   1,903,196            --     1,903,196         --
   Portugal                   539,366       539,366            --         --
   Singapore                2,047,769            --     2,047,769         --
   South Korea              8,802,627            --     8,802,627         --
   Spain                    2,650,335            --     2,650,335         --
   Sweden                   3,019,399            --     3,019,399         --
   Switzerland                629,114            --       629,114         --
   United Kingdom           9,318,803            --     9,318,803         --
                          ------------------------------------------------------
   Total Common
      Stocks               91,922,862    10,113,511    81,809,346          5
   Money Market
      Fund                    220,280       220,280            --         --
   Repurchase
      Agreement               883,635            --       883,635         --
   Rights                       9,084         9,084            --         --
                          ------------------------------------------------------
TOTAL INVESTMENTS         $93,035,861   $10,342,875   $82,692,981       $  5
                          ======================================================


See Notes to Financial Statements               Page 67

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

DECEMBER 31, 2012

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT DECEMBER 31, 2011
   Common Stocks                                        $  --
Net Realized Gain (Loss)                                   --
Net Change in Unrealized Appreciation/Depreciation         --
Purchases                                                  --
Sales                                                      --
Transfers In                                                5
Transfers Out                                              --
ENDING BALANCE AT DECEMBER 31, 2012
Common Stocks                                               5
                                                        -----
Total Level 3 holdings                                  $   5
                                                        =====

The transfer from Level 1 to Level 3 was the result of the security being halted on the primary exchange, due to negative news related to the company's revenues and operations. As such, this security was fair valued in good faith by the Pricing Committee pursuant to the Valuation Procedures established by management and approved by the Board of Trustees.

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of December 31, 2012.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2012, the Fund transferred common stocks valued at $7,439,850 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2011 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.


    INDUSTRY                                    % OF NET ASSETS
    -----------------------------------------------------------
    Oil, Gas & Consumable Fuels                       7.3%
    Metals & Mining                                   7.2
    Real Estate Management & Development              7.0
    Auto Components                                   5.3
    Chemicals                                         4.8
    Industrial Conglomerates                          3.9
    Trading Companies & Distributors                  3.8
    Hotels, Restaurants & Leisure                     3.7
    Energy Equipment & Services                       3.6
    Automobiles                                       3.1
    Diversified Telecommunication Services            2.8
    Insurance                                         2.8
    Media                                             2.5
    Machinery                                         2.4
    Real Estate Investment Trusts (REITs)             2.4
    Food Products                                     2.2
    Food & Staples Retailing                          2.1


    INDUSTRY - (CONTINUED)                      % OF NET ASSETS
    -----------------------------------------------------------
    Electric Utilities                                2.1%
    Household Durables                                2.0
    Specialty Retail                                  1.9
    Wireless Telecommunication Services               1.5
    Paper & Forest Products                           1.5
    Airlines                                          1.5
    Commercial Banks                                  1.5
    Electronic Equipment, Instruments & Components    1.4
    Gas Utilities                                     1.1
    Capital Markets                                   1.0
    Electrical Equipment                              1.0
    Building Products                                 1.0
    Construction & Engineering                        1.0
    Repurchase Agreement                              1.0
    Multiline Retail                                  0.9
    Air Freight & Logistics                           0.9
    Aerospace & Defense                               0.9
    IT Services                                       0.7
    Office Electronics                                0.7
    Biotechnology                                     0.7
    Road & Rail                                       0.7
    Diversified Financial Services                    0.6
    Transportation Infrastructure                     0.6
    Consumer Finance                                  0.6
    Containers & Packaging                            0.6
    Personal Products                                 0.5
    Communications Equipment                          0.5
    Textiles, Apparel & Luxury Goods                  0.5
    Health Care Equipment & Supplies                  0.5
    Life Sciences Tools & Services                    0.5
    Independent Power Producers & Energy Traders      0.5
    Thrifts & Mortgage Finance                        0.4
    Leisure Equipment & Products                      0.4
    Pharmaceuticals                                   0.3
    Computers & Peripherals                           0.3
    Internet Software & Services                      0.3
    Multi-Utilities                                   0.3
    Semiconductors & Semiconductor Equipment          0.3
    Money Market Fund                                 0.2
    Professional Services                             0.2
    Marine                                            0.2
    Commercial Services & Supplies                    0.2
    Construction Materials                            0.1
    Beverages                                         0.1
    Software                                          0.1
    -------------------------------------------------------
    TOTAL INVESTMENTS                               100.7
    NET OTHER ASSETS AND LIABILITIES                 (0.7)
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

Page 68                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

DECEMBER 31, 2012

                                                   % OF TOTAL
    CURRENCY EXPOSURE DIVERSIFICATION             INVESTMENTS
    -----------------------------------------------------------
    Euro                                             25.9%
    Japanese Yen                                     19.6
    British Pound Sterling                           11.1
    South Korean Won                                  9.5
    Canadian Dollar                                   8.9
    Hong Kong Dollar                                  7.9
    Australian Dollar                                 3.9
    Swedish Krona                                     3.2
    Singapore Dollar                                  2.7
    US Dollar                                         3.3
    Norwegian Krone                                   2.0
    Danish Krone                                      0.9
    Swiss Franc                                       0.7
    New Zealand Dollar                                0.3
    Israeli Shekel                                    0.1
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

                        See Notes to Financial Statements                Page 69

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - 99.8%
               BERMUDA - 1.8%
     1,418,000 China Gas Holdings Ltd. (b)        $   1,131,911
       126,290 China Resources Gas Group
                 Ltd. (b)                               261,853
        87,397 VimpelCom Ltd., ADR                      916,795
                                                  -------------
                                                      2,310,559
                                                  -------------

               BRAZIL - 12.9%
        86,565 Amil Participacoes S.A.                1,304,288
        62,548 Anhanguera Educacional
                 Participacoes S.A.                   1,056,061
        39,846 BR Properties S.A.                       496,250
        93,633 Bradespar S.A.                         1,501,329
        17,459 Cia Brasileira de Distribuicao           771,692
        13,985 Cia de Transmissao de Energia
                 Electrica Paulista                     225,331
        47,761 Cia Paranaense de Energia                739,450
        71,154 Cosan S.A. Industria e Comercio        1,450,881
       121,141 Cyrela Brazil Realty S.A.
                 Empreendimentos e Participacoes      1,058,468
       130,653 Eletrobras S.A.                          403,924
        76,650 Grendene S.A.                            617,318
        20,342 Iguatemi Empresa de Shopping
                 Centers S.A.                           270,631
        23,809 M Dias Branco S.A.                       908,056
       222,348 Marcopolo S.A.                         1,400,874
       223,290 Marfrig Alimentos S.A. (c)               924,786
        21,570 Metalurgica Gerdau S.A.                  241,247
        17,657 Multiplan Empreendimentos
                 Imobiliarios S.A.                      519,146
        64,658 Oi S.A.                                  262,737
        35,694 Telefonica Brasil S.A.                   854,215
       134,602 Tim Participacoes S.A.                   539,065
        59,764 Vale S.A.                              1,192,945
                                                  -------------
                                                     16,738,694
                                                  -------------

               CAYMAN ISLANDS - 11.6%
       216,000 AAC Technologies Holdings,
                 Inc. (b)                               763,071
       230,314 Agile Property Holdings Ltd. (b)         330,655
     2,970,472 China Hongqiao Group Ltd. (b) (d)      1,584,593
       354,000 China Resources Land Ltd. (b)            983,151
     1,104,015 China State Construction
                 International Holdings Ltd. (b) 1,347,631 2,027,200 China Zhongwang Holdings
                 Ltd. (b) (c)                           764,112
        39,355 Eurasia Drilling Co., Ltd., GDR (b) 1,426,298 2,623,509 Evergrande Real Estate Group
                 Ltd. (b) (d)                         1,479,813
       478,491 Greentown China Holdings Ltd. (b)        894,746
       216,204 Kingboard Chemical Holdings
                 Ltd. (b)                               780,733
       302,393 Shenzhou International Group
                 Holdings Ltd. (b)                      687,523
       604,008 Shimao Property Holdings Ltd. (b)      1,170,763
     2,749,500 Shui On Land Ltd. (b)                  1,350,749
         7,600 Tencent Holdings Ltd. (b)                248,654



SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               CAYMAN ISLANDS - (CONTINUED)
     1,128,562 Uni-President China Holdings
                 Ltd. (b)                         $   1,207,863
                                                  -------------
                                                     15,020,355
                                                  -------------

               CHINA - 13.7%
       677,848 BBMG Corp. (b)                           628,685
     1,315,991 China BlueChemical Ltd. (b)              897,716
       853,171 China Coal Energy Co., Ltd. (b)          948,188
       853,740 China Eastern Airlines Corp.
                 Ltd. (b) (c)                           344,160
     1,206,000 China Molybdenum Co., Ltd. (b)           538,438
       142,000 China Oilfield Services Ltd. (b)         295,878
       835,352 China Petroleum & Chemical
                 Corp. (b)                              961,719
       870,500 China Railway Construction Corp.
                 Ltd. (b)                             1,007,029
       593,903 China Railway Group Ltd. (b)             353,146
       591,074 China Southern Airlines Co.,
                 Ltd. (b)                               303,748
       449,445 China Telecom Corp., Ltd. (b)            254,137
       890,000 Dongfeng Motor Group Co.,
                 Ltd. (b)                             1,401,219
       492,545 Great Wall Motor Co., Ltd. (b) (d)     1,567,985
     3,210,094 Guangshen Railway Co., Ltd. (b)        1,288,522
     1,582,000 Guangzhou Automobile Group Co.,
                 Ltd. (b)                             1,430,484
       450,830 Guangzhou R&F Properties Co.,
                 Ltd. (b)                               764,070
       682,000 Huaneng Power International,
                 Inc. (b)                               634,444
       410,265 Jiangxi Copper Co., Ltd. (b)           1,102,466
       324,000 Sinopharm Group Co., Ltd. (b)          1,028,869
       852,803 Yanzhou Coal Mining Co., Ltd. (b)      1,453,741
     1,285,991 Zijin Mining Group Co., Ltd. (b)         519,455
                                                  -------------
                                                     17,724,099
                                                  -------------

               CYPRUS - 0.3%
        24,999 Globaltrans Investment PLC, GDR          412,733
                                                  -------------

               EGYPT - 1.8%
       135,195 Commercial International Bank
                 Egypt SAE                              733,369
       110,150 National Societe Generale Bank
                 SAE (b)                                608,887
       435,949 Telecom Egypt                            968,547
                                                  -------------
                                                      2,310,803
                                                  -------------

               HONG KONG - 4.8%
        23,605 China Mobile Ltd. (b)                    277,777
     1,311,000 China Overseas Grand Oceans
                 Group Ltd. (b)                       1,601,338
       864,766 Citic Pacific Ltd. (b)                 1,308,346
       252,903 CNOOC Ltd. (b)                           557,149
     1,357,408 MMG Ltd. (b) (c)                         575,426
     1,452,000 Poly Property Group Co.,
                 Ltd. (b) (c)                         1,164,407


Page 70                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               HONG KONG - (CONTINUED)
        86,893 Shanghai Industrial Holdings
                 Ltd. (b)                         $     307,554
       458,500 Sino-Ocean Land Holdings Ltd. (b)        350,505
                                                  -------------
                                                      6,142,502
                                                  -------------

               INDONESIA - 2.5%
     4,850,214 Global Mediacom Tbk PT (b)             1,212,205
     2,510,843 Lippo Karawaci Tbk PT (b)                261,220
     1,912,104 Media Nusantara Citra Tbk PT (b)         496,789
     2,234,368 Tower Bersama Infrastructure Tbk
                  PT (b) (c)                          1,322,613
                                                  -------------
                                                      3,292,827
                                                  -------------

               LUXEMBOURG - 1.2%
        81,169 O'Key Group S.A., GDR                    949,678
        26,504 Ternium S.A., ADR                        624,169
                                                  -------------
                                                      1,573,847
                                                  -------------

               MALAYSIA - 2.5%
     1,051,500 AirAsia BHD (b)                          946,113
       805,200 Kulim Malaysia BHD (b)                 1,293,429
       238,200 UMW Holdings BHD (b)                     933,525
                                                  -------------
                                                      3,173,067
                                                  -------------

               MEXICO - 6.4%
       702,772 Alfa SAB de C.V.                       1,494,022
       146,008 Arca Continental SAB de C.V.           1,086,958
       623,636 Cemex SAB de C.V. (c)                    614,166
        91,797 Grupo Financiero Banorte, S.A.B.
                 de C.V., O Shares                      592,768
       185,429 Grupo Financiero Inbursa SAB
                 de C.V.                                562,041
       322,353 Grupo Simec SAB de C.V. (c)            1,526,191
       218,301 Industrias CH SAB de C.V. (c)          1,646,761
       321,422 OHL Mexico SAB de C.V. (c)               705,441
                                                  -------------
                                                      8,228,348
                                                  -------------

               PANAMA - 0.7%
       331,752 Avianca Taca Holding S.A. (b)            849,563
                                                  -------------

               PHILIPPINES - 1.4%
     3,685,400 Alliance Global Group, Inc. (b)        1,510,202
        66,070 Security Bank Corp. (b)                  251,619
                                                  -------------
                                                      1,761,821
                                                  -------------

               POLAND - 6.3%
       203,571 Enea S.A. (b)                          1,036,427
        45,544 Jastrzebska Spolka Weglowa
                 S.A. (b)                             1,365,301
        27,282 KGHM Polska Miedz S.A. (b)             1,685,404
       224,891 PGE S.A. (b)                           1,326,770
        91,439 Polski Koncern Naftowy Orlen
                 S.A. (b) (c)                         1,465,744
       849,079 Tauron Polska Energia S.A. (b)         1,304,211
                                                  -------------
                                                      8,183,857
                                                  -------------


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               RUSSIA - 10.1%
           711 AK Transneft OAO (b)               $   1,598,633
   139,524,620 Federal Grid Co. Unified Energy
                 System JSC (b) (c)                     919,049
    28,452,736 Federal Hydrogenerating Co.,
                 JSC (b)                                683,378
       256,871 Gazprom OAO (b)                        1,232,125
    10,306,428 IDGC Holding JSC (b) (c)                 661,528
 1,513,688,369 Inter Rao Ues OAO (b) (c)              1,230,629
        21,080 Lukoil OAO (b)                         1,391,393
         3,892 Magnit OJSC (b)                          614,819
       110,798 Mechel, ADR                              767,830
         3,274 MMC Norilsk Nickel OJSC (b)              600,748
       241,199 Rostelecom OJSC (b)                      948,549
     1,438,818 Surgutneftegas OAO (b)                 1,264,145
       161,023 Tatneft (b)                            1,151,595
                                                  -------------
                                                     13,064,421
                                                  -------------

               SINGAPORE - 1.0%
     1,626,000 Yangzijiang Shipbuilding Holdings
                 Ltd. (b)                             1,302,719
                                                  -------------

               SOUTH AFRICA - 6.3%
        13,150 African Rainbow Minerals Ltd. (b)        296,183
         7,329 AngloGold Ashanti Ltd. (b)               229,222
        19,501 Assore Ltd.                              937,152
        10,404 Bidvest Group Ltd. (b)                   266,173
       404,754 Capital Property Fund                    510,866
        53,266 Exxaro Resources Ltd. (b)              1,073,224
        60,230 Gold Fields Ltd. (b)                     747,659
        92,074 Harmony Gold Mining Co.,
                 Ltd. (b)                               813,061
        11,430 Imperial Holdings Ltd. (b)               269,552
        44,265 Remgro Ltd. (b)                          835,423
       398,174 RMI Holdings (b)                         976,422
        11,292 Santam Ltd.                              253,412
       105,766 Woolworths Holdings Ltd. (b)             890,309
                                                  -------------
                                                      8,098,658
                                                  -------------

               TAIWAN - 2.7%
        95,623 ASUSTeK Computer, Inc. (b)             1,082,871
        98,883 Cheng Shin Rubber Industry Co.,
                 Ltd. (b)                               258,964
       761,396 Pou Chen Corp. (b)                       802,080
       439,267 Uni-President Enterprises Corp. (b)      809,218
     1,248,190 United Microelectronics Corp. (b)        504,491
                                                  -------------
                                                      3,457,624
                                                  -------------

               THAILAND - 6.5%
       100,600 Airports of Thailand PCL                 319,822
        74,400 Bangkok Dusit Medical Services
                 PCL                                    276,051
        20,400 Banpu PCL (b)                            276,718
       558,600 Berli Jucker PCL                       1,127,609
       266,500 Central Pattana PCL                      712,206
       307,500 Electricity Generating PCL             1,517,898
        87,600 Kasikornbank PCL (b)                     557,443


                        See Notes to Financial Statements                Page 71

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               THAILAND - (CONTINUED)
       126,900 PTT Global Chemical PCL            $     290,389
        47,400 Siam Commercial Bank Public
                 Co., Ltd.                              281,239
        60,400 Siam Makro PCL                           880,628
     3,147,000 Thai Beverage PCL (b)                  1,023,105
     6,553,200 True Corp. PCL (c)                     1,167,536
                                                  -------------
                                                      8,430,644
                                                  -------------

               TURKEY - 4.7%
        97,572 Arcelik A.S. (b)                         641,621
        27,762 Coca-Cola Icecek A.S. (b)                578,577
       211,038 Eregli Demir ve Celik Fabrikalari
                 TAS (b)                                291,717
       620,204 Turk Hava Yollari (b) (c)              2,187,535
       330,775 Turkiye Is Bankasi (b)                 1,153,650
       749,226 Turkiye Sise ve Cam Fabrikalari
                 A.S. (b)                             1,245,244
                                                  -------------
                                                      6,098,344
                                                  -------------

               UNITED KINGDOM - 0.2%
        65,228 Evraz PLC (b)                            279,940
                                                  -------------

               VIRGIN ISLANDS (BRITISH) - 0.4%
        15,558 Mail.ru Group Ltd., GDR (b) (c)          543,413
                                                  -------------
               TOTAL COMMON STOCKS                  128,998,838
               (Cost $117,604,027) (c)            -------------

               COLLATERAL FOR SECURITIES ON
                  LOAN - 2.4%
               MONEY MARKET FUND - 0.5%
       606,514 Goldman Sachs Financial Square
                 Treasury Instruments Fund, -
                 Institutional Class - 0.001% (e)       606,514
                (Cost $606,514)                   -------------

  PRINCIPAL
    VALUE
--------------
               REPURCHASE AGREEMENT - 1.9%
$    2,432,973 JPMorgan Chase & Co., 0.08% (e),
                 dated 12/31/12, due 1/02/13, with
                 a maturity value of $2,432,979.
                 Collateralized by U.S. Treasury
                 Note, interest rate of 0.75%, due
                 10/31/17. The value of the
                 collateral including accrued
                 interest is $2,481,285               2,432,973
                (Cost $2,432,973)                 -------------

               TOTAL COLLATERAL FOR SECURITIES
                  ON LOAN                             3,039,487
                (Cost $3,039,487)                 -------------


               DESCRIPTION                                VALUE
---------------------------------------------------------------
               TOTAL INVESTMENTS - 102.2%         $ 132,038,325
               (Cost $120,643,514) (f)
               NET OTHER ASSETS AND
                  LIABILITIES - (2.2)%               (2,814,304)
                                                  -------------
               NET ASSETS - 100.0%                $ 129,224,021
                                                  =============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,797,278 and the total value of the collateral held by the Fund is $3,039,487.

(e)   Interest rate shown reflects yield as of December 31, 2012.

(f) Aggregate cost for federal income tax purposes is $122,429,030. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,321,421 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,712,126.

ADR   American Depositary Receipt
GDR   Global Depositary Receipt


Page 72                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND

DECEMBER 31, 2012

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Bermuda               $  2,310,559   $   916,795   $ 1,393,764       $ --
   Brazil                  16,738,694    16,738,694            --         --
   Cayman Islands          15,020,355            --    15,020,355         --
   China                   17,724,099            --    17,724,099         --
   Cyprus                     412,733       412,733            --         --
   Egypt                    2,310,803     1,701,916       608,887         --
   Hong Kong                6,142,502            --     6,142,502         --
   Indonesia                3,292,827            --     3,292,827         --
   Luxembourg               1,573,847     1,573,847            --         --
   Malaysia                 3,173,067            --     3,173,067         --
   Mexico                   8,228,348     8,228,348            --         --
   Panama                     849,563            --       849,563         --
   Philippines              1,761,821            --     1,761,821         --
   Poland                   8,183,857            --     8,183,857         --
   Russia                  13,064,421       767,830    12,296,591         --
   Singapore                1,302,719            --     1,302,719         --
   South Africa             8,098,658     1,701,430     6,397,228         --
   Taiwan                   3,457,624            --     3,457,624         --
   Thailand                 8,430,644     6,573,378     1,857,266         --
   Turkey                   6,098,344            --     6,098,344         --
   United Kingdom             279,940            --       279,940         --
   Virgin Islands
      (British)               543,413            --       543,413         --
                         -------------------------------------------------------
   Total Common
      Stocks              128,998,838    38,614,971    90,383,867         --
   Money Market Fund          606,514       606,514            --         --
   Repurchase
      Agreement             2,432,973            --     2,432,973         --
                         -------------------------------------------------------
   TOTAL INVESTMENTS     $132,038,325   $39,221,485   $92,816,840       $ --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2012, the Fund transferred common stocks valued at $9,129,158 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at December 31, 2011 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.


    INDUSTRY                                    % OF NET ASSETS
    -----------------------------------------------------------
    Metals & Mining                                  15.3%
    Oil, Gas & Consumable Fuels                      11.5
    Real Estate Management & Development              9.6
    Electric Utilities                                6.6
    Industrial Conglomerates                          5.6
    Automobiles                                       4.1
    Food Products                                     4.0
    Commercial Banks                                  3.7
    Airlines                                          3.6
    Diversified Telecommunication Services            3.4
    Food & Staples Retailing                          2.5
    Wireless Telecommunication Services               2.4
    Construction & Engineering                        2.1
    Machinery                                         2.1
    Beverages                                         2.1
    Health Care Providers & Services                  2.0
    Repurchase Agreement                              1.9
    Independent Power Producers & Energy Traders      1.7
    Textiles, Apparel & Luxury Goods                  1.6
    Energy Equipment & Services                       1.3
    Media                                             1.3
    Road & Rail                                       1.3
    Household Durables                                1.3
    Gas Utilities                                     1.1
    Construction Materials                            1.0
    Insurance                                         1.0
    Chemicals                                         0.9
    Computers & Peripherals                           0.8
    Diversified Consumer Services                     0.8
    Transportation Infrastructure                     0.8
    Multiline Retail                                  0.7
    Diversified Financial Services                    0.6
    Internet Software & Services                      0.6
    Electronic Equipment, Instruments &
       Components                                     0.6
    Communications Equipment                          0.6
    Money Market Fund                                 0.5
    Real Estate Investment Trusts (REITs)             0.4
    Semiconductors & Semiconductor Equipment          0.4
    Distributors                                      0.2
    Auto Components                                   0.2
    -----------------------------------------------------------
    TOTAL INVESTMENTS                               102.2
    NET OTHER ASSETS AND LIABILITIES                 (2.2)
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

                        See Notes to Financial Statements                Page 73

FIRST TRUST GERMANY ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - 100.1%
               AIR FREIGHT & LOGISTICS - 1.7%
         3,979 Deutsche Post AG (a)               $      87,639
                                                  -------------

               AIRLINES - 4.6%
        12,175 Deutsche Lufthansa AG (a)                230,159
                                                  -------------

               AUTO COMPONENTS - 3.9%
         1,690 Continental AG (a)                       196,975
                                                  -------------

               AUTOMOBILES - 13.1%
         1,948 Bayerische Motoren Werke AG (a)          189,562
         3,924 Daimler AG (a)                           216,038
         1,167 Volkswagen AG (a)                        253,165
                                                  -------------
                                                        658,765
                                                  -------------

               CAPITAL MARKETS - 2.6%
         2,920 Deutsche Bank AG (a)                     128,465
                                                  -------------

               CHEMICALS - 10.5%
         1,014 BASF SE (a)                               95,884
         1,929 Fuchs Petrolub AG (a)                    144,077
           771 K+S AG (a)                                35,808
         1,674 Lanxess AG (a)                           147,612
         1,534 Wacker Chemie AG (a)                     100,900
                                                  -------------
                                                        524,281
                                                  -------------

               COMMERCIAL SERVICES & SUPPLIES -
                 1.7%
           864 Bilfinger Berger SE (a)                   83,775
                                                  -------------

               CONSTRUCTION & ENGINEERING - 0.8%
           727 Hochtief AG (a) (b)                       42,525
                                                  -------------

               CONSTRUCTION MATERIALS - 1.8%
         1,468 HeidelbergCement AG (a)                   89,829
                                                  -------------

               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 1.4%
         6,411 Deutsche Telekom AG (a)                   72,976
                                                  -------------

               FOOD & STAPLES RETAILING - 0.7%
         1,206 Metro AG (a)                              33,504
                                                  -------------

               FOOD PRODUCTS - 4.1%
         4,963 Suedzucker AG (a)                        203,716
                                                  -------------

               HEALTH CARE EQUIPMENT & SUPPLIES -
                 2.5%
         4,380 Carl Zeiss Meditec AG (a)                126,277
                                                  -------------

               HEALTH CARE PROVIDERS & SERVICES -
                 3.9%
           678 Fresenius SE & Co. KGaA (a)               78,016
         5,877 Rhoen Klinikum AG                        118,804
                                                  -------------
                                                        196,820
                                                  -------------

               INDUSTRIAL CONGLOMERATES - 2.1%
         2,149 Rheinmetall AG (a)                       104,398
                                                  -------------

               INSURANCE - 6.5%
           502 Generali Deutschland Holding
                 AG                                      48,901


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               INSURANCE - (CONTINUED)
         2,958 Hannover Rueckversicherung
                 AG (a)                           $     231,681
           250 Muenchener Rueckversicherungs
                 AG (a)                                  45,132
                                                  -------------
                                                        325,714
                                                  -------------

               IT SERVICES - 2.7%
         5,443 Wirecard AG (a)                          134,374
                                                  -------------

               MEDIA - 2.8%
         1,129 Kabel Deutschland Holding AG (a)          84,975
         9,688 Sky Deutschland AG (a) (b)                53,727
                                                  -------------
                                                        138,702
                                                  -------------

               METALS & MINING - 9.7%
         3,649 Aurubis AG (a)                           261,044
         4,284 Salzgitter AG (a)                        224,519
                                                  -------------
                                                        485,563
                                                  -------------

               MULTI-UTILITIES - 1.2%
         3,262 E.On AG (a)                               61,182
                                                  -------------

               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 4.2%
         2,089 Deutsche Wohnen AG (a)                    38,783
        14,722 GAGFAH SA (a) (b)                        172,851
                                                  -------------
                                                        211,634
                                                  -------------

               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 3.4%
        20,809 Infineon Technologies AG (a)             169,519
                                                  -------------

               TEXTILES, APPAREL & LUXURY GOODS -
                 7.3%
           490 Adidas AG (a)                             43,732
         4,263 Gerry Weber International AG (a)         206,482
         1,069 Hugo Boss AG (a)                         113,608
                                                  -------------
                                                        363,822
                                                  -------------

               TRADING COMPANIES & DISTRIBUTORS -
                 3.3%
         1,273 Brenntag AG (a)                          167,712
                                                  -------------

               WIRELESS TELECOMMUNICATION
                 SERVICES - 3.6%
         9,678 Freenet AG (a)                           179,367
                                                  -------------
               TOTAL INVESTMENTS - 100.1%             5,017,693
               (Cost $4,276,023) (c)
               NET OTHER ASSETS AND
                  LIABILITIES - (0.1%)                   (4,747)
                                                  -------------
               NET ASSETS - 100.0%                $   5,012,946
                                                  =============

Page 74                 See Notes to Financial Statements

FIRST TRUST GERMANY ALPHADEX(R) FUND

DECEMBER 31, 2012

(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $4,350,275. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $763,140 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $95,722.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Air Freight &
      Logistics           $    87,639   $        --   $    87,639        $ --
   Airlines                   230,159            --       230,159          --
   Auto Components            196,975            --       196,975          --
   Automobiles                658,765            --       658,765          --
   Capital Markets            128,465            --       128,465          --
   Chemicals                  524,281            --       524,281          --
   Commercial
      Services &
      Supplies                 83,775            --        83,775          --
   Construction &
      Engineering              42,525            --        42,525          --
   Construction
      Materials                89,829            --        89,829          --
   Diversified
      Telecommunication
      Services                 72,976            --        72,976          --
   Food & Staples
      Retailing                33,504            --        33,504          --
   Food Products              203,716            --       203,716          --
   Health Care
      Equipment &
      Supplies                126,277            --       126,277          --
   Health Care
      Providers &
      Services                196,820       118,804        78,016          --
   Industrial
      Conglomerates           104,398            --       104,398          --
   Insurance                  325,714        48,901       276,813          --
   IT Services                134,374            --       134,374          --
   Media                      138,702            --       138,702          --
   Metals & Mining            485,563            --       485,563          --
   Multi-Utilities             61,182            --        61,182          --
   Real Estate
      Management &
      Development             211,634            --       211,634          --
   Semiconductors &
      Semiconductor
      Equipment               169,519            --       169,519          --
   Textiles, Apparel
      & Luxury Goods          363,822            --       363,822          --
   Trading Companies
      & Distributors          167,712            --       167,712          --
   Wireless
      Telecommunication
      Services                179,367            --       179,367          --
                          ------------------------------------------------------
   TOTAL INVESTMENTS      $ 5,017,693   $   167,705   $ 4,849,988        $ --
                          ======================================================


                        See Notes to Financial Statements                Page 75

FIRST TRUST GERMANY ALPHADEX(R) FUND

DECEMBER 31, 2012

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.

    COUNTRY ALLOCATION*                         % OF NET ASSETS
    -----------------------------------------------------------
    Germany                                          96.6%
    Luxembourg                                        3.5
    Net Other Assets and Liabilities                 (0.1)
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

* Portfolio securities are categorized based on their country of incorporation.

Page 76                 See Notes to Financial Statements

FIRST TRUST CANADA ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - 99.9%
               AUTO COMPONENTS - 1.9%
         3,025 Magna International, Inc.          $     151,083
                                                  -------------

               CHEMICALS - 4.3%
         3,370 Agrium, Inc.                             335,882
                                                  -------------

               COMMUNICATIONS EQUIPMENT - 6.1%
        40,330 Research In Motion Ltd. (a)              478,430
                                                  -------------

               DIVERSIFIED FINANCIAL SERVICES -
                 3.3%
         6,154 Onex Corp.                               259,041
                                                  -------------

               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 2.4%
         7,147 Bell Aliant, Inc.                        189,111
                                                  -------------

               ENERGY EQUIPMENT & SERVICES - 10.4%
        21,721 Ensign Energy Services, Inc.             335,631
        35,104 Precision Drilling Corp.                 290,092
         4,951 ShawCor Ltd.                             194,068
                                                  -------------
                                                        819,791
                                                  -------------

               FOOD & STAPLES RETAILING - 7.2%
         6,840 Alimentation Couche Tard, Inc.           336,464
        16,175 Jean Coutu Group PJC (The), Inc.         236,275
                                                  -------------
                                                        572,739
                                                  -------------

               INSURANCE - 0.8%
           959 Intact Financial Corp.                    62,445
                                                  -------------

               IT SERVICES - 0.7%
         2,485 CGI Group, Inc. (a)                       57,310
                                                  -------------

               MEDIA - 5.0%
         8,977 Aimia, Inc.                              134,199
         1,986 Cineplex, Inc.                            63,551
        12,142 Lions Gate Entertainment
                 Corp. (a)                              199,129
                                                  -------------
                                                        396,879
                                                  -------------

               METALS & MINING - 16.6%
        13,515 First Quantum Minerals Ltd.              297,691
         2,642 Franco-Nevada Corp.                      150,812
         4,372 Inmet Mining Corp.                       325,296
        17,649 Pan American Silver Corp.                330,730
         5,787 Teck Resources Ltd.                      210,315
                                                  -------------
                                                      1,314,844
                                                  -------------

               MULTILINE RETAIL - 4.5%
         1,766 Canadian Tire Corp. Ltd.                 123,178
         3,976 Dollarama, Inc.                          235,714
                                                  -------------
                                                        358,892
                                                  -------------

               OIL, GAS & CONSUMABLE FUELS - 14.1%
         2,227 Canadian Natural Resources Ltd.           64,121
         5,983 Enbridge, Inc.                           258,760



SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS -
                 (CONTINUED)
        14,762 Gibson Energy, Inc.                $     356,918
         2,390 Husky Energy, Inc.                        70,640
         5,642 Pacific Rubiales Energy Corp.            131,081
         4,949 PetroBakken Energy Ltd.                   50,998
         2,066 Suncor Energy, Inc.                       67,939
        10,423 Talisman Energy, Inc.                    117,884
                                                  -------------
                                                      1,118,341
                                                  -------------

               PAPER & FOREST PRODUCTS - 1.1%
         1,184 West Fraser Timber Co., Ltd.              83,381
                                                  -------------

               REAL ESTATE INVESTMENT TRUSTS
                 (REITS) - 11.5%
         5,188 Boardwalk Real Estate Investment
                 Trust                                  336,565
         6,652 Brookfield Canada Office
                 Properties                             195,742
        10,230 Canadian Apartment Properties            256,084
         3,185 Dundee Real Estate Investment
                 Trust                                  119,850
                                                  -------------
                                                        908,241
                                                  -------------

               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 7.0%
         3,608 Brookfield Asset Management, Inc.        132,176
        13,652 Brookfield Office Properties, Inc.       232,772
         9,943 First Capital Realty, Inc.               188,124
                                                  -------------
                                                        553,072
                                                  -------------

               SOFTWARE - 3.0%
         1,968 Constellation Software, Inc.             237,399
                                                  -------------
               TOTAL INVESTMENTS - 99.9%              7,896,881
               (Cost $7,460,539) (b)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.1%                      7,346
                                                  -------------
               NET ASSETS - 100.0%                $   7,904,227
                                                  =============


(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $7,513,539. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $456,507 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $73,165.

                        See Notes to Financial Statements                Page 77

FIRST TRUST CANADA ALPHADEX(R) FUND

DECEMBER 31, 2012

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
   Common Stocks*         $ 7,896,881   $ 7,896,881      $  --         $  --
                          ======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.

    COUNTRY ALLOCATION**                        % OF NET ASSETS
    -----------------------------------------------------------
    Canada                                           99.9%
    Net Other Assets and Liabilities                  0.1
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.


Page 78                 See Notes to Financial Statements

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - 99.5%
               AIR FREIGHT & LOGISTICS - 3.5%
        22,855 Toll Holdings Ltd. (a)             $     109,543
                                                  -------------

               AIRLINES - 3.2%
        63,462 Qantas Airways Ltd. (a) (b)               99,376
                                                  -------------

               BEVERAGES - 4.8%
         5,099 Coca-Cola Amatil Ltd. (a)                 71,658
        15,683 Treasury Wine Estates Ltd. (a)            77,191
                                                  -------------
                                                        148,849
                                                  -------------

               BIOTECHNOLOGY - 4.2%
         2,307 CSL Ltd. (a)                             130,247
                                                  -------------

               CHEMICALS - 3.5%
        31,916 Incitec Pivot Ltd. (a)                   108,814
                                                  -------------

               COMMERCIAL BANKS - 1.8%
           857 Commonwealth Bank of
                 Australia (a)                           55,813
                                                  -------------

               CONSTRUCTION & ENGINEERING - 2.6%
         1,398 Leighton Holdings Ltd. (a)                26,390
         2,081 Monadelphous Group Ltd. (a)               53,576
                                                  -------------
                                                         79,966
                                                  -------------

               CONSTRUCTION MATERIALS - 7.3%
         7,151 Adelaide Brighton Ltd. (a)                23,417
        38,543 Boral Ltd. (a)                           176,852
         2,857 James Hardie Industries SE (a)            27,661
                                                  -------------
                                                        227,930
                                                  -------------

               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 2.7%
        18,488 Telstra Corp Ltd. (a)                     84,245
                                                  -------------

               ELECTRIC UTILITIES - 1.6%
        44,589 SP AusNet (a)                             51,817
                                                  -------------

               FOOD PRODUCTS - 5.1%
        12,270 GrainCorp Ltd. (a)                       159,114
                                                  -------------

               GAS UTILITIES - 1.7%
         9,114 APA Group (a)                             52,615
                                                  -------------

               HEALTH CARE PROVIDERS & SERVICES -
                 5.4%
         5,029 Ramsay Health Care Ltd. (a)              143,438
         1,791 Sonic Healthcare Ltd. (a)                 25,000

                                                        168,438


               HOTELS, RESTAURANTS & LEISURE -
                 6.1%
         5,357 Crown Ltd. (a)                            59,870
        21,253 Echo Entertainment Group Ltd. (a)         76,758
        17,359 Tatts Group Ltd. (a)                      54,677
                                                  -------------
                                                        191,305
                                                  -------------


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               INSURANCE - 4.1%
        26,138 Insurance Australia Group Ltd. (a) $     128,739
                                                  -------------

               METALS & MINING - 12.1%
        56,288 Atlas Iron Ltd. (a)                      107,714
         2,169 BHP Billiton Ltd. (a)                     84,679
         6,027 Iluka Resources Ltd. (a)                  58,245
         1,006 Newcrest Mining Ltd. (a)                  23,533
        14,466 OZ Minerals Ltd. (a)                     102,731
                                                  -------------
                                                        376,902
                                                  -------------

               MULTI-UTILITIES - 0.8%
         1,540 AGL Energy Ltd. (a)                       24,757
                                                  -------------

               MULTILINE RETAIL - 3.0%
        46,647 Harvey Norman Holdings Ltd. (a)           92,860
                                                  -------------

               OIL, GAS & CONSUMABLE FUELS - 10.8%
         8,410 Caltex Australia Ltd. (a)                169,627
         5,592 Origin Energy Ltd. (a)                    68,741
         8,541 Santos Ltd. (a)                          100,072
                                                  -------------
                                                        338,440
                                                  -------------

               REAL ESTATE INVESTMENT TRUSTS
                 (REITS) - 13.2%
        23,444 CFS Retail Property Trust (a)             46,899
        22,404 Commonwealth Property Office
                 Fund (a)                                23,868
        24,452 Dexus Property Group (a)                  25,970
        18,589 Goodman Group (a)                         84,702
         9,575 Westfield Group (a)                      105,745
        39,895 Westfield Retail Trust (a)               125,867
                                                  -------------
                                                        413,051
                                                  -------------

               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 2.0%
         6,317 Lend Lease Group (a)                      61,691
                                                  -------------
               TOTAL INVESTMENTS - 99.5%              3,104,512
               (Cost $2,792,593) (c)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.5%                     16,810
                                                  -------------
               NET ASSETS - 100.0%                $   3,121,322
                                                  =============

(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $2,840,099. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $358,402 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $93,989.

                        See Notes to Financial Statements                Page 79

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND

DECEMBER 31, 2012

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*            $ 3,104,512      $  --      $ 3,104,512      $  --
                          ======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.

    COUNTRY ALLOCATION**                        % OF NET ASSETS
    -----------------------------------------------------------
    Australia                                        98.6%
    Ireland                                           0.9
    Net Other Assets and Liabilities                  0.5
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.

Page 80                 See Notes to Financial Statements

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - 99.8%
               AEROSPACE & DEFENSE - 1.6%
         5,693 BAE Systems PLC (a)                $      31,643
        14,151 Cobham PLC (a)                            51,418
         1,915 Rolls-Royce Holdings PLC (a)              27,467
       145,692 Rolls-Royce Holdings PLC,
                 Class C (a) (b)                            237
                                                  -------------
                                                        110,765
                                                  -------------

               AIRLINES - 4.7%
        15,455 easyJet PLC (a)                          194,390
        41,201 International Consolidated
                 Airlines Group S.A. (a) (b)            124,937
                                                  -------------
                                                        319,327
                                                  -------------

               AUTO COMPONENTS - 0.5%
         9,097 GKN PLC (a)                               34,321
                                                  -------------

               BEVERAGES - 1.3%
         1,001 Diageo PLC (a)                            29,156
         1,286 SABMiller PLC (a)                         59,684
                                                  -------------
                                                         88,840
                                                  -------------

               CAPITAL MARKETS - 2.3%
         6,326 Aberdeen Asset Management
                 PLC (a)                                 38,066
        86,298 Man Strategic Holdings PLC (a)           118,358
                                                  -------------
                                                        156,424
                                                  -------------

               CHEMICALS - 2.7%
         2,785 Alent PLC (b)                             13,970
         1,452 Croda International PLC (a)               56,752
         2,841 Johnson Matthey PLC (a)                  111,603
                                                  -------------
                                                        182,325
                                                  -------------

               COMMERCIAL BANKS - 1.9%
        30,265 Barclays PLC (a)                         131,471
                                                  -------------

               COMMERCIAL SERVICES & SUPPLIES -
                 1.3%
         5,775 Babcock International Group
                 PLC (a)                                 91,159
                                                  -------------

               CONSTRUCTION & ENGINEERING - 0.8%
         5,513 Balfour Beatty PLC (a)                    24,813
         5,948 Carillion PLC (a)                         30,994
                                                  -------------
                                                         55,807
                                                  -------------

               CONSUMER FINANCE - 1.3%
         4,057 Provident Financial PLC (a)               90,450
                                                  -------------

               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 2.4%
        43,121 TalkTalk Telecom Group PLC (a)           164,723
                                                  -------------

               ELECTRIC UTILITIES - 0.8%
         2,362 Scottish and Southern Energy
                 PLC (a)                                 54,950
                                                  -------------

               ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS - 1.3%
        11,802 Halma PLC (a)                             88,808
                                                  -------------


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES - 2.1%
        11,983 John Wood Group PLC (a)            $     143,251
                                                  -------------

               FOOD & STAPLES RETAILING - 6.8%
        90,269 Booker Group PLC (a)                     144,050
        21,804 J Sainsbury PLC (a)                      123,359
        15,896 TESCO PLC (a)                             87,565
        24,696 WM Morrison Supermarkets
                 PLC (a)                                106,036
                                                  -------------
                                                        461,010
                                                  -------------

               FOOD PRODUCTS - 2.4%
         5,126 Associated British Foods PLC (a)         130,961
         2,537 Tate & Lyle PLC (a)                       31,388
                                                  -------------
                                                        162,349
                                                  -------------

               HOTELS, RESTAURANTS & LEISURE -
                 8.2%
         4,912 Compass Group PLC (a)                     58,309
         8,953 Greene King PLC (a)                       91,732
           999 InterContinental Hotels Group
                 PLC (a)                                 28,012
        10,290 Millennium & Copthorne Hotels
                 PLC (a)                                 85,305
         4,051 Whitbread PLC (a)                        162,788
        23,238 William Hill PLC (a)                     132,406
                                                  -------------
                                                        558,552
                                                  -------------

               HOUSEHOLD DURABLES - 3.3%
        35,433 Barratt Developments PLC (a) (b)         121,020
         3,498 Berkeley Group Holdings
                 PLC (a) (b)                            100,631
                                                  -------------
                                                        221,651
                                                  -------------

               INDEPENDENT POWER PRODUCERS &
                 ENERGY TRADERS - 1.9%
        14,656 Drax Group PLC (a)                       131,208

               INSURANCE - 4.9%
         4,642 Amlin PLC (a)                             28,858
         7,722 Catlin Group Ltd. (a)                     63,534
         6,188 Lancashire Holdings Ltd. (a)              78,787
        25,811 Legal & General Group PLC (a)             61,891
        16,773 Resolution Ltd. (a)                       68,240
         4,914 St. James's Place PLC (a)                 33,973
                                                  -------------
                                                        335,283
                                                  -------------

               INTERNET SOFTWARE & SERVICES - 1.6%
         8,184 Telecity Group PLC (a)                   105,692
                                                  -------------

               MACHINERY - 0.7%
         2,785 Vesuvius PLC                              15,653
         1,074 Weir Group PLC (a)                        33,212
                                                  -------------
                                                         48,865
                                                  -------------

               MEDIA - 2.6%
         3,893 Pearson PLC (a)                           75,880


                        See Notes to Financial Statements                Page 81

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               MEDIA - (CONTINUED)
         4,128 Rightmove PLC (a)                  $      97,048
                                                  -------------
                                                        172,928
                                                  -------------

               METALS & MINING - 11.5%
        21,215 African Barrick Gold PLC (a)             153,592
         3,933 Anglo American PLC (a)                   123,981
         4,548 BHP Billiton PLC (a)                     160,424
        11,118 Glencore International PLC (a)            64,227
         3,495 Hochschild Mining PLC (a)                 27,698
         3,603 Vedanta Resources PLC (a)                 69,565
        10,286 Xstrata PLC (a)                          179,550
                                                  -------------
                                                        779,037
                                                  -------------

               MULTILINE RETAIL - 3.2%
        15,165 Marks & Spencer Group PLC (a)             95,261
         2,054 Next PLC (a)                             124,683
                                                  -------------
                                                        219,944
                                                  -------------

               OIL, GAS & CONSUMABLE FUELS - 3.9%
        19,468 BP PLC (a)                               135,359
         3,692 Royal Dutch Shell PLC (a)                131,717
                                                  -------------
                                                        267,076
                                                  -------------

               PAPER & FOREST PRODUCTS - 1.5%
         9,043 Mondi PLC (a)                             99,816
                                                  -------------

               PHARMACEUTICALS - 3.2%
         2,303 AstraZeneca PLC (a)                      109,139
        20,143 BTG PLC (a) (b)                          110,219
                                                  -------------
                                                        219,358
                                                  -------------

               PROFESSIONAL SERVICES - 2.3%
         3,074 Intertek Group PLC (a)                   156,149
                                                  -------------

               REAL ESTATE INVESTMENT TRUSTS
                 (REITS) - 5.1%
         3,218 British Land Co., PLC (a)                 29,730
         3,546 Derwent London PLC (a)                   122,726
        16,705 Great Portland Estates PLC (a)           134,310
         7,419 Hammerson PLC (a)                         59,491
                                                  -------------
                                                        346,257
                                                  -------------

               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 0.9%
        15,677 Capital & Counties Properties
                 PLC (a)                                 62,196
                                                  -------------

               SPECIALTY RETAIL - 3.7%
        17,149 Kingfisher PLC (a)                        80,130
        26,862 Sports Direct International
                 PLC (a) (b)                            169,955
                                                  -------------
                                                        250,085
                                                  -------------

               TRADING COMPANIES &
                 DISTRIBUTORS - 6.4%
        25,285 Ashtead Group PLC (a)                    177,840


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS -
                 (CONTINUED)
         6,301 Bunzl PLC (a)                      $     104,293
         5,079 Travis Perkins PLC (a)                    91,006
         1,322 Wolseley PLC (a)                          63,216
                                                  -------------
                                                        436,355
                                                  -------------

               WIRELESS TELECOMMUNICATION
                 SERVICES - 0.7%
        18,331 Vodafone Group PLC (a)                    46,144
                                                  -------------
               TOTAL INVESTMENTS - 99.8%              6,792,576
               (Cost $5,797,182) (c)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.2%                     14,224
                                                  -------------
               NET ASSETS - 100.0%                $   6,806,800
                                                  =============


(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $5,825,550. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,068,609 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $101,583.

Page 82                 See Notes to Financial Statements

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND

DECEMBER 31, 2012

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Aerospace &
      Defense             $   110,765   $        --   $   110,765       $ --
   Airlines                   319,327            --       319,327         --
   Auto Components             34,321            --        34,321         --
   Beverages                   88,840            --        88,840         --
   Capital Markets            156,424            --       156,424         --
   Chemicals                  182,325        13,970       168,355         --
   Commercial Banks           131,471            --       131,471         --
   Commercial Services
      & Supplies               91,159            --        91,159         --
   Construction &
      Engineering              55,807            --        55,807         --
   Consumer Finance            90,450            --        90,450         --
   Diversified
      Telecommunication
      Services                164,723            --       164,723         --
   Electric Utilities          54,950            --        54,950         --
   Electronic
      Equipment,
      Instruments &
      Components               88,808            --        88,808         --
   Energy Equipment &
      Services                143,251            --       143,251         --
   Food & Staples
      Retailing               461,010            --       461,010         --
   Food Products              162,349            --       162,349         --
   Hotels, Restaurants &
      Leisure                 558,552            --       558,552         --
   Household Durables         221,651            --       221,651         --
   Independent Power
      Producers & Energy
      Traders                 131,208            --       131,208         --
   Insurance                  335,283            --       335,283         --
   Internet Software &
      Services                105,692            --       105,692         --
   Machinery                   48,865        15,653        33,212         --
   Media                      172,928            --       172,928         --
   Metals & Mining            779,037            --       779,037         --
   Multiline Retail           219,944            --       219,944         --
   Oil, Gas &
      Consumable Fuels        267,076            --       267,076         --
   Paper & Forest
      Products                 99,816            --        99,816         --
   Pharmaceuticals            219,358            --       219,358         --
   Professional Services      156,149            --       156,149         --
   Real Estate Investment
      Trusts (REITs)          346,257            --       346,257         --
   Real Estate
      Management &
      Development              62,196            --        62,196         --
   Specialty Retail           250,085            --       250,085         --
   Trading Companies &
      Distributors            436,355            --       436,355         --
   Wireless
      Telecommunication
      Services                 46,144            --        46,144         --
                          ------------------------------------------------------
      Total Common
         Stocks             6,792,576        29,623     6,762,953         --
                          ------------------------------------------------------
   TOTAL INVESTMENTS      $ 6,792,576   $    29,623   $ 6,762,953       $ --
                          ======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


    COUNTRY ALLOCATION*                         % OF NET ASSETS
    -----------------------------------------------------------
    United Kingdom                                   93.0%
    Bermuda                                           2.1
    Jersey                                            1.9
    Spain                                             1.8
    Guernsey                                          1.0
    Net Other Assets and Liabilities                  0.2
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

* Portfolio securities are categorized based on their country of incorporation.

                        See Notes to Financial Statements                Page 83

FIRST TRUST TAIWAN ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - 100.2%
               AUTO COMPONENTS - 3.7%
        21,042 Cheng Shin Rubber Industry Co.,
                 Ltd. (a)                         $      55,107
                                                  -------------

               AUTOMOBILES - 4.4%
         6,605 Yulon Motor Co., Ltd. (a)                 12,561
         6,733 Yulon Nissan Motor Co., Ltd. (a)          52,318
                                                  -------------
                                                         64,879
                                                  -------------

               CAPITAL MARKETS - 1.8%
        51,084 Yuanta Financial Holding Co.,
                 Ltd. (a)                                26,496
                                                  -------------

               COMMERCIAL BANKS - 3.6%
        31,877 SinoPac Financial Holdings Co.,
                 Ltd. (a)                                13,759
        99,232 Taishin Financial Holding Co.,
                 Ltd. (a)                                39,662
                                                  -------------
                                                         53,421
                                                  -------------

               COMMUNICATIONS EQUIPMENT - 3.2%
         4,443 HTC Corp. (a)                             46,409
                                                  -------------

               COMPUTERS & PERIPHERALS - 23.4%
         6,374 ASUSTeK Computer, Inc. (a)                72,182
         5,231 Catcher Technology Co., Ltd. (a)          26,271
        37,962 Compal Electronics, Inc. (a)              25,713
        46,625 LiteOn Technology Corp. (a)               62,229
        35,588 Pegatron Corp. (a) (b)                    46,343
        17,435 Quanta Computer, Inc. (a)                 41,265
         3,742 Simplo Technology Co., Ltd. (a)           19,020
        49,780 Wistron Corp. (a)                         52,114
                                                  -------------
                                                        345,137
                                                  -------------

               CONSTRUCTION MATERIALS - 4.3%
        28,556 Asia Cement Corp. (a)                     36,865
        19,581 Taiwan Cement Corp. (a)                   26,385
                                                  -------------
                                                         63,250
                                                  -------------

               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 0.8%
         3,682 Chunghwa Telecom Co., Ltd. (a)            11,994
                                                  -------------

               ELECTRONIC EQUIPMENT, INSTRUMENTS &
                 COMPONENTS - 18.1%
        86,163 AU Optronics Corp. (a) (b)                39,100
       112,971 Chimei Innolux Corp. (a) (b)              61,090
         3,808 Delta Electronics, Inc. (a)               14,034
       127,752 Foxconn International Holdings
                 Ltd. (a) (b)                            62,831
        12,775 Hon Hai Precision Industry Co.,
                 Ltd. (a)                                39,543
         9,534 Synnex Technology International
                 Corp. (a)                               17,652
         1,851 TPK Holding Co., Ltd. (a)                 33,145
                                                  -------------
                                                        267,395
                                                  -------------

               FOOD PRODUCTS - 4.9%
        38,899 Uni-President Enterprises Corp. (a)       71,660
                                                  -------------


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES - 1.8%
        22,633 Far Eastern New Century
                 Corp. (a)                        $      25,987
                                                  -------------

               INSURANCE - 2.3%
        12,823 China Life Insurance Co., Ltd. (a)        11,653
        80,674 Shin Kong Financial Holding Co.,
                 Ltd. (a) (b)                            22,888
                                                  -------------
                                                         34,541
                                                  -------------

               MACHINERY - 0.6%
         1,204 Hiwin Technologies Corp. (a)               8,899
                                                  -------------

               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 16.1%
        64,540 Advanced Semiconductor
                 Engineering, Inc. (a)                   56,190
         5,218 MStar Semiconductor, Inc. (a)             39,452
        11,882 Radiant Opto-Electronics Corp. (a)        49,340
        22,185 Siliconware Precision Industries
                 Co. (a)                                 23,899
         4,257 Taiwan Semiconductor
                 Manufacturing Co., Ltd. (a)             14,239
       134,143 United Microelectronics Corp. (a)         54,218
                                                  -------------
                                                        237,338
                                                  -------------

               SPECIALTY RETAIL - 1.0%
         1,793 Hotai Motor Co., Ltd. (a)                 14,491
                                                  -------------

               TEXTILES, APPAREL & LUXURY GOODS -
                 3.9%
        54,395 Pou Chen Corp. (a)                        57,302
                                                  -------------

               WIRELESS TELECOMMUNICATION
                 SERVICES - 6.3%
        21,396 Far EasTone Telecommunications
                 Co., Ltd. (a)                           54,632
        10,541 Taiwan Mobile Co., Ltd. (a)               38,955
                                                  -------------
                                                         93,587
                                                  -------------
               TOTAL INVESTMENTS - 100.2%             1,477,893
               (Cost $1,456,168) (c)
               NET OTHER ASSETS AND
                  LIABILITIES - (0.2%)                   (2,662)
                                                  -------------
               NET ASSETS - 100.0%                $   1,475,231
                                                  =============

(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $1,458,907. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $144,281 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $125,295.

Page 84                 See Notes to Financial Statements

FIRST TRUST TAIWAN ALPHADEX(R) FUND

DECEMBER 31, 2012

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*            $ 1,477,893     $  --       $ 1,477,893       $  --
                          ======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


    COUNTRY ALLOCATION**                        % OF NET ASSETS
    -----------------------------------------------------------
    Taiwan                                           91.0%
    Cayman Islands                                    9.2
    Net Other Assets and Liabilities                 (0.2)
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

*   See Portfolio of Investments for industry breakout.
** Portfolio securities are categorized based on their country of incorporation.

                        See Notes to Financial Statements                Page 85

FIRST TRUST HONG KONG ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - 99.9%
               AIRLINES - 0.8%
         7,230 Cathay Pacific Airways Ltd. (a)    $     13,448
                                                  -------------

               AUTOMOBILES - 0.9%
        32,501 Geely Automobile Holdings
                 Ltd. (a)                                15,706
                                                  -------------

               COMMERCIAL BANKS - 2.1%
        11,500 BOC Hong Kong Holdings Ltd. (a)           36,101
                                                  -------------

               COMMUNICATIONS EQUIPMENT - 0.6%
           950 VTech Holdings Ltd. (a)                   10,722
                                                  -------------

               CONSTRUCTION MATERIALS - 0.8%
        19,927 China Resources Cement
                 Holdings Ltd. (a)                       13,390
                                                  -------------

               DIVERSIFIED FINANCIAL SERVICES -
                 1.4%
        22,462 First Pacific Co., Ltd. (a)               24,893
                                                  -------------

               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 4.2%
       125,003 Hutchison Telecommunications
                 Hong Kong Holdings Ltd. (a)             57,835
        31,501 PCCW Ltd. (a)                             13,964
                                                  -------------
                                                         71,799
                                                  -------------

               ELECTRIC UTILITIES - 1.4%
         2,784 CLP Holdings Ltd. (a)                     23,445
                                                  -------------

               FOOD & STAPLES RETAILING - 2.8%
         4,500 Dairy Farm International Holdings
                 Ltd.                                    49,050
                                                  -------------

               GAS UTILITIES - 6.8%
        93,002 China Gas Holdings Ltd. (a)               74,238
         9,810 ENN Energy Holdings Ltd. (a)              42,923
                                                  -------------
                                                        117,161
                                                  -------------

               HOTELS, RESTAURANTS & LEISURE -
                 6.3%
        18,768 Galaxy Entertainment Group
                 Ltd. (a) (b)                            75,132
         2,010 Melco Crown Entertainment Ltd.,
                 ADR (b)                                 33,848
                                                  -------------
                                                        108,980
                                                  -------------

               HOUSEHOLD DURABLES - 3.1%
        27,751 Techtronic Industries Co. (a)             53,187
                                                  -------------

               INDUSTRIAL CONGLOMERATES - 14.1%
        20,344 Hopewell Holdings Ltd. (a)                88,208
         4,107 Hutchison Whampoa Ltd. (a)                43,522
           800 Jardine Matheson Holdings Ltd. (a)        49,917
         1,000 Jardine Strategic Holdings Ltd. (a)       35,778
        15,911 NWS Holdings Ltd. (a)                     27,043
                                                  -------------
                                                        244,468
                                                  -------------

               MEDIA - 1.4%
         3,300 Television Broadcasts Ltd. (a)            24,833
                                                  -------------



SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               METALS & MINING - 0.8%
        22,395 Fosun International Ltd. (a)       $      14,381
                                                  -------------

               PERSONAL PRODUCTS - 0.7%
         1,251 Hengan International Group Co.,
                 Ltd. (a)                                11,401
                                                  -------------

               REAL ESTATE INVESTMENT TRUSTS
                 (REITS) - 5.5%
       140,003 Champion Real Estate Investment
                 Trust (a)                               67,336
         5,607 Link REIT (a)                             28,117
                                                  -------------
                                                         95,453
                                                  -------------

               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 40.8%
         3,670 Cheung Kong Holdings Ltd. (a)             57,103
         6,393 Henderson Land Development
                 Co., Ltd. (a)                           45,769
        10,000 Hongkong Land Holdings Ltd. (a)           70,629
        15,299 Hysan Development Co., Ltd. (a)           74,496
       143,003 New World China Land Ltd. (a)             69,752
        20,129 New World Development Co.,
                 Ltd. (a)                                31,921
       143,003 Shui On Land Ltd. (a)                     70,253
        15,331 Sino Land Co., Ltd. (a)                   27,912
         4,113 Sun Hung Kai Properties Ltd. (a)          62,589
         3,916 Swire Pacific Ltd. (a)                    48,985
         8,577 Wharf Holdings Ltd. (a)                   68,413
        15,126 Wheelock & Co., Ltd. (a)                  76,961
                                                  -------------
                                                        704,783
                                                  -------------

               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 0.6%
        53,638 GCL-Poly Energy Holdings
                 Ltd. (a)                                11,104
                                                  -------------

               TEXTILES, APPAREL & LUXURY GOODS -
                 2.2%
        14,000 Stella International Holdings
                 Ltd. (a)                                38,139
                                                  -------------

               WIRELESS TELECOMMUNICATION
                 SERVICES - 2.6%
        24,000 SmarTone Telecommunications
                 Holdings Ltd. (a)                       44,001
                                                  -------------
               TOTAL INVESTMENTS - 99.9%              1,726,445
               (Cost $1,441,966) (c)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.1%                      1,942
                                                  -------------
               NET ASSETS - 100.0%                $   1,728,387
                                                  =============

Page 86                 See Notes to Financial Statements

FIRST TRUST HONG KONG ALPHADEX(R) FUND

DECEMBER 31, 2012

(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $1,451,927. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $296,540 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $22,022.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Airlines               $    13,448   $        --   $    13,448       $ --
   Automobiles                 15,706            --        15,706         --
   Commercial Banks            36,101            --        36,101         --
   Communications
      Equipment                10,722            --        10,722         --
   Construction Materials      13,390            --        13,390         --
   Diversified Financial
      Services                 24,893            --        24,893         --
   Diversified
      Telecommunication
      Services                 71,799            --        71,799         --
   Electric Utilities          23,445            --        23,445         --
   Food & Staples
      Retailing                49,050        49,050            --         --
   Gas Utilities              117,161            --       117,161         --
   Hotels, Restaurants &
      Leisure                 108,980        33,848        75,132         --
   Household Durables          53,187            --        53,187         --
   Industrial
      Conglomerates           244,468            --       244,468         --
   Media                       24,833            --        24,833         --
   Metals & Mining             14,381            --        14,381         --
   Personal Products           11,401            --        11,401         --
   Real Estate Investment
      Trusts (REITs)           95,453            --        95,453         --
   Real Estate
      Management &
      Development             704,783            --       704,783         --
   Semiconductors &
      Semiconductor
      Equipment                11,104            --        11,104         --
   Textiles, Apparel &
      Luxury Goods             38,139            --        38,139         --
   Wireless
      Telecommunication
      Services                 44,001            --        44,001         --
                          ------------------------------------------------------
   TOTAL INVESTMENTS      $ 1,726,445   $    82,898   $ 1,643,547       $ --
                          ======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


    COUNTRY ALLOCATION*                         % OF NET ASSETS
    -----------------------------------------------------------
    Hong Kong                                        56.5%
    Bermuda                                          22.3
    Cayman Islands                                   21.1
    Net Other Assets and Liabilities                  0.1
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

* Portfolio securities are categorized based on their country of incorporation.

                        See Notes to Financial Statements                Page 87

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS - 99.7%
               BIOTECHNOLOGY - 1.6%
         1,677 Actelion Ltd. (a)                  $      80,246
                                                  -------------

               CAPITAL MARKETS - 2.9%
         1,904 Credit Suisse Group AG (a)                46,470
         5,904 UBS AG (a)                                92,391
                                                  -------------
                                                        138,861
                                                  -------------

               CHEMICALS - 12.4%
        13,993 Clariant AG (a)                          190,861
           566 EMS-Chemie Holding AG (a)                133,437
            70 Givaudan S.A. (a)                         73,975
            18 Sika AG (a)                               41,633
           404 Syngenta AG (a)                          163,210
                                                  -------------
                                                        603,116
                                                  -------------

               COMMERCIAL BANKS - 3.7%
           195 Banque Cantonale Vaudoise (a)            103,851
            99 Luzerner Kantonalbank AG                  36,260
            97 St Galler Kantonalbank AG (a)             39,740
                                                  -------------
                                                        179,851
                                                  -------------

               COMPUTERS & PERIPHERALS - 2.5%
        15,959 Logitech International S.A. (a)          122,517
                                                  -------------

               CONSTRUCTION MATERIALS - 1.9%
         1,246 Holcim Ltd. (a)                           91,774
                                                  -------------

               DIVERSIFIED FINANCIAL SERVICES -
                 3.3%
         2,318 Pargesa Holding S.A. (a)                 159,755
                                                  -------------

               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 2.3%
           257 Swisscom AG (a)                          111,362
                                                  -------------

               ELECTRICAL EQUIPMENT - 2.7%
         6,334 ABB Ltd. (a)                             131,352
                                                  -------------

               FOOD PRODUCTS - 8.2%
         3,463 Aryzta AG (a)                            178,190
            76 Barry Callebaut AG (a)                    73,525
            33 Lindt & Spruengli AG (a)                 107,617
           577 Nestle S.A. (a)                           37,646
                                                  -------------
                                                        396,978
                                                  -------------

               INSURANCE - 16.2%
           522 Baloise Holding AG (a)                    45,087
           456 Helvetia Holding AG (a)                  173,928
         1,832 Swiss Life Holding AG (a)                244,528
         2,739 Swiss Re AG (a)                          198,574
           458 Zurich Insurance Group AG (a)            122,725
                                                  -------------
                                                        784,842
                                                  -------------



SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               LIFE SCIENCES TOOLS & SERVICES -
                 4.6%
         4,142 Lonza Group AG (a)                 $     224,439
                                                  -------------

               MACHINERY - 6.7%
        16,622 OC Oerlikon Corp. AG (a)                 189,297
           874 Sulzer AG (a)                            138,327
                                                  -------------
                                                        327,624
                                                  -------------

               PHARMACEUTICALS - 5.7%
           271 Galenica AG (a)                          157,507
         1,233 Novartis AG (a)                           77,893
           199 Roche Holding AG (a)                      40,234
                                                  -------------
                                                        275,634
                                                  -------------

               PROFESSIONAL SERVICES - 5.9%
         2,330 Adecco S.A. (a)                          123,393
            74 SGS S.A. (a)                             164,358
                                                  -------------
                                                        287,751
                                                  -------------

               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 7.4%
           236 Allreal Holding AG                        36,407
         1,950 PSP Swiss Property AG (a)                184,566
         1,670 Swiss Prime Site AG                      139,402
                                                  -------------
                                                        360,375
                                                  -------------

               SPECIALTY RETAIL - 3.1%
         1,140 Dufry AG (a) (b)                         150,744
                                                  -------------

               TEXTILES, APPAREL & LUXURY GOODS -
                 3.9%
         1,258 Cie Financiere Richemont S.A. (a)         98,748
           175 Swatch Group AG (a)                       88,743
                                                  -------------
                                                        187,491
                                                  -------------

               TRANSPORTATION INFRASTRUCTURE -
                 4.7%
           490 Flughafen Zuerich AG (a)                 226,888

               TOTAL INVESTMENTS - 99.7%              4,841,600
               (Cost $4,271,678) (c)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.3%                     15,206
                                                  -------------
               NET ASSETS - 100.0%                $   4,856,806
                                                  =============


(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $4,312,837. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $588,634 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $59,871.

Page 88                 See Notes to Financial Statements

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND

DECEMBER 31, 2012

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Biotechnology          $    80,246   $        --   $    80,246       $ --
   Capital Markets            138,861            --       138,861         --
   Chemicals                  603,116            --       603,116         --
   Commercial Banks           179,851        36,260       143,591         --
   Computers &
      Peripherals             122,517            --       122,517         --
   Construction Materials      91,774            --        91,774         --
   Diversified Financial
      Services                159,755            --       159,755         --
   Diversified
      Telecommunication
      Services                111,362            --       111,362         --
   Electrical Equipment       131,352            --       131,352         --
   Food Products              396,978            --       396,978         --
   Insurance                  784,842            --       784,842         --
   Life Sciences Tools &
      Services                224,439            --       224,439         --
   Machinery                  327,624            --       327,624         --
   Pharmaceuticals            275,634            --       275,634         --
   Professional Services      287,751            --       287,751         --
   Real Estate
      Management &
      Development             360,375       175,809       184,566         --
   Specialty Retail           150,744            --       150,744         --
   Textiles, Apparel &
      Luxury Goods            187,491            --       187,491         --
   Transportation
      Infrastructure          226,888            --       226,888         --
                          ------------------------------------------------------
   TOTAL INVESTMENTS      $ 4,841,600   $   212,069   $ 4,629,531       $ --
                          ======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


    COUNTRY ALLOCATION*                         % OF NET ASSETS
    -----------------------------------------------------------
    Switzerland                                      99.7%
    Net Other Assets and Liabilities                  0.3
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

* Portfolio securities are categorized based on their country of incorporation.

                        See Notes to Financial Statements                Page 89

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - 99.8%
               AUSTRALIA - 7.2%
         1,010 Ainsworth Game Technology
                 Ltd. (b) (c)                     $       2,957
         1,811 Amcom Telecommunications
                 Ltd. (b)                                 2,827
         4,187 Arrium Ltd. (b)                            4,081
         1,180 Ausdrill Ltd. (b)                          3,524
         1,883 Automotive Holdings Group
                 Ltd. (b)                                 6,510
         1,804 Beach Energy Ltd. (b)                      2,831
         3,468 Boart Longyear Ltd. (b)                    6,929
           606 Breville Group Ltd. (b)                    4,209
           295 carsales.com Ltd. (b)                      2,270
           396 Charter Hall Group (b)                     1,356
         1,463 CSR Ltd. (b)                               2,999
           318 Downer EDI Ltd. (b) (c)                    1,363
         1,619 Drillsearch Energy Ltd. (b) (c)            2,607
           346 DuluxGroup Ltd. (b)                        1,372
         7,814 Emeco Holdings Ltd. (b)                    5,063
        21,524 Grange Resources Ltd. (b)                  8,048
         1,240 iiNET Ltd. (b)                             5,925
           298 Mineral Resources Ltd. (b)                 3,066
         7,605 Mount Gibson Iron Ltd. (b)                 6,733
           654 Myer Holdings Ltd. (b)                     1,480
           557 NRW Holdings Ltd. (b)                      1,114
           375 Nufarm Ltd. (b)                            2,287
           185 Reject Shop (The) Ltd. (b)                 2,897
         2,010 Sedgman Ltd. (b)                           2,613
         5,026 Seven West Media Ltd. (b)                  8,622
           360 Sirtex Medical Ltd. (b)                    4,930
         2,259 Southern Cross Media Group
                 Ltd. (b)                                 2,497
         2,113 St. Barbara Ltd. (b) (c)                   3,222
           624 Thorn Group Ltd. (b)                       1,319
         1,028 TPG Telecom Ltd. (b)                       2,792
           230 Troy Resources Ltd. (b)                      874

                                                        109,317


               AUSTRIA - 0.9%
            87 AMAG Austria Metall AG (d)                 2,660
            48 AMS AG (b)                                 5,169
            89 RHI AG (b)                                 2,931
            23 Schoeller-Bleckmann Oilfield
                 Equipment AG (b)                         2,410

                                                         13,170


               BELGIUM - 1.2%
            18 Barco NV (b)                               1,303
           590 Econocom Group (b)                         4,628
            57 Galapagos NV (b) (c)                       1,199
            12 Kinepolis Group NV (b)                     1,300
           124 NV Bekaert S.A. (b)                        3,611
           119 ThromboGenics NV (b) (c)                   6,624

                                                         18,665


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               BERMUDA - 1.8%
         4,000 Biosensors International Group
                 Ltd. (b) (c)                     $       3,993
       140,003 CSI Properties Ltd. (b)                    5,744
        23,906 Emperor International Holdings (b)         6,683
         3,337 Golden Ocean Group Ltd. (b) (c)            2,378
        12,500 K Wah International Holdings
                 Ltd. (b)                                 6,114
         2,200 Man Wah Holdings Ltd. (b)                  1,857
                                                  -------------
                                                         26,769
                                                  -------------

               CANADA - 8.7%
           344 Argonaut Gold, Inc. (c)                    3,275
            72 Artis Real Estate Investment Trust         1,132
           366 AutoCanada, Inc.                           5,648
           148 Calfrac Well Services Ltd.                 3,727
           703 CanElson Drilling, Inc.                    3,449
           136 Canexus Corp.                              1,159
           166 Celestica, Inc. (c)                        1,347
           119 Cervus Equipment Corp.                     2,242
            71 Chemtrade Logistics Income Fund            1,165
            32 Cogeco Cable, Inc.                         1,224
           831 DeeThree Exploration Ltd. (c)              5,439
           137 Dorel Industries, Inc., Class B            4,951
           188 Enerflex Ltd.                              2,264
         1,922 Essential Energy Services Ltd.             4,058
           353 Heroux-Devtek, Inc.                        3,144
            43 HNZ Group, Inc.                              934
           586 Horizon North Logistics, Inc.              4,047
         2,395 Ithaca Energy, Inc. (c)                    4,792
            55 Linamar Corp.                              1,283
            37 Mainstreet Equity Corp. (c)                1,239
           117 Major Drilling Group International         1,153
           284 MFC Industrial Ltd.                        2,428
           196 Morguard Real Estate Investment
                 Trust                                    3,602
           760 Nevsun Resources Ltd.                      3,247
           269 Norbord, Inc. (c)                          8,164
           967 Parex Resources, Inc. (c)                  5,639
           352 Parkland Fuel Corp.                        6,699
            85 Petrobank Energy & Resources
                 Ltd. (c)                                 1,060
           733 Petrominerales Ltd.                        6,337
           183 Premier Gold Mines Ltd. (c)                  773
         1,136 Primero Mining Corp. (c)                   7,309
            43 Russel Metals, Inc.                        1,194
           148 Savanna Energy Services Corp.              1,068
           576 Secure Energy Services, Inc. (c)           5,744
           703 Sherritt International Corp.               4,064
            35 Stantec, Inc.                              1,399
           257 Superior Plus Corp.                        2,646
            74 Total Energy Services, Inc.                1,115
           134 TransForce, Inc.                           2,676
           183 Trican Well Service Ltd.                   2,414

Page 90                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               CANADA - (CONTINUED)
           511 Trinidad Drilling Ltd.             $       3,534
           819 Twin Butte Energy Ltd.                     2,124
           292 Western Energy Services Corp.              2,078
                                                  -------------
                                                        132,986
                                                  -------------

               CAYMAN ISLANDS - 1.2%
        19,000 Dorsett Hospitality International
                 Ltd. (b)                                 4,664
           325 Kolao Holdings (b)                         5,611
         4,354 Polarcus Ltd. (b) (c)                      5,319
        15,000 SUNeVision Holdings Ltd. (b)               3,084
                                                  -------------
                                                         18,678
                                                  -------------

               CYPRUS - 0.3%
         2,813 Songa Offshore SE (b) (c)                  3,809
                                                  -------------

               DENMARK - 0.2%
         1,403 Alm Brand A/S (b) (c)                      3,475
                                                  -------------

               FINLAND - 0.5%
           228 Cramo OYJ (b)                              2,398
            75 Huhtamaki OYJ (b)                          1,217
           123 Konecranes OYJ (b)                         4,198
                                                  -------------
                                                          7,813
                                                  -------------

               FRANCE - 1.4%
            83 Akka Technologies S.A.                     2,629
           181 Altran Technologies S.A. (b) (c)           1,396
           374 Derichebourg S.A. (b)                      1,580
           174 Euro Disney SCA (b) (c)                    1,191
            72 Faurecia (b)                               1,131
           255 Groupe Steria SCA (b)                      4,813
            41 Mersen (b)                                 1,146
            41 Rubis SCA (b)                              2,810
           446 UBISOFT Entertainment (b) (c)              4,697
                                                  -------------
                                                         21,393
                                                  -------------

               GERMANY - 2.6%
           186 ADVA Optical Networking
                 SE (b) (c)                                 982
           927 Balda AG (b)                               4,134
            30 BayWa AG (b)                               1,296
           527 Deutz AG (b) (c)                           2,480
            71 Duerr AG (b)                               6,362
            36 Jungheinrich AG (b)                        1,404
           206 KUKA AG (b) (c)                            7,567
            64 Leoni AG (b)                               2,435
            88 NORMA Group AG (b)                         2,441
            26 Rheinmetall AG (b)                         1,263
           102 SMA Solar Technology AG (b)                2,584
           112 TAG Immobilien AG                          1,404
           223 Tom Tailor Holding AG (b)                  4,757
                                                  -------------
                                                         39,109
                                                  -------------


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               GIBRALTAR - 0.5%
         3,993 888 Holdings PLC (b)               $       7,807
                                                  -------------

               GREECE - 2.9%
         2,222 Alpha Bank AE (b) (c)                      4,311
         2,654 Ellaktor S.A. (b) (c)                      6,772
         2,610 Eurobank Ergasias S.A. (b) (c)             2,231
           951 Hellenic Telecommunications
                 Or (b) (c)                               6,494
         3,493 Intralot SA-Integrated Lottery
                 Systems & Services (b)                   8,902
           153 Motor Oil Hellas Corinth
                 Refineries S.A. (b)                      1,694
           898 Mytilineos Holdings S.A. (b) (c)           5,342
           922 OPAP S.A. (b)                              6,611
           254 Public Power Corp. S.A. (b) (c)            1,999
                                                  -------------
                                                         44,356
                                                  -------------

               HONG KONG - 2.5%
           340 China Ocean Resources Co.,
                 Ltd. (b) (c)                               788
         2,201 Kowloon Development Co.,
                 Ltd. (b)                                 2,663
       257,005 Lai Sun Development (b) (c)               10,076
        21,000 Prosperity REIT (b)                        6,401
        12,000 Shun Tak Holdings Ltd. (b) (c)             6,584
        15,000 Sunlight Real Estate Investment
                 Trust (b)                                6,451
        12,263 Yuexiu Real Estate Investment
                 Trust (b)                                5,864
                                                  -------------
                                                         38,827
                                                  -------------

               IRELAND - 0.2%
           272 Grafton Group PLC (b)                      1,399
           116 Kingspan Group PLC (b)                     1,274
                                                  -------------
                                                          2,673
                                                  -------------

               ISRAEL - 0.4%
           141 Babylon Ltd. (b)                             820
             7 Delek Group Ltd. (b)                       1,647
           109 Gazit-Globe Ltd. (b)                       1,428
           995 Israel Discount Bank Ltd. (b) (c)          1,653
                                                  -------------
                                                          5,548
                                                  -------------

               ITALY - 1.9%
         1,856 Arnoldo Mondadori Editore
                 S.p.A. (b) (c)                           2,751
           393 Autostrada Torino-Milano
                 S.p.A. (b)                               4,060
         4,100 Cam Finanziaria S.p.A. (b) (c)             2,955
           511 Credito Emiliano S.p.A. (b)                2,787
         4,568 Gruppo Editoriale L'Espresso
                 S.p.A. (b)                               5,347
         1,470 Hera S.p.A. (b)                            2,386
         5,448 Milano Assicurazioni S.p.A. (b) (c)        2,271
         2,080 RCS MediaGroup S.p.A. (c)                  3,446


                        See Notes to Financial Statements                Page 91

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               ITALY - (CONTINUED)
         1,871 Saras S.p.A (b) (c)                $       2,458
                                                  -------------
                                                         28,461
                                                  -------------

               JAPAN - 34.2%
             9 Accordia Golf Co., Ltd.                    8,352
           600 Ai Holdings Corp. (b)                      4,274
         1,000 Aichi Steel Corp. (b)                      4,704
           300 Aisan Industry Co., Ltd. (b)               2,515
           400 Alpine Electronics, Inc. (b)               3,698
           400 Arc Land Sakamoto Co., Ltd. (b)            6,195
           200 Arcs Co., Ltd. (b)                         4,093
           400 Arnest One Corp. (b)                       6,552
           300 Avex Group Holdings, Inc. (b)              6,053
         2,000 Calsonic Kansei Corp. (b)                  8,237
           100 Cawachi Ltd. (b)                           1,990
         1,000 Central Glass Co., Ltd. (b)                3,378
           100 Chiyoda Co., Ltd. (b)                      2,503
           500 Chori Co., Ltd. (b)                        5,393
           800 CKD Corp. (b)                              5,052
           100 Cosmos Pharmaceutical Corp. (b)            9,938
         1,000 Daido Metal Co., Ltd. (b)                  8,735
           200 Daikoku Denki Co., Ltd. (b)                4,181
         1,000 Daikyo, Inc. (b)                           2,736
           500 DCM Holdings Co., Ltd. (b)                 3,288
           100 Endo Lighting Corp. (b)                    2,992
           100 Enplas Corp. (b)                           4,487
           200 Exedy Corp. (b)                            4,436
           300 FCC Co., Ltd. (b)                          6,231
           400 Fields Corp. (b)                           5,459
           800 Fuji Machine Manufacturing Co.,
                 Ltd. (b)                                 7,552
         1,000 Fujibo Holdings, Inc. (b)                  3,560
           300 G-Tekt Corp. (b)                           6,406
             4 Geo Holdings Corp. (b)                     4,185
           900 GMO internet, Inc. (b)                     5,846
         2,000 Godo Steel Ltd. (b)                        3,997
           100 HAJIME CONSTRUCTION Co.,
                 Ltd. (b)                                 3,718
           200 Heiwa Corp. (b)                            3,259
           300 Heiwa Real Estate Co., Ltd. (b)            4,106
         1,000 Hokuetsu Kishu Paper Co., Ltd. (b)         5,804
            11 Ichigo Real Estate Investment
                 Corp. (b)                                5,975
           700 Inabata & Co., Ltd. (b)                    4,720
         5,000 Ishihara Sangyo Kaisha Ltd. (b) (c)        3,965
         1,000 Itoki Corp. (b)                            4,933
           200 Izumi Co., Ltd. (b)                        4,240
           500 J Trust Co., Ltd. (b)                      8,579
         1,050 Japan Bridge Corp. (b) (c)                 4,785
           200 K's Holdings Corp. (b)                     5,091
         1,000 Kamei Corp. (b)                            9,042
           200 Keihin Corp. (b)                           2,869


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               JAPAN - (CONTINUED)
           500 Kohnan Shoji Co., Ltd. (b)         $       6,114
           600 Konaka Co., Ltd. (b)                       4,088
         1,000 Kumiai Chemical Industry Co.,
                 Ltd. (b)                                 5,598
         1,000 Kurimoto Ltd. (b)                          3,556
           100 Kusuri No Aoki Co., Ltd. (b)               5,403
         1,000 KYB Co., Ltd. (b)                          4,074
           100 Mars Engineering Corp. (b)                 2,003
           200 Misawa Homes Co., Ltd. (b)                 2,946
         3,000 Mitsubishi Paper Mills Ltd. (b) (c)        3,000
         3,000 Mitsubishi Steel Manufacturing
                 Co., Ltd. (b)                            6,023
         4,000 Mitsui Engineering &
                 Shipbuilding Co., Ltd. (b)               6,171
           500 Mitsui High-Tec, Inc. (b) (c)              3,570
           200 MonotaRO Co., Ltd. (b)                     6,444
           600 Mori Seiki Co., Ltd. (b)                   5,254
           400 Moshi Moshi Hotline, Inc. (b)              5,094
         2,000 Nippon Denko Co., Ltd. (b)                 6,002
         1,000 Nippon Soda Co., Ltd. (b)                  4,604
         1,000 Nissan Tokyo Sales Holdings Co.,
                 Ltd. (b) (c)                             3,751
           200 Nitta Corp. (b)                            3,208
           100 Okinawa Electric Power (The)
                 Co., Inc. (b)                            3,118
           100 Pal Co., Ltd.                              4,502
         1,000 Press Kogyo Co., Ltd. (b)                  4,555
         2,000 Rhythm Watch Co., Ltd. (b)                 3,626
         2,000 Riken Corp. (b)                            7,426
         2,000 Ryobi Ltd. (b)                             5,427
         1,000 Sanyo Chemical Industries Ltd. (b)         5,937
         2,000 Sanyo Special Steel Co., Ltd. (b)          7,174
         1,000 Seino Holdings Co., Ltd. (b)               6,344
         1,000 Shinmaywa Industries Ltd. (b)              6,777
           100 Ship Healthcare Holdings, Inc. (b)         2,658
         1,000 Skymark Airlines, Inc. (b) (c)             5,715
           502 Softbank Corp. (b)                        18,394
             1 Sosei Group Corp. (b) (c)                  2,419
           300 Tachi-S Co., Ltd. (b)                      5,145
             5 Tact Home Co., Ltd. (b)                    6,239
           500 Taiho Kogyo Co., Ltd. (b)                  5,410
           600 Takara Leben Co., Ltd. (b)                 6,529
         2,000 Toagosei Co., Ltd. (b)                     7,851
           100 Toho Holdings Co., Ltd. (b)                1,752
         2,000 Tokai Carbon Co., Ltd. (b)                 8,416
           300 Tokai Rika Co., Ltd. (b)                   4,177
           500 Tokai Rubber Industries Ltd. (b)           5,043
         2,000 Tokuyama Corp. (b)                         4,410
           400 Tokyo Derica Co., Ltd. (b)                 4,623
           300 Tokyo Seimitsu Co., Ltd. (b)               4,917
         2,000 Topy Industries Ltd. (b)                   4,760
           300 Toridoll Corp. (b)                         3,192
         1,000 Toshiba Machine Co., Ltd. (b)              4,961
           100 Toyo Tanso Co., Ltd. (b)                   2,053


Page 92                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               JAPAN - (CONTINUED)
         1,000 Toyo Tire & Rubber Co., Ltd. (b)   $       2,988
           300 TPR Co., Ltd. (b)                          4,098
           300 Tsukui Corp. (b)                           5,632
           300 Unipres Corp. (b)                          6,604
           300 Universal Entertainment Corp. (b)          5,171
           600 UNY Co., Ltd. (b)                          4,446
           400 Yellow Hat Ltd. (b)                        6,051
           400 Yorozu Corp. (b)                           5,910
           200 Zenrin Co., Ltd. (b)                       2,598
                                                  -------------
                                                        522,055
                                                  -------------

               JERSEY - 0.1%
           306 Cape PLC                                   1,054
                                                  -------------

               MARSHALL ISLANDS - 0.9%
           391 Aegean Marine Petroleum
                 Network, Inc.                            2,065
           918 Diana Shipping, Inc. (c)                   6,701
           989 Navios Maritime Holdings, Inc.             3,333
           614 Safe Bulkers, Inc.                         2,063
                                                  -------------
                                                         14,162
                                                  -------------

               NETHERLANDS - 1.2%
            27 Brunel International NV (b)                1,317
           157 InterXion Holding NV (c)                   3,730
           103 Koninklijke Ten Cate NV (b)                2,716
            72 Mediq NV (b)                               1,222
         1,702 PostNL NV (b) (c)                          6,640
         1,590 SNS REAAL NV (b) (c)                       2,192
                                                  -------------
                                                         17,817
                                                  -------------

               NEW ZEALAND - 0.1%
           349 Ryman Healthcare Ltd. (b)                  1,317
                                                  -------------

               NORWAY - 0.8%
         5,855 Dolphin Group AS (b) (c)                   7,360
            63 Norwegian Air Shuttle AS (b) (c)           1,647
           344 Wilh Wilhelmsen ASA (b)                    3,102
                                                  -------------
                                                         12,109
                                                  -------------

               PORTUGAL - 0.3%
         2,427 Banco BPI SA (b) (c)                       3,031
         1,780 Sonae (b)                                  1,617
                                                  -------------
                                                          4,648
                                                  -------------

               SINGAPORE - 3.3%
         2,000 Ascott Residence Trust (b)                 2,234
         2,000 Ezra Holdings Ltd. (b) (c)                 1,896
        16,000 Fragrance Group Ltd. (b)                   3,425
         6,000 Hi-P International Ltd. (b)                3,841
         4,000 Ho Bee Investment Ltd. (b)                 6,312
         1,000 Hotel Properties Ltd. (b)                  2,483



SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               SINGAPORE - (CONTINUED)
         7,000 Metro Holdings Ltd. (b)            $       4,750
         1,000 Orchard Parade Holdings Ltd. (b)           1,821
         5,000 Tat Hong Holdings Ltd. (b)                 5,594
         3,000 United Engineers Ltd. (b)                  8,333
         3,000 Wing Tai Holdings Ltd. (b)                 4,610
         9,000 Yoma Strategic Holdings Ltd. (b)           5,313
                                                  -------------
                                                         50,612
                                                  -------------

               SOUTH KOREA - 18.6%
            80 Able C&C Co., Ltd. (b)                     5,940
           154 AtlasBX Co., Ltd. (b)                      4,791
            38 Binggrae Co., Ltd.                         3,975
            80 Capro Corp. (b)                              948
           190 Chong Kun Dang Pharm Corp. (b)             6,582
            80 Com2uSCorp. (b) (c)                        3,636
           160 Cosmax, Inc. (b)                           6,496
            64 CTC BIO, Inc. (b) (c)                      1,306
           250 Daeduck Electronics Co. (b)                2,516
           190 Daeduck GDS Co., Ltd. (b)                  3,152
           280 Daesang Corp. (b)                          6,875
           300 Daishin Securities Co., Ltd. (b)           2,816
           300 Daou Technology, Inc. (b)                  4,469
            13 Dong-A Pharmaceutical Co., Ltd.            1,324
            13 Dongwon Industries Co., Ltd. (b)           3,470
           520 Doosan Engine Co., Ltd. (b) (c)            4,216
            25 Gamevil, Inc. (b) (c)                      2,350
            67 Genic Co., Ltd. (b) (c)                    2,364
            80 Global & Yuasa Battery Co.,
                 Ltd. (b) (c)                             3,523
           470 GS Global Corp. (b)                        5,259
            60 GS Home Shopping, Inc. (b)                 8,633
           264 Haansoft, Inc. (b)                         5,208
            65 Hana Tour Service, Inc. (b)                3,726
           100 Handsome Co., Ltd. (b)                     2,759
           410 Hanil E-Wha Co., Ltd. (b)                  2,813
            74 Hanmi Pharm Co., Ltd. (b) (c)              8,315
           450 Hansae Co., Ltd. (b)                       6,985
           520 Hanwha General Insurance Co.,
                 Ltd. (b) (c)                             2,970
           110 Huvis Corp. (b) (c)                        1,072
           140 Hyundai Greenfood Co., Ltd. (b)            2,236
         1,200 Hyundai Hy Communications &
                 Networks Co., Ltd. (b) (c)               4,828
           360 Iljin Display Co., Ltd. (b)                7,469
           230 iMarketKorea, Inc. (b)                     6,127
            40 Interflex Co., Ltd. (b)                    2,024
           778 Interpark Corp. (b) (c)                    5,083
           100 IS Dongseo Co., Ltd. (b)                     946
            86 Kolon Industries, Inc. (b)                 5,155
            56 Kolon Life Science, Inc. (b)               4,327
           330 Korea Circuit Co., Ltd. (b) (c)            6,707
            96 Korea District Heating Corp. (b)           6,648


                        See Notes to Financial Statements                Page 93

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               SOUTH KOREA - (CONTINUED)
            21 Korea Petrochemical Ind Co.,
                 Ltd. (b)                         $       1,044
            33 LG Hausys Ltd. (b)                         2,452
            60 LG Life Sciences Ltd. (b) (c)              2,532
           150 LIG Insurance Co., Ltd. (b)                3,624
             9 Lotte Samkang Co., Ltd. (b)                5,536
           535 Lumens Co., Ltd. (b) (c)                   3,546
           133 Maeil Dairy Industry Co., Ltd. (b)         3,904
            68 Medy-Tox, Inc. (b)                         5,450
            18 MegaStudy Co., Ltd. (b)                    1,328
             5 NongShim Co., Ltd. (b)                     1,268
            90 OCI Materials Co., Ltd. (b)                3,235
           240 Osstem Implant Co., Ltd. (b) (c)           6,438
            27 Ottogi Corp. (b)                           5,524
           388 Partron Co., Ltd. (b)                      7,127
           150 Poongsan Corp. (b)                         4,764
           173 Posco M-Tech Co., Ltd. (b)                 1,950
            76 Pyeong Hwa Automotive Co.,
                 Ltd. (b)                                 1,129
           210 S&T Dynamics Co., Ltd. (b)                 2,350
            40 Samsung Fine Chemicals Co.,
                 Ltd. (b) (c)                             2,294
           100 Samyang Holdings Corp. (b)                 6,633
            70 Seah Besteel Corp. (b)                     1,883
            58 SeAH Steel Corp. (b)                       5,050
           360 Sejong Industrial Co., Ltd. (b)            4,026
            19 Sindoh Co., Ltd.                           1,118
            76 SK Gas Co., Ltd. (b)                       6,232
            80 SL Corp. (b)                               1,067
            44 SM Entertainment Co. (b) (c)               1,877
            31 Soulbrain Co., Ltd. (b)                    1,364
           290 Sung Jin Geotec Co., Ltd. (b) (c)          2,935
           150 Sung Kwang Bend Co., Ltd. (b)              3,463
             7 Taekwang Industrial Co., Ltd. (b)          6,206
            45 TK Corp. (b) (c)                             909
             1 Young Poong Corp. (b)                      1,042
           150 Youngone Corp. (b)                         4,642
                                                  -------------
                                                        283,981
                                                  -------------

               SPAIN - 0.4%
            91 Fomento de Construcciones y
                 Contratas S.A. (b) (c)                   1,133
           564 Gamesa Corp Tecnologica S.A. (b)           1,252
           215 Pescanova S.A. (b)                         3,990
                                                  -------------
                                                          6,375
                                                  -------------

               SWEDEN - 0.5%
            63 AarhusKarlshamn AB (b)                     2,680
            92 Hexpol AB (b)                              4,882
                                                  -------------
                                                          7,562
                                                  -------------

               SWITZERLAND - 0.6%
           147 Implenia AG (b)                            6,433


SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               SWITZERLAND - (CONTINUED)
           105 Kudelski S.A. (b)                  $       1,097
           585 Schmolz + Bickenbach AG (b)                1,844
                                                  -------------
                                                          9,374
                                                  -------------

               UNITED KINGDOM - 4.2%
            80 Bellway PLC (b)                            1,352
         2,036 Cable & Wireless
                 Communications PLC (b)                   1,176
         2,247 Carphone Warehouse Group
                 PLC (b)                                  7,580
           924 CSR PLC (b)                                5,046
         3,714 Dixons Retail PLC (b) (c)                  1,751
           640 EnQuest PLC (b) (c)                        1,262
           403 Galliford Try PLC (b)                      4,918
           595 Hill & Smith Holdings PLC                  3,847
         2,474 Home Retail Group PLC (b)                  5,162
           350 Homeserve PLC (b)                          1,345
           403 Interserve PLC (b)                         2,571
           306 JD Wetherspoon PLC (b)                     2,673
           490 Lavendon Group PLC (b)                     1,103
         2,958 Lookers PLC (b)                            3,658
           226 Micro Focus International PLC (b)          2,158
           918 Northgate PLC (b)                          4,673
         1,384 Pace PLC (b)                               4,224
           539 Petropavlovsk PLC (b)                      3,212
           517 RPC Group PLC (b)                          3,350
           295 RPS Group PLC (b)                          1,020
           277 SVG Capital PLC (b) (c)                    1,304
           114 WH Smith PLC (b)                           1,248
                                                  -------------
                                                         64,633
                                                  -------------

               VIRGIN ISLANDS (BRITISH) - 0.2%
           222 Nam Tai Electronics, Inc.                  3,068
                                                  -------------
               TOTAL INVESTMENTS - 99.8%              1,521,623
               (Cost $1,437,184) (e)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.2%                      3,149
                                                  -------------
               NET ASSETS - 100.0%                $   1,524,772
                                                  =============


Page 94                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

DECEMBER 31, 2012

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the Austrian Exchange and trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e) Aggregate cost for federal income tax purposes is $1,443,726. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $218,893 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $140,996.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Australia              $   109,317   $        --   $   109,317       $ --
   Austria                     13,170         2,660        10,510         --
   Belgium                     18,665            --        18,665         --
   Bermuda                     26,769            --        26,769         --
   Canada                     132,986       132,986            --         --
   Cayman Islands              18,678            --        18,678         --
   Cyprus                       3,809            --         3,809         --
   Denmark                      3,475         3,475            --         --
   Finland                      7,813            --         7,813         --
   France                      21,393         2,629        18,764         --
   Germany                     39,109         1,404        37,705         --
   Gibraltar                    7,807            --         7,807         --
   Greece                      44,356            --        44,356         --
   Hong Kong                   38,827            --        38,827         --
   Ireland                      2,673            --         2,673         --
   Israel                       5,548            --         5,548         --
   Italy                       28,461         3,446        25,015         --
   Japan                      522,055        12,854       509,201         --
   Jersey                       1,054         1,054            --         --
   Marshall Islands            14,162        14,162            --         --
   Netherlands                 17,817         3,730        14,087         --
   New Zealand                  1,317            --         1,317         --
   Norway                      12,109            --        12,109         --
   Portugal                     4,648            --         4,648         --
   Singapore                   50,612            --        50,612         --
   South Korea                283,981         6,417       277,564         --
   Spain                        6,375            --         6,375         --
   Sweden                       7,562            --         7,562         --
   Switzerland                  9,374            --         9,374         --
   United Kingdom              64,633         3,847        60,786         --
   Virgin Islands (British)     3,068         3,068            --         --
                          ------------------------------------------------------
   TOTAL INVESTMENTS      $ 1,521,623   $   191,732   $ 1,329,891       $ --
                          ======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.

                        See Notes to Financial Statements                Page 95

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

DECEMBER 31, 2012

    INDUSTRY                                    % OF NET ASSETS
    -----------------------------------------------------------
    Auto Components                                   7.7%
    Metals & Mining                                   7.5
    Specialty Retail                                  5.4
    Machinery                                         5.0
    Chemicals                                         4.9
    Real Estate Management & Development              4.3
    Trading Companies & Distributors                  3.7
    Construction & Engineering                        3.6
    Oil, Gas & Consumable Fuels                       3.5
    Hotels, Restaurants & Leisure                     3.4
    Energy Equipment & Services                       3.3
    Food Products                                     2.9
    Electronic Equipment, Instruments & Components    2.7
    Media                                             2.7
    Real Estate Investment Trusts (REITs)             2.2
    Semiconductors & Semiconductor Equipment          2.1
    Household Durables                                2.1
    Food & Staples Retailing                          1.7
    Commercial Services & Supplies                    1.5
    Pharmaceuticals                                   1.5
    Textiles, Apparel & Luxury Goods                  1.5
    Biotechnology                                     1.4
    Leisure Equipment & Products                      1.3
    Diversified Telecommunication Services            1.3
    Internet & Catalog Retail                         1.2
    Software                                          1.2
    Wireless Telecommunication Services               1.2
    Marine                                            1.2
    Paper & Forest Products                           1.1
    Internet Software & Services                      1.0
    Multiline Retail                                  1.0
    Personal Products                                 1.0
    IT Services                                       1.0
    Health Care Equipment & Supplies                  1.0
    Commercial Banks                                  0.9
    Road & Rail                                       0.9
    Health Care Providers & Services                  0.8
    Industrial Conglomerates                          0.8
    Insurance                                         0.8
    Building Products                                 0.8
    Distributors                                      0.6
    Gas Utilities                                     0.6
    Consumer Finance                                  0.6
    Airlines                                          0.5
    Electrical Equipment                              0.5
    Air Freight & Logistics                           0.4
    Transportation Infrastructure                     0.4
    Automobiles                                       0.4
    Aerospace & Defense                               0.4
    Professional Services                             0.4


    INDUSTRY - (CONTINUED)                      % OF NET ASSETS
    -----------------------------------------------------------
    Communications Equipment                          0.3
    Electric Utilities                                0.3
    Containers & Packaging                            0.3
    Household Products                                0.1
    Consumer Finance                                  0.1
    -----------------------------------------------------------
    TOTAL INVESTMENTS                                99.8
    NET OTHER ASSETS AND LIABILITIES                  0.2
                                                  ---------
    TOTAL                                           100.0%
                                                  =========


                                                   % OF TOTAL
    CURRENCY EXPOSURE DIVERSIFICATION             INVESTMENTS
    -----------------------------------------------------------
    Japanese Yen                                     34.3%
    South Korean Won                                 19.1
    Euro                                             12.8
    Canadian Dollar                                   8.6
    Australian Dollar                                 7.2
    British Pound Sterling                            4.8
    Hong Kong Dollar                                  4.3
    Singapore Dollar                                  3.6
    Norwegian Krone                                   1.6
    US Dollar                                         1.5
    Swiss Franc                                       1.0
    Swedish Krona                                     0.5
    Israeli Shekel                                    0.4
    Danish Krone                                      0.2
    New Zealand Dollar                                0.1
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

Page 96                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - 100.0%
               BERMUDA - 8.6%
         1,526 Alliance Oil Co., Ltd.,
                 GDR (b) (c)                      $      12,533
       440,274 Apollo Solar Energy Technology
                 Holdings Ltd. (b) (c)                   20,121
        70,001 China Oil and Gas Group
                 Ltd. (b) (c)                            11,799
        19,900 China Singyes Solar Technologies
                 Holdings Ltd. (b)                       17,182
        10,000 Hopson Development Holdings
                 Ltd. (b) (c)                            16,210
        55,000 Nam Cheong Ltd. (b)                       12,100
        41,001 Newocean Energy Holdings
                 Ltd. (b)                                24,228
         6,250 Ports Design Ltd. (b)                      5,006
       125,003 REXLot Holdings Ltd. (b)                   9,753
        71,251 Shenzhen International Holdings
                 Ltd. (b)                                 7,620
       107,002 VODone Ltd. (b)                           10,457
                                                  -------------
                                                        147,009
                                                  -------------

               BRAZIL - 4.6%
           144 Abril Educacao S.A.                        2,814
           223 Aliansce Shopping Centers S.A.             2,664
           869 Direcional Engenharia S.A.                 6,005
         1,244 Eletropaulo Metropolitana
                 Eletricidade de Sao Paulo S.A.          10,207
           548 Equatorial Energia S.A.                    5,013
           577 Estacio Participacoes S.A.                11,757
           904 Helbor Empreendimentos S.A.                5,541
           401 Magazine Luiza S.A.                        2,380
           781 Mahle-Metal Leve SA Industria e
                 Comercio                                 9,536
         2,164 Minerva S.A.                              11,879
           975 Rossi Residencial S.A.                     2,167
           438 TPI - Triunfo Participacoes e
                 Investimentos S.A.                       2,674
           259 Valid Solucoes e Servicos de
                 Seguranca em Meios de
                 Pagamento                                5,756
                                                  -------------
                                                         78,393
                                                  -------------

               CAYMAN ISLANDS - 26.2%
        45,818 361 Degrees International Ltd. (b)        13,300
        52,001 Anton Oilfield Services Group/
                 Hong Kong (b)                           27,749
        12,000 Anxin-China Holdings Ltd. (b)              2,986
           717 Asia Plastic Recycling Holding
                 Ltd. (b)                                 2,081
         3,814 Chailease Holding Co., Ltd. (b)            8,801
        13,319 Chaowei Power Holdings Ltd. (b)            6,979
        16,343 China High Speed Transmission
                 Equipment Group Co., Ltd. (b) (c)        6,518
         9,000 China Lilang Ltd. (b)                      5,399
        55,282 China Lumena New Materials
                 Corp. (b)                               12,349



SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               CAYMAN ISLANDS - (CONTINUED)
        10,500 China Metal Recycling Holdings
                 Ltd. (b)                         $      11,019
        50,001 China Wireless Technologies
                 Ltd. (b)                                14,789
        32,501 Chu Kong Petroleum & Natural
                 Gas Steel Pipe Holdings Ltd. (b)        17,506
        20,000 CIMC Enric Holdings Ltd. (b)              18,112
        21,500 Dongyue Group (b)                         14,535
         7,500 Fufeng Group Ltd. (b)                      3,357
        68,390 Global Bio-Chem Technology
                 Group Co., Ltd. (b)                      7,880
        15,972 Glorious Property Holdings
                 Ltd. (b) (c)                             3,053
        30,001 Hidili Industry International
                 Development Ltd. (b)                     8,130
        61,501 Honghua Group Ltd. (b)                    27,431
        46,001 Hua Han Bio-Pharmaceutical
                 Holdings Ltd. (b)                       14,007
        29,001 Ju Teng International Holdings
                 Ltd. (b)                                13,976
        39,762 Kaisa Group Holdings Ltd. (b) (c)         12,608
         5,765 Kingboard Laminates Holdings
                 Ltd. (b)                                 2,674
         4,000 Kingsoft Corp Ltd. (b)                     2,855
         8,750 KWG Property Holding Ltd. (b)              6,719
        18,000 Lijun International Pharmaceutical
                 Holding Ltd. (b)                         5,380
        43,001 Lonking Holdings Ltd. (b)                 11,614
        39,363 MIE Holdings Corp. (b)                    12,753
         5,000 Minth Group Ltd. (b)                       5,811
         8,500 NetDragon Websoft, Inc.                   12,173
        68,240 Peak Sport Products Co., Ltd. (b)         13,495
        39,207 Real Nutriceutical Group Ltd. (b)         14,545
       295,006 Renhe Commercial Holdings Co.,
                 Ltd. (b) (c)                            31,999
        15,000 Sunac China Holdings Ltd. (b)             11,738
        22,000 Sunny Optical Technology Group
                 Co., Ltd. (b)                           14,663
        47,001 Tiangong International Co.,
                 Ltd. (b)                                11,426
        45,001 Tianjin Port Development
                 Holdings Ltd. (b)                        6,474
        11,824 Tianneng Power International
                 Ltd. (b)                                 7,707
         5,000 Trauson Holdings Co., Ltd. (b)             2,593
        15,500 Xingda International Holdings
                 Ltd. (b)                                 8,127
        26,751 XTEP International Holdings (b)           11,665
                                                  -------------
                                                        446,976
                                                  -------------

               CHINA - 3.6%
        17,000 Beijing Capital Land Ltd. (b)              7,187
         8,500 China National Materials Co.,
                 Ltd. (b)                                 2,673
        13,000 China Suntien Green Energy
                 Corp., Ltd. (b)                          2,865

                        See Notes to Financial Statements                Page 97

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               CHINA - (CONTINUED)
        73,001 Chongqing Machinery & Electric
                 Co., Ltd. (b)                    $      12,293
         3,000 Guangzhou Pharmaceutical Co.,
                 Ltd. (b)                                 5,430
         6,000 Harbin Electric Co., Ltd. (b)              5,249
        11,000 Qingling Motors Co., Ltd. (b)              2,674
        43,001 Sichuan Expressway Co., Ltd. (b)          15,659
         1,500 Tong Ren Tang Technologies Co.,
                 Ltd. (b)                                 3,443
         9,000 Travelsky Technology Ltd. (b)              4,834
                                                  -------------
                                                         62,307
                                                  -------------

               CYPRUS - 0.4%
         1,007 Ros Agro PLC, GDR (c)                      6,541
                                                  -------------

               EGYPT - 2.8%
           332 Eastern Tobacco                            5,220
         5,953 Ezz Steel (b)                              9,384
       132,921 Orascom Telecom Media And
                 Technology Holding SAE                  11,704
        12,370 Pioneers Holding (c)                       9,550
         3,122 Six of October Development &
                 Investment (c)                          10,112
         2,639 Talaat Moustafa Group (c)                  1,838
                                                  -------------
                                                         47,808
                                                  -------------

               HONG KONG - 2.3%
        83,549 China South City Holdings Ltd. (b)        12,870
        31,001 Shenzhen Investment Ltd. (b)              12,788
        36,001 Shougang Fushan Resources
                 Group Ltd. (b)                          13,465
                                                  -------------
                                                         39,123
                                                  -------------

               HUNGARY - 0.6%
           122 EGIS Pharmaceuticals PLC (b)               9,735
                                                  -------------

               INDONESIA - 6.7%
       111,955 Ace Hardware Indonesia Tbk
                 PT (b)                                   9,576
        86,607 Agis Tbk PT (b) (c)                        4,277
        16,201 AKR Corporindo Tbk PT (b)                  7,016
        17,001 Aneka Tambang Persero Tbk
                 PT (b)                                   2,271
       238,450 Bank Pembangunan Daerah Jawa
                 Timur Tbk PT (b) (c)                     9,426
        92,731 Bhakti Investama Tbk PT (b)                5,214
       127,505 Borneo Lumbung Energi & Metal
                 Tbk PT (b) (c)                           7,197
        42,502 Indika Energy Tbk PT (b)                   6,312
        39,232 Indosiar Karya Media Tbk
                 PT (b) (c)                               4,209
       106,748 Kawasan Industri Jababeka Tbk
                 PT (b) (c)                               2,230
        24,319 Lippo Cikarang Tbk PT (b) (c)              8,186
        76,503 Matahari Putra Prima Tbk PT (b)            9,209
        40,265 Medco Energi Internasional Tbk
                 PT (b)                                   6,846



SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               INDONESIA - (CONTINUED)
       157,198 Pembangunan Perumahan Persero
                 Tbk PT (b)                       $      13,564
        69,548 Surya Semesta Internusa Tbk
                 PT (b)                                   7,839
        75,871 Wijaya Karya Persero Tbk PT (b)           11,695
                                                  -------------
                                                        115,067
                                                  -------------

               LUXEMBOURG - 0.5%
         2,034 Brait SE (b) (c)                           8,853
                                                  -------------

               MALAYSIA - 3.6%
         9,400 DRB-Hicom Bhd (b)                          8,452
        47,000 JCY International Bhd (b)                  9,660
         6,520 MBM Resources Bhd (b)                      6,875
         8,100 Mudajaya Group Bhd (b)                     6,973
        10,500 Padini Holdings Bhd (b)                    6,399
         9,500 Time dotCom Bhd (b)                       12,340
        18,400 UOA Development Bhd (b) (c)               10,548
                                                  -------------
                                                         61,247
                                                  -------------

               MEXICO - 2.5%
         3,077 Alsea SAB de C.V. (c)                      6,134
         1,281 Banregio Grupo Financiero SAB
                 de C.V.                                  5,837
         3,136 Desarrolladora Homex SAB de
                 C.V. (c)                                 6,480
         3,715 Empresas ICA SAB de C.V. (c)               9,274
         2,540 Gruma SAB de C.V. (c)                      7,699
        11,665 Urbi Desarrollos Urbanos SAB
                 de C.V. (c)                              7,319
                                                  -------------
                                                         42,743
                                                  -------------

               PHILIPPINES - 1.8%
         5,000 First Gen Corp. (b) (c)                    2,719
         6,330 First Philippine Holdings Corp. (b)       13,892
        90,100 Lopez Holdings Corp. (b)                  13,815
                                                  -------------
                                                         30,426
                                                  -------------

               POLAND - 2.4%
           173 Asseco Poland S.A. (b)                     2,537
           393 Eurocash S.A.                              5,549
           986 Grupa Lotos S.A. (b) (c)                  13,182
         4,997 Netia S.A. (b) (c)                         6,948
           772 Zaklady Azotowe w Tarnowie-
                 Moscicach S.A. (b) (c)                  13,519
                                                  -------------
                                                         41,735
                                                  -------------

               RUSSIA - 2.2%
           272 Acron JSC (b)                             12,455
         7,012 Aeroflot - Russian Airlines
                 OJSC (b)                                10,301
           580 M Video OJSC (b)                           4,561
       161,905 Mosenergo OAO (b)                          7,064
    11,044,591 TGK-1 OAO (b)                              2,474
                                                  -------------
                                                         36,855
                                                  -------------

Page 98                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND

DECEMBER 31, 2012

SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               COMMON STOCKS (a) - (CONTINUED)
               SINGAPORE - 0.7%
        18,000 China Minzhong Food Corp.,
                 Ltd. (b) (c)                     $      12,030
                                                  -------------

               SOUTH AFRICA - 4.2%
           386 Cashbuild Ltd.                             7,012
         1,136 DataTec Ltd.                               6,573
           228 Hosken Consolidated Investments
                 Ltd. (b)                                 2,620
           488 Invicta Holdings Ltd. (b)                  4,781
           279 Lewis Group Ltd. (b)                       2,279
           638 Omnia Holdings Ltd.                       10,332
         1,120 Palabora Mining Co., Ltd. (b)             13,841
         5,512 Pinnacle Technology Holdings
                 Ltd. (b)                                11,969
         3,867 Super Group Ltd. (b) (c)                   7,690
           286 Tongaat Hulett Ltd.                        4,548
                                                  -------------
                                                         71,645
                                                  -------------

               TAIWAN - 8.4%
         9,855 AcBel Polytech, Inc. (b)                   7,021
         6,943 Ardentec Corp. (b)                         4,613
         9,972 Cathay Real Estate Development
                 Co., Ltd. (b)                            4,856
         2,038 Chicony Electronics Co., Ltd. (b)          4,752
         6,087 Chin-Poon Industrial Co. (b)               6,593
         6,391 China Bills Finance Corp. (b)              2,473
         6,648 China Petrochemical Development
                 Corp. (b)                                4,152
        14,116 CMC Magnetics Corp. (b) (c)                2,395
         2,099 CTCI Corp. (b)                             4,170
         3,438 Eclat Textile Co., Ltd. (b)               12,661
         6,194 Federal Corp. (b)                          4,686
         2,253 Gemtek Technology Corp. (b)                2,741
        13,223 Grand Pacific Petrochemical (b)            7,009
         8,927 Hannstar Board Corp. (b)                   4,075
           656 Hermes Microvision, Inc. (b)              12,115
         1,805 Huang Hsiang Construction
                  Co. (b)                                 4,613
        10,899 Long Bon International Co.,
                 Ltd. (c)                                10,922
           772 Lotes Co., Ltd. (b)                        2,402
         2,048 Medigen Biotechnology
                 Corp. (b) (c)                           11,017
         1,315 Merida Industry Co., Ltd. (b)              5,905
         1,277 Phytohealth Corp. (b) (c)                  2,204
         5,798 Sigurd Microelectronics Corp. (b)          5,201
         8,573 Taiwan PCB Techvest Co., Ltd. (b)         12,667
         9,299 Tatung Co., Ltd. (b) (c)                   2,362
         1,174 Yungtay Engineering Co., Ltd. (b)          2,172
                                                  -------------
                                                        143,777
                                                  -------------

               THAILAND - 8.2%
        24,500 Asian Property Development PCL             6,808
         3,000 Bangchak Petroleum PCL                     3,114
        59,100 Bangkokland PCL                            2,376
        17,100 Central Plaza Hotel PCL                   14,534



SHARES         DESCRIPTION                                VALUE
---------------------------------------------------------------
               THAILAND - (CONTINUED)
         4,800 Kiatnakin Bank PCL                         7,610
         4,800 Minor International PCL                    3,076
           700 Oishi Group PCL                            3,593
         6,900 Samart Corp PCL                            2,887
       129,100 Sansiri PCL                               14,856
        18,570 Siam Future Development PCL                4,280
        17,940 Siam Global House PCL                     10,439
        18,000 Sino Thai Engineering &
                 Construction PCL                        16,035
         6,400 STP & I PCL                               13,128
         3,900 Thaicom PCL (c)                            2,945
         2,000 Thanachart Capital PCL                     2,468
        16,300 Toyo-Thai Corp PCL (b)                    18,556
        28,600 TPI Polene PCL                            13,183
                                                  -------------
                                                        139,888
                                                  -------------

               TURKEY - 9.7%
         2,481 Akfen Holding A.S. (b) (c)                12,959
         3,665 Aksa Akrilik Kimya Sanayii (b)            10,588
         1,133 Alarko Holding A.S. (b)                    3,261
         1,838 Anadolu Cam Sanayii A.S. (b) (c)           2,892
         2,650 Aselsan Elektronik Sanayi Ve
                 Ticaret A.S. (b)                        12,597
         1,432 Dogus Otomotiv Servis ve Ticaret
                 A.S. (b)                                 6,909
         4,201 Ipek Dogal Enerji Kaynaklari Ve
                 Uretim A.S. (b) (c)                     14,205
        18,403 Kardemir Karabuk Demir Celik
                 Sanayi ve Ticaret A.S. (b)              13,088
         3,960 Koza Anadolu Metal Madencilik
                 Isletmeleri A.S. (b) (c)                12,636
           324 Otokar Otomotiv Ve Savunma
                 Sanayi A.S. (b)                          7,733
         2,571 Park Elektrik Uretim Madencilik
                 Sanayi ve Ticaret A.S. (b)               8,884
        13,599 Saf Gayrimenkul Yatirim
                 Ortakligi A.S.                           7,470
        13,671 Sekerbank TAS (b) (c)                     13,866
         6,065 Torunlar Gayrimenkul Yatirim
                 Ortakligi A.S. (b)                      10,986
         8,485 Trakya Cam Sanayi A.S. (b) (c)            11,605
         7,528 Turcas Petrol A.S. (b)                    13,785
           570 Ulker Biskuvi Sanayi A.S.                  3,087
                                                  -------------
                                                        166,551
                                                  -------------
               TOTAL INVESTMENTS - 100.0%             1,708,709
               (Cost $1,446,684) (d)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.0%                      (518)
                                                  -------------
               NET ASSETS - 100.0%                $   1,708,191
                                                  =============


                        See Notes to Financial Statements                Page 99

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND

DECEMBER 31, 2012

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $1,457,220. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $323,623 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $72,134.

GDR   Global Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2012      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Bermuda                $   147,009   $        --   $   147,009       $ --
   Brazil                      78,393        78,393            --         --
   Cayman Islands             446,976        12,173       434,803         --
   China                       62,307            --        62,307         --
   Cyprus                       6,541         6,541            --         --
   Egypt                       47,808        38,424         9,384         --
   Hong Kong                   39,123            --        39,123         --
   Hungary                      9,735            --         9,735         --
   Indonesia                  115,067            --       115,067         --
   Luxembourg                   8,853            --         8,853         --
   Malaysia                    61,247            --        61,247         --
   Mexico                      42,743        42,743            --         --
   Philippines                 30,426            --        30,426         --
   Poland                      41,735         5,549        36,186         --
   Russia                      36,855            --        36,855         --
   Singapore                   12,030            --        12,030         --
   South Africa                71,645        28,465        43,180         --
   Taiwan                     143,777        10,922       132,855         --
   Thailand                   139,888        121,33       218,556         --
   Turkey                     166,551        10,557       155,994         --
                          ------------------------------------------------------
   TOTAL INVESTMENTS      $ 1,708,709   $   355,099   $ 1,353,610       $ --
                          ======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


    INDUSTRY                                    % OF NET ASSETS
    -----------------------------------------------------------
    Real Estate Management & Development             11.0%
    Metals & Mining                                   6.8
    Construction & Engineering                        6.2
    Oil, Gas & Consumable Fuels                       6.1
    Chemicals                                         4.7
    Energy Equipment & Services                       4.2
    Textiles, Apparel & Luxury Goods                  4.2
    Electronic Equipment, Instruments & Components    3.5
    Machinery                                         3.2
    Food Products                                     3.1
    Specialty Retail                                  2.8
    Auto Components                                   2.5
    Semiconductors & Semiconductor Equipment          2.5
    Pharmaceuticals                                   2.3
    Commercial Banks                                  2.3
    Electric Utilities                                2.3
    Hotels, Restaurants & Leisure                     2.2
    Media                                             2.0
    Transportation Infrastructure                     1.9
    Industrial Conglomerates                          1.8
    Household Durables                                1.7
    Computers & Peripherals                           1.7
    Diversified Telecommunication Services            1.3
    Capital Markets                                   1.2
    Leisure Equipment & Products                      1.2
    Commercial Services & Supplies                    1.2
    Electrical Equipment                              1.1
    Real Estate Investment Trusts (REITs)             1.1
    Software                                          1.0
    Communications Equipment                          1.0
    Diversified Consumer Services                     0.9
    Personal Products                                 0.8
    Distributors                                      0.8
    Construction Materials                            0.8
    Aerospace & Defense                               0.7
    Gas Utilities                                     0.7
    Trading Companies & Distributors                  0.7
    Wireless Telecommunication Services               0.7
    Building Products                                 0.7
    Multiline Retail                                  0.7
    Automobiles                                       0.6
    Biotechnology                                     0.6
    Insurance                                         0.6
    Airlines                                          0.6
    Diversified Financial Services                    0.5
    Food & Staples Retailing                          0.3
    Tobacco                                           0.3
    IT Services                                       0.3
    Containers & Packaging                            0.2
    Independent Power Producers & Energy Traders      0.2
    Health Care Equipment & Supplies                  0.2
    -------------------------------------------------------
    TOTAL INVESTMENTS                               100.0
    NET OTHER ASSETS AND LIABILITIES                  0.0*
                                                  ---------
    TOTAL                                           100.0%
                                                  =========

*   Amount is less than 0.1%.

Page 100                See Notes to Financial Statements

                     This page is intentionally left blank.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

                                                                         FIRST TRUST
                                                                         ASIA PACIFIC        FIRST TRUST         FIRST TRUST
                                                                           EX-JAPAN             EUROPE          LATIN AMERICA
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                       ----------------    ----------------    ----------------
ASSETS:
Investments, at value...............................................    $   13,663,775      $   30,821,525      $    9,287,638
Cash  ..............................................................           103,017                  --                  --
Foreign currency....................................................               479                 300               1,296
Receivables:
      Fund shares sold..............................................                --           1,267,084                  --
      Due to counterparty...........................................                --                  --                  --
      Investment securities sold....................................                --              16,135                  --
      Dividends.....................................................             5,292               3,293              29,400
      Dividend reclaims.............................................                --               4,370                  --
      Security lending income.......................................                --                  --                  --
Other assets........................................................                --                 349                  --
                                                                        --------------      --------------      --------------
         TOTAL ASSETS...............................................        13,772,563          32,113,056           9,318,334
                                                                        --------------      --------------      --------------

LIABILITIES:
Due to custodian USD................................................                --               9,755               3,325
Due to custodian foreign currency...................................                --                  --                  --
Due to broker.......................................................                --                  --                  --
Payables:
      Collateral for securities on loan.............................                --                  --                  --
      Investment securities purchased...............................                --           1,268,700                  --
      Investment advisory fees......................................             7,416              14,019               6,096
                                                                        --------------      --------------      --------------
          TOTAL LIABILITIES.........................................             7,416           1,292,474               9,421
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $   13,765,147      $   30,820,582      $    9,308,913
                                                                        ==============      ==============      ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................    $   13,643,077      $   29,966,409      $    9,494,822
Par value...........................................................             5,000              12,000               3,500
Accumulated net investment income (loss)............................           (19,642)            (10,135)             13,079
Accumulated net realized gain (loss) on investments and foreign
   currency transactions............................................          (470,836)           (572,923)           (623,773)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation.....................................           607,548           1,425,231             421,285
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $   13,765,147      $   30,820,582      $    9,308,913
                                                                        ==============      ==============      ==============
NET ASSET VALUE, per share..........................................    $        27.53      $        25.68      $        26.60
                                                                        ==============      ==============      ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................           500,002           1,200,002             350,002
                                                                        ==============      ==============      ==============
Investments, at cost................................................    $   13,056,211      $   29,396,300      $    8,866,437
                                                                        ==============      ==============      ==============
Foreign currency, at cost (proceeds)................................    $          474      $          301      $        1,293
                                                                        ==============      ==============      ==============
Securities on loan, at value........................................    $           --      $           --      $           --
                                                                        ==============      ==============      ==============


Page 102                See Notes to Financial Statements

                                                                                  FIRST TRUST
  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST          DEVELOPED          FIRST TRUST
     BRAZIL              CHINA               JAPAN            SOUTH KOREA        MARKETS EX-US      EMERGING MARKETS
ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

 $    5,823,124      $    3,713,460      $    1,767,192      $    2,632,986      $   93,035,861       $ 132,038,325
            145                 183               5,407                  --                  --              80,133
          2,392                  --                  --           1,202,321                  --              30,161

             --           1,201,191                  --           1,299,538                  --                  --
             --                  --                  --                  --              72,510                  --
             --                  --                  --                  --             393,077             133,780
         34,324                  --               3,086                  --              66,371             157,682
             --                  --                  --                  --              10,491                  29
             --                  --                  --                  --               1,535              13,672
             --                  --                  --                  --               6,266                  --
 --------------      --------------      --------------      --------------      --------------      --------------
      5,859,985           4,914,834           1,775,685           5,134,845          93,586,111         132,453,782
 --------------      --------------      --------------      --------------      --------------      --------------


             --                  --                  --           1,203,109               9,810                  --
             --                  --                  --                  --              67,171                  --
             --                  --                  --                  --                  --                  --

             --                  --                  --                  --           1,103,915           3,039,487
             --           1,201,469                  --           1,296,591                  --             108,186
          3,830               1,604               1,197                 901              55,981              82,088
 --------------      --------------      --------------      --------------      --------------      --------------
          3,830           1,203,073               1,197           2,500,601           1,236,877           3,229,761
 --------------      --------------      --------------      --------------      --------------      --------------
 $    5,856,155      $    3,711,761      $    1,774,488      $    2,634,244      $   92,349,234       $ 129,224,021
 ==============      ==============      ==============      ==============      ==============      ==============

 $    7,855,502      $    4,174,566      $    2,416,094      $    3,012,481      $   90,671,351       $ 124,736,487
          2,500               1,500                 500               1,000              21,020              49,500
          1,855                  --               (817)               (308)           (253,131)            (46,548)

    (2,003,453)           (965,821)           (536,244)           (547,617)         (4,850,403)         (6,910,387)

          (249)             501,516           (105,045)             168,688           6,760,397          11,394,969
 --------------      --------------      --------------      --------------      --------------      --------------
 $    5,856,155      $    3,711,761      $    1,774,488      $    2,634,244      $   92,349,234       $ 129,224,021
 ==============      ==============      ==============      ==============      ==============      ==============
 $        23.42      $        24.74      $        35.49      $        26.34      $        43.93             $ 26.11
 ==============      ==============      ==============      ==============      ==============      ==============

        250,002             150,002              50,002             100,002           2,102,000           4,950,002
 ==============      ==============      ==============      ==============      ==============      ==============
 $    5,823,498      $    3,211,944      $    1,872,142      $    2,462,504      $   86,275,246       $ 120,643,514
 ==============      ==============      ==============      ==============      ==============      ==============
 $        2,396      $           --      $           --      $    1,202,321      $     (67,091)            $ 30,136
 ==============      ==============      ==============      ==============      ==============      ==============
 $           --      $           --      $           --      $           --      $    1,047,368         $ 2,797,278
 ==============      ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements               Page 103

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

DECEMBER 31, 2012


                                                                         FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                           GERMANY              CANADA            AUSTRALIA
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                       ----------------    ----------------    ----------------
ASSETS:
Investments, at value...............................................    $    5,017,693      $    7,896,881      $    3,104,512
Cash  ..............................................................                --                  --               8,506
Foreign currency....................................................             4,090               8,764               4,637
Receivables:
      Fund shares sold..............................................                --                  --                  --
      Due to counterparty...........................................                --                  --                  --
      Investment securities sold....................................                --                  --                  --
      Dividends.....................................................                --              16,255               5,737
      Dividend reclaims.............................................             3,827                  --                  29
      Security lending income.......................................                --                  --                  --
Other assets........................................................                --                  --                  --
                                                                        --------------      --------------      --------------
      TOTAL ASSETS..................................................         5,025,610           7,921,900           3,123,421
                                                                        --------------      --------------      --------------
LIABILITIES:
Due to custodian USD................................................             9,344              12,513                  --
Due to custodian foreign currency...................................                --                  --                  --
Due to broker.......................................................                --                  --                  --
Payables:
      Collateral for securities on loan.............................                --                  --                  --
      Investment securities purchased...............................                --                  --                  --
      Investment advisory fees......................................             3,320               5,160               2,099
                                                                        --------------      --------------      --------------
      TOTAL LIABILITIES.............................................            12,664              17,673               2,099
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $    5,012,946      $    7,904,227      $    3,121,322
                                                                        ==============      ==============      ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................    $    4,510,689      $    7,884,860      $    3,115,134
Par value...........................................................             1,500               2,500               1,000
Accumulated net investment income (loss)............................               (94)            (19,927)            (33,565)
Accumulated net realized gain (loss) on investments and foreign
   currency transactions............................................          (240,992)           (399,472)           (273,151)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation.....................................           741,843             436,266             311,904
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $    5,012,946      $    7,904,227      $    3,121,322
                                                                        ==============      ==============      ==============
NET ASSET VALUE, per share..........................................    $        33.42      $        31.62      $        31.21
                                                                        ==============      ==============      ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................           150,002             250,002             100,002
                                                                        ==============      ==============      ==============
Investments, at cost................................................    $    4,276,023      $    7,460,539      $    2,792,593
                                                                        ==============      ==============      ==============
Foreign currency, at cost (proceeds)................................    $        3,964      $        8,759      $        4,626
                                                                        ==============      ==============      ==============
Securities on loan, at value........................................    $           --      $           --      $           --
                                                                        ==============      ==============      ==============

Page 104                See Notes to Financial Statements

                                                                                  FIRST TRUST         FIRST TRUST
  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST      DEVELOPED MARKETS    EMERGING MARKETS
 UNITED KINGDOM          TAIWAN            HONG KONG          SWITZERLAND       EX-US SMALL CAP         SMALLCAP
ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

 $    6,792,576      $    1,477,893     $     1,726,445     $     4,841,600     $     1,521,623     $     1,708,709
             --                  --                  --               1,243               2,299                  --
          5,426                 680               4,457               5,934                  --               4,417

             --                  --                  --                  --                  --                  --
             --                  --                  --                  --                  --                  --
          6,992                  --                  --              10,267                  --                  --
         13,321                  --                 514                  --               1,991                 832
             27                  --                  --               1,025                 471                  --
             --                  --                  --                  --                  --                  --
             --                  --                  --                  --                  --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
      6,818,342           1,478,573           1,731,416           4,860,069           1,526,384           1,713,958
 --------------      --------------      --------------      --------------      --------------      --------------

          7,011               2,350               1,868                  --                  --               4,151
             --                  --                  --                  --                 597                  --
             --                  --                  --                  --                  --                 510

             --                  --                  --                  --                  --                  --
             --                  --                  --                  --                  --                  --
          4,531                 992               1,161               3,263               1,015               1,106
 --------------      --------------      --------------      --------------      --------------      --------------
         11,542               3,342               3,029               3,263               1,612               5,767
 --------------      --------------      --------------      --------------      --------------      --------------
 $    6,806,800      $    1,475,231      $    1,728,387      $    4,856,806      $    1,524,772      $    1,708,191
 ==============      ==============      ==============      ==============      ==============      ==============

 $    5,973,267      $    1,596,373      $    1,585,004      $    4,571,090      $    1,649,496      $    1,616,237
          2,000                 500                 500               1,500                 500                 500
         (5,991)                 --              (6,949)            (29,664)             (1,102)                165

       (158,045)           (143,372)           (134,647)           (256,122)           (208,567)           (170,757)

        995,569              21,730             284,479             570,002              84,445             262,046
 --------------      --------------      --------------      --------------      --------------      --------------
 $    6,806,800      $    1,475,231      $    1,728,387      $    4,856,806      $    1,524,772      $    1,708,191
 ==============      ==============      ==============      ==============      ==============      ==============
 $        34.03      $        29.50      $        34.57      $        32.38      $        30.49      $        34.16
 ==============      ==============      ==============      ==============      ==============      ==============

        200,002              50,002              50,002             150,002              50,002              50,002
 ==============      ==============      ==============      ==============      ==============      ==============
 $    5,797,182      $    1,456,168      $    1,441,966      $    4,271,678      $    1,437,184      $    1,446,684
 ==============      ==============      ==============      ==============      ==============      ==============
 $        5,428      $          675      $        4,457      $        5,902      $         (625)     $        4,403
 ==============      ==============      ==============      ==============      ==============      ==============
 $           --      $           --      $           --      $           --      $           --      $           --
 ==============      ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements               Page 105

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

                                                                         FIRST TRUST
                                                                         ASIA PACIFIC        FIRST TRUST         FIRST TRUST
                                                                           EX-JAPAN             EUROPE          LATIN AMERICA
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                       ----------------    ----------------    ----------------

INVESTMENT INCOME:
Dividends...........................................................    $       80,541      $      141,278      $      196,616
Foreign tax withholding.............................................            (4,316)            (14,000)            (12,881)
Securities lending income (net of fees).............................                --                  --                  --
                                                                        --------------      --------------      --------------
      Total investment income.......................................            76,225             127,278             183,735
                                                                        --------------      --------------      --------------
EXPENSES:
Investment advisory fees............................................            27,813              44,141              36,405
Excise tax expense..................................................                --                  --                  94
                                                                        --------------      --------------      --------------
      Total expenses................................................            27,813              44,141              36,499
                                                                        --------------      --------------      --------------
NET INVESTMENT INCOME (LOSS)........................................            48,412              83,137             147,236
                                                                        --------------      --------------      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................           (71,899)           (198,377)           (317,275)
      In-kind redemptions...........................................           188,749             434,742                  --
      Foreign currency transactions.................................           (14,240)               (347)             (1,440)
                                                                        --------------      --------------      --------------
Net realized gain (loss)............................................           102,610             236,018            (318,715)
                                                                        --------------      --------------      --------------
Net increase from payment by the advisor............................                --                  --                  --
                                                                        --------------      --------------      --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................           901,360           1,686,666             715,250
      Foreign currency translation..................................               (17)                281                 138
                                                                        --------------      --------------      --------------
Net change in unrealized appreciation (depreciation)................           901,343           1,686,947             715,388
                                                                        --------------      --------------      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................         1,003,953           1,922,965             396,673
                                                                        --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................    $    1,052,365      $    2,006,102      $      543,909
                                                                        ==============      ==============      ==============


Page 106                See Notes to Financial Statements

                                                                                  FIRST TRUST
  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST          DEVELOPED          FIRST TRUST
     BRAZIL              CHINA               JAPAN            SOUTH KOREA        MARKETS EX-US      EMERGING MARKETS
ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


 $       335,411     $       81,365      $       70,689      $       20,657      $    1,839,270      $    3,203,384
        (21,411)             (4,878)             (4,948)             (3,424)           (148,045)           (273,631)
             --                  --                  --                  --               2,258              21,044
 --------------      --------------      --------------      --------------      --------------      --------------
        314,000              76,487              65,741              17,233           1,693,483           2,950,797
 --------------      --------------      --------------      --------------      --------------      --------------

         53,655              23,779              23,848               9,651             514,115             691,236
            617                  --                  --                  --                  --                 889
 --------------      --------------      --------------      --------------      --------------      --------------
         54,272              23,779              23,848               9,651             514,115             692,125
 --------------      --------------      --------------      --------------      --------------      --------------
        259,728              52,708              41,893               7,582           1,179,368           2,258,672
 --------------      --------------      --------------      --------------      --------------      --------------


     (1,870,388)           (745,360)           (520,609)           (322,220)         (3,288,546)         (5,465,920)
             --             160,127              46,116                  --           3,780,228           2,784,940
        (10,961)               (302)                717                (124)             (4,782)            (69,264)
 --------------      --------------      --------------      --------------      --------------      --------------
     (1,881,349)           (585,535)           (473,776)           (322,344)            486,900          (2,750,244)
 --------------      --------------      --------------      --------------      --------------      --------------
             --                 787                  --                  --                  --               5,335
 --------------      --------------      --------------      --------------      --------------      --------------

      1,894,346           1,225,073             285,099             528,812           8,009,941          12,674,061
            228                  --                (126)             (1,794)               (123)              1,889
 --------------      --------------      --------------      --------------      --------------      --------------
      1,894,574           1,225,073             284,973             527,018           8,009,818          12,675,950
 --------------      --------------      --------------      --------------      --------------      --------------
         13,225             640,325            (188,803)            204,674           8,496,718           9,931,041
 --------------      --------------      --------------      --------------      --------------      --------------

 $      272,953      $      693,033      $     (146,910)     $      212,256      $    9,676,086      $   12,189,713
 ==============      ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements               Page 107

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                        FIRST TRUST           FIRST TRUST           FIRST TRUST
                                                                          GERMANY                CANADA              AUSTRALIA
                                                                    ALPHADEX(R) FUND (a)  ALPHADEX(R) FUND (a)  ALPHADEX(R) FUND (a)
                                                                    --------------------  --------------------  --------------------

INVESTMENT INCOME:
Dividends...........................................................$          89,423        $       99,542        $      148,683
Foreign tax withholding.............................................          (11,066)              (14,930)               (3,214)
Securities lending income (net of fees).............................               --                    --                    --
                                                                       --------------        --------------        --------------
      Total investment income.......................................           78,357                84,612               145,469
                                                                       --------------        --------------        --------------
EXPENSES:
Investment advisory fees............................................           27,178                31,369                21,414
Excise tax expense..................................................               --                    --                    --
                                                                       --------------        --------------        --------------
      Total expenses................................................           27,178                31,369                21,414
                                                                       --------------        --------------        --------------
NET INVESTMENT INCOME (LOSS)........................................           51,179                53,243               124,055
                                                                       --------------        --------------        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................         (243,432)             (399,628)             (263,694)
      In-kind redemptions...........................................          160,770               298,181               118,093
      Foreign currency transactions.................................           (1,914)                  216               (11,040)
                                                                       --------------        --------------        --------------
Net realized gain (loss)............................................          (84,576)             (101,231)             (156,641)
                                                                       --------------        --------------        --------------
Net increase from payment by the advisor............................               --                    --                    --
                                                                       --------------        --------------        --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................          741,670               436,342               311,919
      Foreign currency translation..................................              173                  (76)                  (15)
                                                                       --------------        --------------        --------------
Net change in unrealized appreciation (depreciation)................          741,843               436,266               311,904
                                                                       --------------        --------------        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................          657,267               335,035               155,263
                                                                       --------------        --------------        --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................   $      708,446        $      388,278        $      279,318
                                                                       ==============        ==============        ==============

(a) Inception date is February 14, 2012 which is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Inception date is February 15, 2012 which is consistent with the commencement of investment operations and is the date the initial creation unit was established.


Page 108                See Notes to Financial Statements

                                                                                            FIRST TRUST           FIRST TRUST
    FIRST TRUST           FIRST TRUST           FIRST TRUST           FIRST TRUST        DEVELOPED MARKETS      EMERGING MARKETS
   UNITED KINGDOM            TAIWAN              HONG KONG            SWITZERLAND         EX-US SMALL CAP           SMALLCAP
ALPHADEX(R) FUND (a)  ALPHADEX(R) FUND (a)  ALPHADEX(R) FUND (a)  ALPHADEX(R) FUND (a)  ALPHADEX(R) FUND (b)  ALPHADEX(R) FUND (b)
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------


   $      173,040        $      104,184        $       78,632        $      108,250        $       75,383        $       82,662
               --              (23,859)                    --                (9,278)               (5,160)               (8,602)
               --                    --                    --                    --                    --                    --
   --------------        --------------        --------------        --------------        --------------        --------------
          173,040                80,325                78,632                98,972                70,223                74,060
   --------------        --------------        --------------        --------------        --------------        --------------

           35,735                17,659                18,744                29,763                17,511                17,777
               --                    --                    --                    --                    --                    --
   --------------        --------------        --------------        --------------        --------------        --------------
           35,735                17,659                18,744                29,763                17,511                17,777
   --------------        --------------        --------------        --------------        --------------        --------------
          137,305                62,666                59,888                69,209                52,712                56,283
   --------------        --------------        --------------        --------------        --------------        --------------


         (158,026)             (144,157)             (134,618)             (255,923)             (194,206)             (169,797)
               --                 3,613               154,295                    --                55,551                82,417
              372                (5,895)                    1                  (446)                2,157                 1,573
   --------------        --------------        --------------        --------------        --------------        --------------
         (157,654)             (146,439)               19,678              (256,369)             (136,498)              (85,807)
   --------------        --------------        --------------        --------------        --------------        --------------
               --                    --                    --                    --                    --                    --
   --------------        --------------        --------------        --------------        --------------        --------------

          995,394                21,725               284,479               569,922                84,439               262,025
              175                     5                    --                    80                     6                    21
   --------------        --------------        --------------        --------------        --------------        --------------
          995,569                21,730               284,479               570,002                84,445               262,046
   --------------        --------------        --------------        --------------        --------------        --------------
          837,915              (124,709)              304,157               313,633               (52,053)              176,239
   --------------        --------------        --------------        --------------        --------------        --------------

   $      975,220        $      (62,043)       $      364,045        $      382,842        $          659        $      232,522
   ==============        ==============        ==============        ==============        ==============        ==============


                        See Notes to Financial Statements               Page 109

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF CHANGES IN NET ASSETS


                                                      FIRST TRUST ASIA PACIFIC EX-                 FIRST TRUST EUROPE
                                                         JAPAN ALPHADEX(R) FUND                     ALPHADEX(R) FUND
                                                  ------------------------------------    ------------------------------------
                                                                       FOR THE PERIOD                          FOR THE PERIOD
                                                     FOR THE YEAR       4/18/2011 (a)       FOR THE YEAR        4/18/2011 (a)
                                                         ENDED             THROUGH              ENDED              THROUGH
                                                      12/31/2012         12/31/2011          12/31/2012          12/31/2011
                                                  ----------------    ----------------    ----------------    ----------------

OPERATIONS:
      Net investment income (loss)..............  $         48,412    $         30,024    $         83,137    $         54,759
      Net realized gain (loss)..................           102,610            (384,963)            236,018            (363,335)
      Net change in unrealized appreciation
         (depreciation).........................           901,343            (293,795)          1,686,947            (261,716)
      Net increase from payment by the advisor..                --                  --                  --                  --
                                                  ----------------    ----------------    ----------------    ----------------
      Net increase (decrease) in net assets
         resulting from operations..............         1,052,365            (648,734)          2,006,102            (570,292)
                                                  ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income.....................           (67,541)            (36,758)           (111,606)            (50,951)
      Net realized gain.........................                --                  --                  --                  --
      Return of capital.........................                --             (12,643)                 --                  --
                                                  ----------------    ----------------    ----------------    ----------------
      Total distributions to shareholders.......           (67,541)            (49,401)           (111,606)            (50,951)
                                                  ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold.................        13,034,356           2,985,907          25,981,219           6,020,290
      Cost of shares redeemed...................        (2,541,805)                 --          (2,454,180)                 --
                                                  ----------------    ----------------    ----------------    ----------------
      Net increase (decrease) in net assets
         resulting from shareholder transactions        10,492,551           2,985,907          23,527,039          6,020,290
                                                  ----------------    ----------------    ----------------    ----------------
      Total increase (decrease) in net assets...        11,477,375           2,287,772          25,421,535           5,399,047

NET ASSETS:
      Beginning of period.......................         2,287,772                  --           5,399,047                  --
                                                  ----------------    ----------------    ----------------    ----------------
      End of period.............................  $     13,765,147    $      2,287,772    $     30,820,582    $      5,399,047
                                                  ================    ================    ================    ================
      Accumulated net investment income (loss)
         at end of period.......................  $        (19,642)   $         (4,384)   $        (10,135)   $           (659)
                                                  ================    ================    ================    ================
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
      Shares outstanding, beginning of period...           100,002                  --             250,002                  --
      Shares sold...............................           500,000             100,002           1,050,000             250,002
      Shares redeemed...........................          (100,000)                 --            (100,000)                 --
                                                  ----------------    ----------------    ----------------    ----------------
      Shares outstanding, end of period.........           500,002             100,002           1,200,002             250,002
                                                  ================    ================    ================    ================


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established. First Trust Portfolios L.P. seeded the First Trust Developed Markets Ex-US AlphaDEX(R) Fund on April 7, 2011 in order to establish the Trust.

Page 110                See Notes to Financial Statements


  FIRST TRUST LATIN AMERICA           FIRST TRUST BRAZIL              FIRST TRUST CHINA               FIRST TRUST JAPAN
       ALPHADEX(R) FUND                ALPHADEX(R) FUND                ALPHADEX(R) FUND                ALPHADEX(R) FUND
------------------------------  ------------------------------  ------------------------------  ------------------------------
                FOR THE PERIOD                  FOR THE PERIOD                  FOR THE PERIOD                  FOR THE PERIOD
 FOR THE YEAR   4/18/2011 (a)    FOR THE YEAR   4/18/2011 (a)    FOR THE YEAR   4/18/2011 (a)    FOR THE YEAR   4/18/2011 (a)
    ENDED          THROUGH          ENDED          THROUGH          ENDED          THROUGH          ENDED          THROUGH
  12/31/2012      12/31/2011      12/31/2012      12/31/2011      12/31/2012      12/31/2011      12/31/2012      12/31/2011
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------


 $    147,236    $     75,327    $    259,728    $    129,264    $     52,708    $     48,352    $     41,893    $     17,291
     (318,715)       (325,058)     (1,881,349)       (160,435)       (585,535)       (226,240)       (473,776)        207,163

      715,388        (294,103)      1,894,574      (1,894,823)      1,225,073        (723,557)        284,973        (390,018)
           --              --              --              --             787              --              --              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      543,909        (543,834)        272,953      (1,925,994)        693,033        (901,445)       (146,910)       (165,564)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     (131,037)        (58,541)       (263,262)        (86,161)        (52,465)        (48,181)        (43,306)        (22,964)
           --              --              --              --              --              --              --              --
           --              --              --              --          (2,691)             --              --            (136)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
     (131,037)        (58,541)       (263,262)        (86,161)        (55,156)        (48,181)        (43,306)        (23,100)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    6,472,079       3,026,337              --       8,924,346       1,201,191       3,899,507              --       6,166,499
           --              --      (1,065,727)             --      (1,077,188)             --      (1,816,558)     (2,196,573)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    6,472,079       3,026,337      (1,065,727)      8,924,346         124,003       3,899,507      (1,816,558)      3,969,926
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    6,884,951       2,423,962      (1,056,036)      6,912,191         761,880       2,949,881      (2,006,774)      3,781,262


    2,423,962              --       6,912,191              --       2,949,881              --       3,781,262              --
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $  9,308,913    $  2,423,962    $  5,856,155    $  6,912,191    $  3,711,761    $  2,949,881    $  1,774,488    $  3,781,262
 ============    ============    ============    ============    ============    ============    ============    ============

 $     13,079    $     (2,231)   $      1,855    $     15,711    $         --    $         59    $       (817)   $       (605)
 ============    ============    ============    ============    ============    ============    ============    ============

      100,002              --         300,002             --          150,002              --         100,002              --
      250,000         100,002              --         300,002          50,000         150,002              --         150,002
           --              --         (50,000)             --         (50,000)             --         (50,000)        (50,000)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
      350,002         100,002         250,002         300,002         150,002         150,002          50,002         100,002
 ============    ============    ============    ============    ============    ============    ============    ============



                        See Notes to Financial Statements               Page 111

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
STATEMENTS OF CHANGES IN NET ASSETS - (CONTINUED)


                                                        FIRST TRUST SOUTH KOREA              FIRST TRUST DEVELOPED MARKETS
                                                            ALPHADEX(R) FUND                     EX-US ALPHADEX(R) FUND
                                                  ------------------------------------    ------------------------------------
                                                                       FOR THE PERIOD                          FOR THE PERIOD
                                                     FOR THE YEAR       4/18/2011 (a)       FOR THE YEAR        4/18/2011 (a)
                                                         ENDED             THROUGH              ENDED              THROUGH
                                                      12/31/2012         12/31/2011          12/31/2012          12/31/2011
                                                  ----------------    ----------------    ----------------    ----------------

OPERATIONS:
      Net investment income (loss)..............  $          7,582    $         (4,735)   $      1,179,368    $         87,468
      Net realized gain (loss)..................          (322,344)           (226,532)            486,900          (1,848,476)
      Net change in unrealized appreciation
         (depreciation).........................           527,018            (358,330)          8,009,818          (1,249,421)
      Net increase from payment by the advisor..                --                  --                  --                  --
                                                  ----------------    ----------------    ----------------    ----------------
      Net increase (decrease) in net assets
         resulting from operations..............           212,256            (589,597)          9,676,086          (3,010,429)
                                                  ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income.....................            (7,766)             (6,684)         (1,510,854)            (84,846)
      Net realized gain.........................                --                  --                  --                  --
      Return of capital.........................            (4,599)            (21,997)                 --             (35,257)
                                                  ----------------    ----------------    ----------------    ----------------
      Total distributions to shareholders.......           (12,365)            (28,681)         (1,510,854)           (120,103)
                                                  ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold.................         1,299,538           3,043,013         112,463,205          22,531,088
      Cost of shares redeemed...................                --          (1,289,920)        (45,623,789)         (2,055,970)
                                                  ----------------    ----------------    ----------------    ----------------
      Net increase (decrease) in net assets
         resulting from shareholder transactions         1,299,538           1,753,093          66,839,416          20,475,118
                                                  ----------------    ----------------    ----------------    ----------------
      Total increase (decrease) in net assets...         1,499,429           1,134,815          75,004,648          17,344,586

NET ASSETS:
      Beginning of period.......................         1,134,815                  --          17,344,586                  --
                                                  ----------------    ----------------    ----------------    ----------------
      End of period.............................  $      2,634,244    $      1,134,815    $     92,349,234    $     17,344,586
                                                  ================    ================    ================    ================
      Accumulated net investment income (loss)
         at end of period.......................  $           (308)   $             --    $       (253,131)   $        (13,912)
                                                  ================    ================    ================    ================
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
      Shares outstanding, beginning of period...            50,002                  --             452,000                  --
      Shares sold...............................            50,000             100,002           2,750,000             502,000
      Shares redeemed...........................                --             (50,000)         (1,100,000)            (50,000)
                                                  ----------------    ----------------    ----------------    ----------------
      Shares outstanding, end of period.........           100,002              50,002           2,102,000             452,000
                                                  ================    ================    ================    ================


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established. First Trust Portfolios L.P. seeded the First Trust Developed Markets Ex-US AlphaDEX(R) Fund on April 7, 2011 in order to establish the Trust.

Page 112                See Notes to Financial Statements

                                  FIRST TRUST       FIRST TRUST       FIRST TRUST
  FIRST TRUST EMERGING MARKETS      GERMANY            CANADA          AUSTRALIA
            ALPHADEX(R) FUND    ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND
------------------------------  ----------------  ----------------  ----------------
                FOR THE PERIOD   FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD
 FOR THE YEAR   4/18/2011 (a)    2/14/2012 (a)     2/14/2012 (a)     2/14/2012 (a)
    ENDED          THROUGH          THROUGH           THROUGH           THROUGH
  12/31/2012      12/31/2011       12/31/2012        12/31/2012        12/31/2012
--------------  --------------  ----------------  ----------------  ----------------


 $  2,258,672    $    212,772     $     51,179      $     53,243      $    124,055
   (2,750,244)     (1,651,820)         (84,576)         (101,231)         (156,641)

   12,675,950      (1,280,981)         741,843           436,266           311,904
        5,335              --               --                --                --
 ------------    ------------     ------------      ------------      ------------

   12,189,713      (2,720,029)         708,446           388,278           279,318
 ------------    ------------     ------------      ------------      ------------

   (2,312,146)       (169,605)         (49,359)          (73,386)         (156,473)
           --              --               --                --                --
           --              --          (11,517)               --                --
 ------------    ------------     ------------      ------------      ------------
   (2,312,146)       (169,605)         (60,876)          (73,386)         (156,473)
 ------------    ------------     ------------      ------------      ------------

  131,884,147      26,105,860        5,836,444         9,183,436         4,464,790
  (35,753,919)             --       (1,471,068)       (1,594,101)       (1,466,313)
 ------------    ------------     ------------      ------------      ------------

   96,130,228      26,105,860        4,365,376         7,589,335         2,998,477
 ------------    ------------     ------------      ------------      ------------
  106,007,795      23,216,226        5,012,946         7,904,227         3,121,322


   23,216,226              --               --                --                --
 ------------    ------------     ------------      ------------      ------------
 $129,224,021    $ 23,216,226     $  5,012,946      $  7,904,227      $  3,121,322
 ============    ============     ============      ============      ============

 $    (46,548)   $     15,795     $        (94)     $    (19,927)     $    (33,565)
 ============    ============     ============      ============      ============

    1,050,002              --               --                --                --
    5,400,000       1,050,002          200,002           300,002           150,002
   (1,500,000)             --          (50,000)          (50,000)          (50,000)
 ------------    ------------     ------------      ------------      ------------
    4,950,002       1,050,002          150,002           250,002           100,002
 ============    ============     ============      ============      ============


                        See Notes to Financial Statements               Page 113

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
STATEMENTS OF CHANGES IN NET ASSETS - (CONTINUED)


                                                                      FIRST TRUST         FIRST TRUST
                                                                     UNITED KINGDOM          TAIWAN
                                                                    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                    ----------------    ----------------
                                                                     FOR THE PERIOD      FOR THE PERIOD
                                                                     2/14/2012 (a)       2/14/2012 (a)
                                                                        THROUGH             THROUGH
                                                                       12/31/2012          12/31/2012
                                                                    ----------------    ----------------

OPERATIONS:
      Net investment income (loss).............................       $    137,305        $     62,666
      Net realized gain (loss).................................           (157,654)           (146,439)
      Net change in unrealized appreciation (depreciation).....            995,569              21,730
      Net increase from payment by the advisor.................                 --                  --
                                                                      ------------        ------------
      Net increase (decrease) in net assets resulting
         from operations.......................................            975,220             (62,043)
                                                                      ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income....................................           (143,687)            (56,771)
      Net realized gain........................................                 --                  --
      Return of capital........................................                 --             (12,390)
                                                                      ------------        ------------
      Total distributions to shareholders......................           (143,687)            (69,161)
                                                                      ------------        ------------
SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold................................          5,975,267           3,017,325
      Cost of shares redeemed..................................                 --          (1,410,890)
                                                                      ------------        ------------
      Net increase (decrease) in net assets resulting from
         shareholder transactions..............................          5,975,267           1,606,435
                                                                      ------------        ------------
      Total increase (decrease) in net assets..................          6,806,800           1,475,231

NET ASSETS:
      Beginning of period......................................                 --                  --
                                                                      ------------        ------------
      End of period............................................       $  6,806,800        $  1,475,231
                                                                      ============        ============
      Accumulated net investment income (loss)
         at end of period......................................       $     (5,991)       $         --
                                                                      ============        ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
      Shares outstanding, beginning of period..................                 --                  --
      Shares sold..............................................            200,002             100,002
      Shares redeemed..........................................                 --             (50,000)
                                                                      ------------        ------------
      Shares outstanding, end of period........................            200,002              50,002
                                                                      ============        ============


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established. First Trust Portfolios L.P. seeded the First Trust Developed Markets Ex-US AlphaDEX(R) Fund on April 7, 2011 in order to establish the Trust.

Page 114                See Notes to Financial Statements

                                      FIRST TRUST        FIRST TRUST
  FIRST TRUST       FIRST TRUST     DEVELOPED MARKETS  EMERGING MARKETS
   HONG KONG        SWITZERLAND     EX-US SMALL CAP       SMALL CAP
ALPHADEX(R) FUND  ALPHADEX(R) FUND  ALPHADEX(R) FUND   ALPHADEX(R) FUND
----------------  ----------------  ----------------   ----------------
 FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD     FOR THE PERIOD
 2/14/2012 (a)     2/14/2012 (a)     2/15/2012 (a)      2/15/2012 (a)
    THROUGH           THROUGH           THROUGH            THROUGH
   12/31/2012        12/31/2012        12/31/2012         12/31/2012
----------------  ----------------  ----------------   ----------------


  $     59,888      $     69,209      $     52,712       $     56,283
        19,678          (256,369)         (136,498)           (85,807)
       284,479           570,002            84,445            262,046
            --                --                --                 --
  ------------      ------------      ------------       ------------

       364,045           382,842               659            232,522
  ------------      ------------      ------------       ------------

       (66,867)          (98,626)          (70,627)           (60,976)
            --                --                --                 --
            --                --                --                 --
  ------------      ------------      ------------       ------------
       (66,867)          (98,626)          (70,627)           (60,976)
  ------------      ------------      ------------       ------------

     3,019,060         4,572,590         3,067,124          3,036,330
    (1,587,851)               --        (1,472,384)        (1,499,685)
  ------------      ------------      ------------       ------------

     1,431,209         4,572,590         1,594,740          1,536,645
  ------------      ------------      ------------       ------------
     1,728,387         4,856,806         1,524,772          1,708,191


            --                --                --                 --
  ------------      ------------      ------------       ------------
  $  1,728,387      $  4,856,806      $  1,524,772       $  1,708,191
  ============      ============      ============       ============

  $     (6,949)     $    (29,664)     $     (1,102)      $        165
  ============      ============      ============       ============

            --                --                --                 --
       100,002           150,002           100,002            100,002
       (50,000)               --           (50,000)           (50,000)
  ------------      ------------      ------------       ------------
        50,002           150,002            50,002             50,002
  ============      ============      ============       ============


                        See Notes to Financial Statements               Page 115

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND

                                                                               FOR THE PERIOD
                                                          YEAR                 4/18/2011 (a)
                                                          ENDED                   THROUGH
                                                       12/31/2012                12/31/2011
                                                    -----------------        ------------------
Net asset value, beginning of period                   $     22.88              $     29.83
                                                       -----------              -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.44                     0.30
Net realized and unrealized gain (loss)                       4.65                    (6.76)
                                                       -----------              -----------
Total from investment operations                              5.09                    (6.46)
                                                       -----------              -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.44)                   (0.36)
Return of capital                                               --                     (0.13)
                                                       -----------              -----------
Total from distributions                                     (0.44)                   (0.49)
                                                       -----------              -----------
Net asset value, end of period                         $     27.53              $     22.88
                                                       ===========              ===========
TOTAL RETURN (b)                                             22.54%                  (21.78)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   13,765               $     2,288
Ratio of total expenses to average net assets               0.80%                      0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                       1.39%                      1.60% (c)
Portfolio turnover rate (d)                                  105%                        49%


FIRST TRUST EUROPE ALPHADEX(R) FUND
                                                                               FOR THE PERIOD
                                                          YEAR                 4/18/2011 (a)
                                                          ENDED                   THROUGH
                                                       12/31/2012                12/31/2011
                                                    -----------------        ------------------
Net asset value, beginning of period                   $     21.60              $     29.10
                                                       -----------              -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.54                     0.51
Net realized and unrealized gain (loss)                       4.10                    (7.52)
                                                       -----------              -----------
Total from investment operations                              4.64                    (7.01)
                                                       -----------              -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.56)                   (0.49)
                                                       -----------              -----------
Net asset value, end of period                         $     25.68              $     21.60
                                                       ===========              ===========
TOTAL RETURN (b)                                             21.98%                  (24.53)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   30,821               $     5,399
Ratio of total expenses to average net assets                 0.80%                    0.80% (c)
Ratio of net investment income (loss)
   to average net assets                                      1.51%                    2.81% (c)
Portfolio turnover rate (d)                                     74%                      27%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 116                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS - (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND

                                                                               FOR THE PERIOD
                                                          YEAR                 4/18/2011 (a)
                                                          ENDED                   THROUGH
                                                       12/31/2012                12/31/2011
                                                    -----------------        ------------------
Net asset value, beginning of period                   $     24.24              $     29.70
                                                       -----------              -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.86                     0.76
Net realized and unrealized gain (loss)                       2.30                    (5.63)
                                                       -----------              -----------
Total from investment operations                              3.16                    (4.87)
                                                       -----------              -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.80)                   (0.59)
                                                       -----------              -----------
Net asset value, end of period                         $     26.60              $     24.24
                                                       ===========              ===========
TOTAL RETURN (b)                                             13.35%                  (16.41)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $    9,309               $     2,424
Ratio of total expenses to average net assets               0.80%                      0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                       3.24%                      3.97% (c)
Portfolio turnover rate (d)                                  117%                        54%


FIRST TRUST BRAZIL ALPHADEX(R) FUND
                                                                               FOR THE PERIOD
                                                          YEAR                 4/18/2011 (a)
                                                          ENDED                   THROUGH
                                                       12/31/2012                12/31/2011
                                                    -----------------        ------------------
Net asset value, beginning of period                   $     23.04              $     29.69
                                                       -----------              -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.92                     0.43
Net realized and unrealized gain (loss)                       0.38                    (6.79)
                                                       -----------              -----------
Total from investment operations                              1.30                    (6.36)
                                                       -----------              -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.92)                   (0.29)
                                                       -----------              -----------
Net asset value, end of period                         $     23.42              $     23.04
                                                       ===========              ===========
TOTAL RETURN (b)                                              5.80%                  (21.43)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $    5,856               $     6,912
Ratio of total expenses to average net assets                 0.81%                    0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         3.87%                    2.71% (c)
Portfolio turnover rate (d)                                     98%                      46%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements               Page 117

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS - (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CHINA ALPHADEX(R) FUND

                                                                               FOR THE PERIOD
                                                          YEAR                 4/18/2011 (a)
                                                          ENDED                   THROUGH
                                                       12/31/2012                12/31/2011
                                                    -----------------        ------------------
Net asset value, beginning of period                   $     19.67              $     29.90
                                                       -----------              -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.35                     0.45
Net realized and unrealized gain (loss)                       5.09                   (10.23)
                                                       -----------              -----------
Total from investment operations                              5.44                    (9.78)
                                                       -----------              -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.35)                   (0.45)
Return of capital                                            (0.02)                       --
                                                       -----------              -----------
Total from distributions                                     (0.37)                   (0.45)
                                                       -----------              -----------
Net asset value, end of period                         $     24.74              $     19.67
                                                       ===========              ===========
TOTAL RETURN (b)                                             28.05% (e)              (33.08)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $    3,712               $     2,950
Ratio of total expenses to average net assets                 0.80%                    0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         1.77%                    2.56% (c)
Portfolio turnover rate (d)                                    117%                      60%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e) The Fund received a reimbursement from the advisor in the amount of $787. The reimbursement from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.


Page 118                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS - (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST JAPAN ALPHADEX(R) FUND

                                                                              FOR THE PERIOD
                                                          YEAR                 4/18/2011 (a)
                                                          ENDED                   THROUGH
                                                       12/31/2012               12/31/2011
                                                    -----------------        -----------------
Net asset value, beginning of period                   $     37.81              $     39.90
                                                       -----------              -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.55                     0.17
Net realized and unrealized gain (loss)                      (2.29)                   (2.03)
                                                       -----------              -----------
Total from investment operations                             (1.74)                   (1.86)
                                                       -----------              -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.58)                   (0.23)
                                                       -----------              -----------
Net asset value, end of period                         $     35.49              $     37.81
                                                       ===========              ===========
TOTAL RETURN (b)                                             (4.60)%                  (4.66)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $    1,774               $     3,781
Ratio of total expenses to average net assets                 0.80%                    0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         1.41%                    0.61% (c)
Portfolio turnover rate (d)                                    127%                      43%


FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND
                                                                              FOR THE PERIOD
                                                          YEAR                 4/18/2011 (a)
                                                          ENDED                   THROUGH
                                                       12/31/2012               12/31/2011
                                                    -----------------        -----------------
Net asset value, beginning of period                   $     22.70              $     30.11
                                                       -----------              -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.16                    (0.10)
Net realized and unrealized gain (loss)                       3.73                    (6.74)
                                                       -----------              -----------
Total from investment operations                              3.89                    (6.84)
                                                       -----------              -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.16)                   (0.13)
Return of capital                                            (0.09)                   (0.44)
                                                       -----------              -----------
Total from distributions                                     (0.25)                   (0.57)
                                                       -----------              -----------
Net asset value, end of period                         $     26.34              $     22.70
                                                       ===========              ===========
TOTAL RETURN (b)                                             17.32%                  (22.71)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $    2,634               $     1,135
Ratio of total expenses to average net assets                 0.80%                    0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         0.63%                   (0.32)% (c)
Portfolio turnover rate (d)                                     79%                     123%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements               Page 119

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS - (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND

                                                                              FOR THE PERIOD
                                                          YEAR                 4/18/2011 (a)
                                                          ENDED                   THROUGH
                                                       12/31/2012               12/31/2011
                                                    -----------------        -----------------
Net asset value, beginning of period                   $     38.37              $     49.13
                                                       -----------              -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.73                     0.50
Net realized and unrealized gain (loss)                       5.69                   (10.69)
                                                       -----------              -----------
Total from investment operations                              6.42                   (10.19)
                                                       -----------              -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.86)                   (0.42)
Return of capital                                               --                    (0.15)
                                                       -----------              -----------
Total from distributions                                     (0.86)                   (0.57)
                                                       -----------              -----------
Net asset value, end of period                         $     43.93              $     38.37
                                                       ===========              ===========
TOTAL RETURN (b)                                             16.97%                  (20.92)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $   92,349               $    17,345
Ratio of total expenses to average net assets                 0.80%                    0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         1.83%                    1.31% (c)
Portfolio turnover rate (d)                                    161%                      67%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 120                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS - (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND

                                                                              FOR THE PERIOD
                                                          YEAR                 4/18/2011 (a)
                                                          ENDED                   THROUGH
                                                       12/31/2012               12/31/2011
                                                    -----------------        -----------------
Net asset value, beginning of period                   $     22.11              $     29.05
                                                       -----------              -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.56                     0.25
Net realized and unrealized gain (loss)                       4.02                    (6.98)
                                                       -----------              -----------
Total from investment operations                              4.58                    (6.73)
                                                       -----------              -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.58)                   (0.21)
                                                       -----------              -----------
Net asset value, end of period                         $     26.11              $     22.11
                                                       ===========              ===========
TOTAL RETURN (b)                                             21.03% (d)              (23.22)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $  129,224               $    23,216
Ratio of total expenses to average net assets                 0.80%                    0.80% (c)
Ratio of net investment income (loss) to average
   net assets                                                 2.62%                    3.09% (c)
Portfolio turnover rate (e)                                    145%                      56%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) The Fund received a reimbursement from the advisor in the amount of $5,335. The reimbursement from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 121

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS - (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST GERMANY ALPHADEX(R) FUND

                                                      FOR THE PERIOD
                                                       2/14/2012 (a)
                                                          THROUGH
                                                        12/31/2012
                                                   ------------------
Net asset value, beginning of period                   $     30.00
                                                       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.35
Net realized and unrealized gain (loss)                       3.48
                                                       -----------
Total from investment operations                              3.83
                                                       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.33)
Return of capital                                            (0.08)
                                                       -----------
Total from distributions                                     (0.41)
                                                       -----------
Net asset value, end of period                         $     33.42
                                                       ===========
TOTAL RETURN (b)                                             13.09%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $     5,013
Ratio of total expenses to average net assets                 0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         1.51% (c)
Portfolio turnover rate (d)                                     52%


FIRST TRUST CANADA ALPHADEX(R) FUND

                                                      FOR THE PERIOD
                                                       2/14/2012 (a)
                                                          THROUGH
                                                        12/31/2012
                                                   ------------------
Net asset value, beginning of period                   $     29.85
                                                       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.30
Net realized and unrealized gain (loss)                       1.85
                                                       -----------
Total from investment operations                              2.15
                                                       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.38)
                                                       -----------
Net asset value, end of period                         $     31.62
                                                       ===========
TOTAL RETURN (b)                                             7.26%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $     7,904
Ratio of total expenses to average net assets                 0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         1.36% (c)
Portfolio turnover rate (d)                                     66%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 122                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS - (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND

                                                      FOR THE PERIOD
                                                       2/14/2012 (a)
                                                          THROUGH
                                                        12/31/2012
                                                   ------------------
Net asset value, beginning of period                   $     30.00
                                                       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  1.24
Net realized and unrealized gain (loss)                       1.53
                                                       -----------
Total from investment operations                              2.77
                                                       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (1.56)
                                                       -----------
Net asset value, end of period                         $     31.21
                                                       ===========
TOTAL RETURN (b)                                              9.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $     3,121
Ratio of total expenses to average net assets                 0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         4.63% (c)
Portfolio turnover rate (d)                                     62%


FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND

                                                      FOR THE PERIOD
                                                       2/14/2012 (a)
                                                          THROUGH
                                                        12/31/2012
                                                   ------------------
Net asset value, beginning of period                   $     30.12
                                                       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.83
Net realized and unrealized gain (loss)                       3.94
                                                       -----------
Total from investment operations                              4.77
                                                       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.86)
                                                       -----------
Net asset value, end of period                         $     34.03
                                                       ===========
TOTAL RETURN (b)                                             16.17%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $     6,807
Ratio of total expenses to average net assets                 0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         3.07% (c)
Portfolio turnover rate (d)                                     42%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.


(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements               Page 123

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS - (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TAIWAN ALPHADEX(R) FUND

                                                      FOR THE PERIOD
                                                       2/14/2012 (a)
                                                          THROUGH
                                                        12/31/2012
                                                   ------------------
Net asset value, beginning of period                   $     30.00
                                                       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.68
Net realized and unrealized gain (loss)                      (0.49)
                                                       -----------
Total from investment operations                              0.19
                                                       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.57)
Return of capital                                            (0.12)
                                                       -----------
Total from distributions                                     (0.69)
                                                       -----------
Net asset value, end of period                         $     29.50
                                                       ===========
TOTAL RETURN (b)                                              0.71%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $     1,475
Ratio of total expenses to average net assets                 0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         2.84% (c)
Portfolio turnover rate (d)                                     85%


FIRST TRUST HONG KONG ALPHADEX(R) FUND

                                                      FOR THE PERIOD
                                                   FEBRUARY 14, 2012 (a)
                                                          THROUGH
                                                     DECEMBER 31, 2012
                                                   ------------------
Net asset value, beginning of period                   $     30.19
                                                       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.70
Net realized and unrealized gain (loss)                       4.52
                                                       -----------
Total from investment operations                              5.22
                                                       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.84)
                                                       -----------
Net asset value, end of period                         $     34.57
                                                       ===========
TOTAL RETURN (b)                                             17.60%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $     1,728
Ratio of total expenses to average net assets                 0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         2.56% (c)
Portfolio turnover rate (d)                                     46%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 124                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS - (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND

                                                      FOR THE PERIOD
                                                       2/14/2012 (a)
                                                          THROUGH
                                                        12/31/2012
                                                   ------------------
Net asset value, beginning of period                   $     30.11
                                                       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.47
Net realized and unrealized gain (loss)                       2.47
                                                       -----------
Total from investment operations                              2.94
                                                       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.67)
                                                       -----------
Net asset value, end of period                         $     32.38
                                                       ===========
TOTAL RETURN (b)                                             10.04%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $     4,857
Ratio of total expenses to average net assets                 0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         1.86% (c)
Portfolio turnover rate (d)                                     36%


FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND

                                                      FOR THE PERIOD
                                                       2/15/2012 (a)
                                                          THROUGH
                                                        12/31/2012
                                                   ------------------
Net asset value, beginning of period                   $     30.48
                                                       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.65
Net realized and unrealized gain (loss)                       0.37
                                                       -----------
Total from investment operations                              1.02
                                                       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (1.01)
                                                       -----------
Net asset value, end of period                         $     30.49
                                                       ===========
TOTAL RETURN (b)                                              3.52%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $     1,525
Ratio of total expenses to average net assets                 0.80% (c)
Ratio of net investment income (loss) to average
   net assets                                                 2.41% (c)

Portfolio turnover rate (d)                                    183%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements               Page 125

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS - (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND

                                                      FOR THE PERIOD
                                                       2/15/2012 (a)
                                                          THROUGH
                                                        12/31/2012
                                                   ------------------
Net asset value, beginning of period                   $     30.27
                                                       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.59
Net realized and unrealized gain (loss)                       3.98
                                                       -----------
Total from investment operations                              4.57
                                                       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.68)
                                                       -----------
Net asset value, end of period                         $     34.16
                                                       ===========
TOTAL RETURN (b)                                             15.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $     1,708
Ratio of total expenses to average net assets                 0.80% (c)
Ratio of net investment income (loss) to
   average net assets                                         2.53% (c)
Portfolio turnover rate (d)                                    162%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 126                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2012

1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 3, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eighteen funds:

      First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund - (NYSE Arca, Inc.
         ("NYSE Arca") ticker "FPA")
      First Trust Europe AlphaDEX(R) Fund - (NYSE Arca ticker "FEP")
      First Trust Latin America AlphaDEX(R) Fund - (NYSE Arca ticker "FLN") First Trust Brazil AlphaDEX(R) Fund - (NYSE Arca ticker "FBZ")
      First Trust China AlphaDEX(R) Fund - (NYSE Arca ticker "FCA")
      First Trust Japan AlphaDEX(R) Fund - (NYSE Arca ticker "FJP")
      First Trust South Korea AlphaDEX(R) Fund - (NYSE Arca ticker "FKO") First Trust Developed Markets Ex-US AlphaDEX(R) Fund - (NYSE Arca ticker
         "FDT")
      First Trust Emerging Markets AlphaDEX(R) Fund - (NYSE Arca ticker "FEM") First Trust Germany AlphaDEX(R) Fund - (NYSE Arca ticker "FGM")
      First Trust Canada AlphaDEX(R) Fund - (NYSE Arca ticker "FCAN")
      First Trust Australia AlphaDEX(R) Fund - (NYSE Arca ticker "FAUS")
      First Trust United Kingdom AlphaDEX(R) Fund - (NYSE Arca ticker "FKU") First Trust Taiwan AlphaDEX(R) Fund - (NYSE Arca ticker "FTW")
      First Trust Hong Kong AlphaDEX(R) Fund - (NYSE Arca ticker "FHK")
      First Trust Switzerland AlphaDEX(R) Fund - (NYSE Arca ticker "FSZ") First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund - (NYSE
         Arca ticker "FDTS")
      First Trust Emerging Markets Small Cap AlphaDEX(R) Fund - (NYSE Arca ticker "FEMS")

Each fund represents a separate series of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the NYSE Arca. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund              Defined Asia Pacific Ex-Japan Index
First Trust Europe AlphaDEX(R) Fund                             Defined Europe Index
First Trust Latin America AlphaDEX(R) Fund                      Defined Latin America Index
First Trust Brazil AlphaDEX(R) Fund                             Defined Brazil Index
First Trust China AlphaDEX(R) Fund                              Defined China Index
First Trust Japan AlphaDEX(R) Fund                              Defined Japan Index
First Trust South Korea AlphaDEX(R) Fund                        Defined South Korea Index
First Trust Developed Markets Ex-US AlphaDEX(R) Fund            Defined Developed Markets Ex-US Index
First Trust Emerging Markets AlphaDEX(R) Fund                   Defined Emerging Markets Index
First Trust Germany AlphaDEX(R) Fund                            Defined Germany Index
First Trust Canada AlphaDEX(R) Fund                             Defined Canada Index
First Trust Australia AlphaDEX(R) Fund                          Defined Australia Index
First Trust United Kingdom AlphaDEX(R) Fund                     Defined United Kingdom Index
First Trust Taiwan AlphaDEX(R) Fund                             Defined Taiwan Index
First Trust Hong Kong AlphaDEX(R) Fund                          Defined Hong Kong Index
First Trust Switzerland AlphaDEX(R) Fund                        Defined Switzerland Index
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund  Defined Developed Markets ex-US Small Cap Index
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund         Defined Emerging Markets Small Cap Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2012

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. All securities and other assets of each Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. Each Fund's securities will be valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ or the AIM, are valued at the closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1) the type of security;

      2) the size of the holding;

      3) the initial cost of the security;

      4) transactions in comparable securities;

      5) price quotes from dealers and/or pricing services;

      6) relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8) an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2) ADR trading of similar securities;

      3) closed-end fund trading of similar securities;

      4) foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6) factors relating to the event that precipitated the pricing problem;

      7) whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between the Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

Page 128

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2012

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2012, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the REIT's fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

D. SECURITIES LENDING

The Funds may lend securities representing up to 20% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is value at the beginning of each business day using the market value of the loaned securities from the prior business day. If additional collateral is necessary, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Fund.

Under the Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for

                                                                        Page 129



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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2012

the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, only FDT and FEM have securities in the securities lending program.

E. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Effective May 1, 2012, dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Prior to May 1, 2012, dividends from net investment income were declared and paid semi-annually for FPA, FEP, FLN, FBZ, FCA, FJP, FKO, FDT and FEM. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the year ended December 31, 2012 was as follows:

                                                                    Distributions      Distributions      Distributions
                                                                      paid from          paid from          paid from
                                                                       Ordinary           Capital           Return of
                                                                        Income             Gains             Capital
                                                                   ----------------   ----------------   ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                    $   67,541         $       --         $       --
First Trust Europe AlphaDEX(R) Fund                                      111,606                 --                 --
First Trust Latin America AlphaDEX(R) Fund                               131,037                 --                 --
First Trust Brazil AlphaDEX(R) Fund                                      263,262                 --                 --
First Trust China AlphaDEX(R) Fund                                        52,465                 --              2,691
First Trust Japan AlphaDEX(R) Fund                                        43,306                 --                 --
First Trust South Korea AlphaDEX(R) Fund                                   7,766                 --              4,599
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                   1,510,854                 --                 --
First Trust Emerging Markets AlphaDEX(R) Fund                          2,312,146                 --                 --
First Trust Germany AlphaDEX(R) Fund                                      49,359                 --             11,517
First Trust Canada AlphaDEX(R) Fund                                       73,386                 --                 --
First Trust Australia AlphaDEX(R) Fund                                   156,473                 --                 --
First Trust United Kingdom AlphaDEX(R) Fund                              143,687                 --                 --
First Trust Taiwan AlphaDEX(R) Fund                                       56,771                 --             12,390
First Trust Hong Kong AlphaDEX(R) Fund                                    66,867                 --                 --
First Trust Switzerland AlphaDEX(R) Fund                                  98,626                 --                 --
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund            70,627                 --                 --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                   60,976                 --                 --


The tax character of distributions paid by each Fund during the period ended December 31, 2011 was as follows:

                                                                    Distributions      Distributions      Distributions
                                                                      paid from          paid from          paid from
                                                                       Ordinary           Capital           Return of
                                                                        Income             Gains             Capital
                                                                   ----------------   ----------------   ----------------

First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                    $   36,758         $       --         $   12,643
First Trust Europe AlphaDEX(R) Fund                                       50,951                 --                 --
First Trust Latin America AlphaDEX(R) Fund                                58,541                 --                 --
First Trust Brazil AlphaDEX(R) Fund                                       86,161                 --                 --
First Trust China AlphaDEX(R) Fund                                        48,181                 --                 --
First Trust Japan AlphaDEX(R) Fund                                        22,964                 --                136
First Trust South Korea AlphaDEX(R) Fund                                   6,684                 --             21,997
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                      84,846                 --             35,257
First Trust Emerging Markets AlphaDEX(R) Fund                            169,605                 --                 --

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2012

As of December 31, 2012, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                        Accumulated            Net
                                                                    Undistributed       Capital and         Unrealized
                                                                       Ordinary            Other           Appreciation
                                                                        Income          Gain (Loss)       (Depreciation)
                                                                   ----------------   ----------------   ----------------

First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                    $   32,183        $  (468,564)        $  553,451
First Trust Europe AlphaDEX(R) Fund                                        9,657           (538,740)         1,371,256
First Trust Latin America AlphaDEX(R) Fund                                47,899           (534,874)           297,566
First Trust Brazil AlphaDEX(R) Fund                                       17,514         (1,725,603)         (293,758)
First Trust China AlphaDEX(R) Fund                                            --           (958,731)           494,426
First Trust Japan AlphaDEX(R) Fund                                         6,380           (535,056)         (113,430)
First Trust South Korea AlphaDEX(R) Fund                                      --           (545,262)           166,025
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                      27,397         (4,489,895)         6,119,361
First Trust Emerging Markets AlphaDEX(R) Fund                            153,024         (5,324,443)         9,609,453
First Trust Germany AlphaDEX(R) Fund                                          --           (166,834)           667,591
First Trust Canada AlphaDEX(R) Fund                                           --           (366,399)           383,266
First Trust Australia AlphaDEX(R) Fund                                     4,248           (263,458)           264,398
First Trust United Kingdom AlphaDEX(R) Fund                                1,457           (137,125)           967,201
First Trust Taiwan AlphaDEX(R) Fund                                           --           (140,633)            18,991
First Trust Hong Kong AlphaDEX(R) Fund                                     1,483           (133,118)           274,518
First Trust Switzerland AlphaDEX(R) Fund                                   3,939           (248,566)           528,843
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund             2,350           (205,477)            77,903
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                    8,926           (168,982)           251,510

F. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2011 and 2012 remain open to federal and state audit. As of December 31, 2012, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At December 31, 2012, for federal income tax purposes, each Fund has capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryfowards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Page 131

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2012

                                                                  Capital Loss
                                                                   Available
                                                                ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                $    468,564
First Trust Europe AlphaDEX(R) Fund                                    538,740
First Trust Latin America AlphaDEX(R) Fund                             534,874
First Trust Brazil AlphaDEX(R) Fund                                  1,725,603
First Trust China AlphaDEX(R) Fund                                     958,731
First Trust Japan AlphaDEX(R) Fund                                     535,056
First Trust South Korea AlphaDEX(R) Fund                               544,954
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                 4,489,895
First Trust Emerging Markets AlphaDEX(R) Fund                        5,324,443
First Trust Germany AlphaDEX(R) Fund                                   166,740
First Trust Canada AlphaDEX(R) Fund                                    364,756
First Trust Australia AlphaDEX(R) Fund                                 263,458
First Trust United Kingdom AlphaDEX(R) Fund                            137,125
First Trust Taiwan AlphaDEX(R) Fund                                    140,633
First Trust Hong Kong AlphaDEX(R) Fund                                 133,118
First Trust Switzerland AlphaDEX(R) Fund                               248,566
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund         205,477
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                168,982


Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for Federal income tax purposes. For the fiscal year ended December 31, 2012, the Funds incurred and elected to defer net ordinary losses as follows:

                                                                Ordinary Losses
                                                                ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                $         --
First Trust Europe AlphaDEX(R) Fund                                         --
First Trust Latin America AlphaDEX(R) Fund                                  --
First Trust Brazil AlphaDEX(R) Fund                                         --
First Trust China AlphaDEX(R) Fund                                          --
First Trust Japan AlphaDEX(R) Fund                                          --
First Trust South Korea AlphaDEX(R) Fund                                   308
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                        --
First Trust Emerging Markets AlphaDEX(R) Fund                               --
First Trust Germany AlphaDEX(R) Fund                                        94
First Trust Canada AlphaDEX(R) Fund                                      1,643
First Trust Australia AlphaDEX(R) Fund                                      --
First Trust United Kingdom AlphaDEX(R) Fund                                 --
First Trust Taiwan AlphaDEX(R) Fund                                         --
First Trust Hong Kong AlphaDEX(R) Fund                                      --
First Trust Switzerland AlphaDEX(R) Fund                                    --
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund              --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                     --


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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2012

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the year ended December 31, 2012, the adjustments for each Fund were as follows:

                                                                                         Accumulated
                                                                      Accumulated       Net Realized
                                                                    Net Investment     Gain (Loss) on           Paid-in
                                                                     Income (Loss)       Investments            Capital
                                                                   ----------------   ----------------   ----------------

First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                    $    3,871        $  (186,133)        $  182,262
First Trust Europe AlphaDEX(R) Fund                                       18,993           (450,073)           431,080
First Trust Latin America AlphaDEX(R) Fund                                  (889)               983                (94)
First Trust Brazil AlphaDEX(R) Fund                                      (10,322)            10,939               (617)
First Trust China AlphaDEX(R) Fund                                          (302)          (154,945)           155,247
First Trust Japan AlphaDEX(R) Fund                                         1,201            (41,897)            40,696
First Trust South Korea AlphaDEX(R) Fund                                    (124)               124                 --
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                      92,267         (3,708,069)         3,615,802
First Trust Emerging Markets AlphaDEX(R) Fund                             (8,869)        (2,541,030)         2,549,899
First Trust Germany AlphaDEX(R) Fund                                      (1,914)          (156,416)           158,330
First Trust Canada AlphaDEX(R) Fund                                          216           (298,241)           298,025
First Trust Australia AlphaDEX(R) Fund                                    (1,147)          (116,510)           117,657
First Trust United Kingdom AlphaDEX(R) Fund                                  391               (391)                --
First Trust Taiwan AlphaDEX(R) Fund                                       (5,895)             3,067              2,828
First Trust Hong Kong AlphaDEX(R) Fund                                        30           (154,325)           154,295
First Trust Switzerland AlphaDEX(R) Fund                                    (247)               247                 --
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund            16,813            (72,069)            55,256
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                    4,858            (84,950)            80,092

G. EXPENSES

Expenses that are directly related to the Funds are charged to First Trust Advisors L.P. ("First Trust" or the "Advisor") pursuant to the Investment Management Agreement, with the exception of Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest and other extraordinary expenses, which are paid by each respective Fund.

First Trust Portfolios L.P. ("FTP") has entered into licensing agreements with Standard & Poor's Financial Services LLC ("Licensor") for the Funds. The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

First Trust is paid an annual unitary management fee of 0.80% of each Fund's average daily net assets. First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, including any compensation to Trustees, and excluding Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, and other extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

During the fiscal year ended December 31, 2012, FEM and FCA received a payment from the Advisor of $5,335 and $787, respectively, in connection with a trade error.

The Trust has multiple service agreements with BBH. Under the servicing agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BBH is responsible for custody of the Trust's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Trust.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2012

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Trust. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Funds and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Funds.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013 before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                      Purchases            Sales
                                                                   ----------------   ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                   $  8,293,201       $  3,921,488
First Trust Europe AlphaDEX(R) Fund                                     5,341,605          4,587,141
First Trust Latin America AlphaDEX(R) Fund                             10,892,932          5,535,078
First Trust Brazil AlphaDEX(R) Fund                                     6,461,988          7,515,651
First Trust China AlphaDEX(R) Fund                                      3,542,996          3,546,684
First Trust Japan AlphaDEX(R) Fund                                      3,790,010          3,889,224
First Trust South Korea AlphaDEX(R) Fund                                2,229,939          1,034,729
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                  107,599,584         99,438,544
First Trust Emerging Markets AlphaDEX(R) Fund                         168,798,806        124,542,777
First Trust Germany AlphaDEX(R) Fund                                    4,853,033          2,109,484
First Trust Canada AlphaDEX(R) Fund                                     2,948,636          2,940,095
First Trust Australia AlphaDEX(R) Fund                                  4,591,410          1,890,026
First Trust United Kingdom AlphaDEX(R) Fund                             2,127,848          2,144,201
First Trust Taiwan AlphaDEX(R) Fund                                     3,653,838          2,108,429
First Trust Hong Kong AlphaDEX(R) Fund                                  1,198,467          1,219,875
First Trust Switzerland AlphaDEX(R) Fund                                1,568,577          1,608,699
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund          7,186,647          4,520,583
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                 5,063,611          4,046,214

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2012

For the year ended December 31, 2012, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                      Purchases            Sales
                                                                   ----------------   ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                   $  7,382,756       $  1,396,979
First Trust Europe AlphaDEX(R) Fund                                    25,207,989          2,421,288
First Trust Latin America AlphaDEX(R) Fund                              1,124,082                 --
First Trust Brazil AlphaDEX(R) Fund                                            --                 --
First Trust China AlphaDEX(R) Fund                                      1,201,469          1,075,889
First Trust Japan AlphaDEX(R) Fund                                             --          1,715,071
First Trust South Korea AlphaDEX(R) Fund                                   94,270                 --
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                   99,252,101         41,231,468
First Trust Emerging Markets AlphaDEX(R) Fund                          78,415,478         26,686,931
First Trust Germany AlphaDEX(R) Fund                                    2,824,050          1,208,915
First Trust Canada AlphaDEX(R) Fund                                     9,149,464          1,596,018
First Trust Australia AlphaDEX(R) Fund                                  1,451,700          1,214,015
First Trust United Kingdom AlphaDEX(R) Fund                             5,971,560                 --
First Trust Taiwan AlphaDEX(R) Fund                                        99,604             48,288
First Trust Hong Kong AlphaDEX(R) Fund                                  3,018,560          1,574,863
First Trust Switzerland AlphaDEX(R) Fund                                4,569,378                 --
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                 --          1,090,261
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                 1,628,900          1,112,224


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of a Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2012

The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

                                                                       Creation          Redemption
                                                                     Transaction        Transaction
                                                                         Fees               Fees
                                                                   ----------------   ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                   $      3,500       $      3,500
First Trust Europe AlphaDEX(R) Fund                                         4,000              4,000
First Trust Latin America AlphaDEX(R) Fund                                  2,500              2,500
First Trust Brazil AlphaDEX(R) Fund                                         2,500              2,500
First Trust China AlphaDEX(R) Fund                                          2,000              2,000
First Trust Japan AlphaDEX(R) Fund                                          1,000              1,000
First Trust South Korea AlphaDEX(R) Fund                                    1,500              1,500
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                        5,500              5,500
First Trust Emerging Markets AlphaDEX(R) Fund                               7,000              7,000
First Trust Germany AlphaDEX(R) Fund                                        1,000              1,000
First Trust Canada AlphaDEX(R) Fund                                           500                500
First Trust Australia AlphaDEX(R) Fund                                      1,200              1,200
First Trust United Kingdom AlphaDEX(R) Fund                                   500                500
First Trust Taiwan AlphaDEX(R) Fund                                         1,600              1,600
First Trust Hong Kong AlphaDEX(R) Fund                                      1,600              1,600
First Trust Switzerland AlphaDEX(R) Fund                                    1,000              1,000
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund              9,000              9,000
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                     9,000              9,000


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, will not pay 12b-1 fees any time before April 30, 2013.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II:

We have audited the accompanying statements of assets and liabilities of First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund, First Trust Europe AlphaDEX(R) Fund, First Trust Latin America AlphaDEX(R) Fund, First Trust Brazil AlphaDEX(R) Fund, First Trust China AlphaDEX(R) Fund, First Trust Japan AlphaDEX(R) Fund, First Trust South Korea AlphaDEX(R) Fund, First Trust Developed Markets Ex-US AlphaDEX(R) Fund, First Trust Emerging Markets AlphaDEX(R) Fund, First Trust Germany AlphaDEX(R) Fund, First Trust Canada AlphaDEX(R) Fund, First Trust Australia AlphaDEX(R) Fund, First Trust United Kingdom AlphaDEX(R) Fund, First Trust Taiwan AlphaDEX(R) Fund, First Trust Hong Kong AlphaDEX(R) Fund, First Trust Switzerland AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund, and First Trust Emerging Markets Small Cap AlphaDEX(R) Fund, each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Fund"), including the portfolios of investments, as of December 31, 2012, and the related statements of operations for the period then ended and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded AlphaDEX(R) Fund II as of December 31, 2012, and the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 28, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2012 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2012, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                             Dividends Received Deduction
                                                             ----------------------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                      0.00%
First Trust Europe AlphaDEX(R) Fund                                     0.00%
First Trust Latin America AlphaDEX(R) Fund                              0.00%
First Trust Brazil AlphaDEX(R) Fund                                     0.00%
First Trust China AlphaDEX(R) Fund                                      0.00%
First Trust Japan AlphaDEX(R) Fund                                      0.00%
First Trust South Korea AlphaDEX(R) Fund                                0.00%
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                    0.00%
First Trust Emerging Markets AlphaDEX(R) Fund                           0.00%
First Trust Germany AlphaDEX(R) Fund                                    0.00%
First Trust Canada AlphaDEX(R) Fund                                     0.00%
First Trust Australia AlphaDEX(R) Fund                                  0.00%
First Trust United Kingdom AlphaDEX(R) Fund                             0.00%
First Trust Taiwan AlphaDEX(R) Fund                                     0.00%
First Trust Hong Kong AlphaDEX(R) Fund                                  0.00%
First Trust Switzerland AlphaDEX(R) Fund                                0.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund          0.00%
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                 0.00%

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

For the taxable year ended December 31, 2012, the following percentage of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                               Qualified Dividend Income
                                                             ----------------------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                     32.16%
First Trust Europe AlphaDEX(R) Fund                                   100.00%
First Trust Latin America AlphaDEX(R) Fund                              3.99%
First Trust Brazil AlphaDEX(R) Fund                                     0.00%
First Trust China AlphaDEX(R) Fund                                     81.17%
First Trust Japan AlphaDEX(R) Fund                                    100.00%
First Trust South Korea AlphaDEX(R) Fund                              100.00%
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                   78.50%
First Trust Emerging Markets AlphaDEX(R) Fund                          58.13%
First Trust Germany AlphaDEX(R) Fund                                  100.00%
First Trust Canada AlphaDEX(R) Fund                                    81.61%
First Trust Australia AlphaDEX(R) Fund                                 71.40%
First Trust United Kingdom AlphaDEX(R) Fund                           100.00%
First Trust Taiwan AlphaDEX(R) Fund                                     0.00%
First Trust Hong Kong AlphaDEX(R) Fund                                  0.00%
First Trust Switzerland AlphaDEX(R) Fund                              100.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund         49.89%
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                23.65%


The following Funds meet the requirements of Section 853 of the Internal Revenue Code and elect to pass through to its shareholders credit for foreign taxes paid. The total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                     Gross Foreign Income                Gross Foreign Taxes
                                                                -------------------------------    -------------------------------
                                                                     Amount        Per Share            Amount        Per Share
                                                                -------------------------------    -------------------------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                 $   80,541     $    0.16           $    3,693     $    0.01
First Trust Europe AlphaDEX(R) Fund                                   141,278          0.12               13,803          0.01
First Trust Latin America AlphaDEX(R) Fund                            196,616          0.56               12,873          0.04
First Trust Brazil AlphaDEX(R) Fund                                   335,411          1.34               21,411          0.09
First Trust China AlphaDEX(R) Fund                                     81,365          0.54                4,849          0.03
First Trust Japan AlphaDEX(R) Fund                                     70,689          1.41                4,948          0.10
First Trust South Korea AlphaDEX(R) Fund                               20,657          0.21                3,424          0.03
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                1,839,270          0.88              143,787          0.07
First Trust Emerging Markets AlphaDEX(R) Fund                       3,203,384          0.65              268,624          0.05
First Trust Germany AlphaDEX(R) Fund                                   89,423          0.60               11,066          0.74
First Trust Canada AlphaDEX(R) Fund                                    99,542          0.40               14,923          0.06
First Trust Australia AlphaDEX(R) Fund                                148,683          1.49                3,214          0.03
First Trust United Kingdom AlphaDEX(R) Fund                                --            --                   --            --
First Trust Taiwan AlphaDEX(R) Fund                                   104,184          2.08               20,034          0.40
First Trust Hong Kong AlphaDEX(R) Fund                                     --            --                   --            --
First Trust Switzerland AlphaDEX(R) Fund                              108,250          0.72                9,278          0.06
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund         75,383          1.51                4.923          0.10
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                83,172          1.66                7,689          0.15

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2012 (UNAUDITED)

Each Fund's respective statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                     TERM OF OFFICE                                               THE FIRST TRUST       OTHER
    NAME, ADDRESS,                   AND YEAR FIRST                                                FUND COMPLEX    TRUSTEESHIPS OR
   DATE OF BIRTH AND                   ELECTED OR             PRINCIPAL OCCUPATIONS                 OVERSEEN BY     DIRECTORSHIPS
POSITION WITH THE TRUST                 APPOINTED              DURING PAST 5 YEARS                    TRUSTEE      HELD BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o  Indefinite Term        Physician; President, Wheaton             98        None
c/o First Trust Advisors L.P.                                 Orthopedics; Co-Owner and Co-Director
120 East Liberty Drive,             o  Since Inception        (January 1996 to May 2007), Sports Med
  Suite 400                                                   Center for Fitness; Limited Partner,
Wheaton, IL 60187                                             Gundersen Real Estate Limited
D.O.B.: 04/51                                                 Partnership; Member, Sportsmed LLC


Thomas R. Kadlec, Trustee           o  Indefinite Term        President (March 2010 to Present),        98        Director of ADM
c/o First Trust Advisors L.P.                                 Senior Vice President and Chief                     Investor Services,
120 East Liberty Drive,             o  Since Inception        Financial Officer (May 2007 to March                Inc. and ADM
  Suite 400                                                   2010), Vice President and Chief                     Investor Services,
Wheaton, IL 60187                                             Financial Officer (1990 to May 2007),               International
D.O.B.: 11/57                                                 ADM Investor Services, Inc. (Futures
                                                              Commission Merchant)


Robert F. Keith, Trustee            o  Indefinite Term        President (2003 to Present), Hibs         98        Director of Trust
c/o First Trust Advisors L.P.                                 Enterprises (Financial and Management               Company of
120 East Liberty Drive,             o  Since Inception        Consulting)                                         Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee            o  Indefinite Term        President and Chief Executive Officer     98        Director of
c/o First Trust Advisors L.P.                                 (June 2012 to Present), Dew Learning                Covenant
120 East Liberty Drive,             o  Since Inception        LLC (Educational Products and                       Transport Inc.
  Suite 400                                                   Services); President (June 2002 to
Wheaton, IL 60187                                             June 2012), Covenant College
D.O.B.: 03/54

-----------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee          o  Indefinite Term        Chief Executive Officer (December 2010    98        None
and Chairman of the Board                                     to Present), President (until December
120 East Liberty Drive,             o  Since Inception        2010), First Trust Advisors L.P. and
  Suite 400                                                   First Trust Portfolios L.P.; Chairman
Wheaton, IL 60187                                             of the Board of Directors, BondWave
D.O.B.: 09/55                                                 LLC (Software Development Company/
                                                              Investment Advisor) and Stonebridge
                                                              Advisors LLC (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2012 (UNAUDITED)

                        POSITION AND                 TERM OF OFFICE
     NAME, ADDRESS         OFFICES                    AND LENGTH OF          PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH     WITH TRUST                      SERVICE              DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley         President and Chief          o  Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,        Executive Officer                                and Chief Financial Officer, First Trust Advisors
  Suite 400                                          o  President and Chief   L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                       Executive Officer     Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                           Since January 2012    Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)
                                                     o  Treasurer, Chief
                                                        Financial Officer and
                                                        Chief Accounting
                                                        Officer from
                                                        Inception to
                                                        January 2012

James M. Dykas          Treasurer, Chief             o  Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Financial Officer and                                 President (April 2007 to Present), Vice
  Suite 400             Chief Accounting Officer     o  Treasurer, Chief      President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                       Financial Officer     Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66                                           and Chief Accounting
                                                        Officer Since
                                                        January 2012

                                                     o  Assistant Treasurer
                                                        from December 2005
                                                        to January 2012

W. Scott Jardine        Secretary and Chief Legal    o  Indefinite Term       General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Officer                                               Trust Portfolios L.P. and BondWave LLC (Software
  Suite 400                                          o  Since Inception       Development Company/Investment Advisor);
Wheaton, IL 60187                                                             Secretary of Stonebridge Advisors LLC (Investment
D.O.B.: 05/60                                                                 Advisor)

Daniel J. Lindquist     Vice President               o  Indefinite Term       Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                         Present), First Trust Advisors L.P. and First Trust
  Suite 400                                          o  Since Inception       Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher         Assistant Secretary and      o  Indefinite Term       Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,   Chief Compliance Officer                              First Trust Advisors L.P. and First Trust Portfolios
  Suite 400                                          o  Assistant Secretary   L.P.
Wheaton, IL 60187                                       Since Inception
D.O.B.: 12/66
                                                     o  Chief Compliance
                                                        Officer Since
                                                        Inception

Roger F. Testin         Vice President               o  Indefinite Term       Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2001 to November 2003),
  Suite 400                                          o  Since Inception       First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                             L.P.
D.O.B.: 06/66

Stan Ueland             Vice President               o  Indefinite Term       Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2005 to September 2012),
  Suite 400                                          o  Since Inception       First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                             L.P.
D.O.B.: 11/70

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

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RISK CONSIDERATIONS
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2012 (UNAUDITED)

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II.

The following summarizes some of the risks that should be considered for the Funds. Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on an exchange may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

Each Fund's shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

You should anticipate that the value of each Fund's shares will decline more or less in correlation with any decline in the value of the Fund's corresponding Index.

Each Fund's return may not match the return of the Fund's corresponding Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Fund's corresponding Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Fund's corresponding Index or the ratios between the securities included in the Index.

Each Fund is exposed to additional market risk due to the Funds' policy of investing principally in the securities included in each Fund's corresponding Index. As a result of this policy, securities held by the Funds will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Fund's corresponding Index.

Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Each Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issues.

The Funds rely on a license with the Index Provider that permits the Funds to use the Index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Funds. Such license may be terminated by the Index Provider and, as a result, the Funds may lose their ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust for use by the Funds. Accordingly in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Funds.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

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RISK CONSIDERATIONS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2012 (UNAUDITED)

Each Fund may invest in Depositary Receipts, which may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

The Funds are not actively managed. The Funds invests in securities included in or representative of its Index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

Each Fund is subject to the risk of inflation, which is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Because each Fund's NAV is determined on the basis of U.S. dollars and the Funds invest in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

Certain of the Funds currently intend to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in such a Fund may be less tax-efficient than an investment in a more conventional exchange-traded fund. Exchange-traded funds are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because certain of the Funds currently intend to effect a significant portion of redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gains on these sales by such a Fund will generally cause the Fund to recognize gains it might not otherwise have recognized, or to recognize such gains sooner than would otherwise be required if it were to distribute portfolio securities in-kind. Such Funds generally intend to distribute these gains to shareholders to avoid being taxed on these gains at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. Brazil may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of a Fund's shares than for more conventional exchange-traded funds.

The First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund invests in securities issued by companies operating in the Asia Pacific region. The Fund is more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Asia Pacific region than a fund that is more geographically diversified. The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship creates a risk with this dependency on global growth. The respective stock markets tend to have a larger prevalence of smaller companies that are inherently more volatile and less liquid than larger comparables. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region. The Fund invests heavily in companies operating in South Korea and Hong Kong. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula. Hong Kong companies are subject to risks related to Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

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RISK CONSIDERATIONS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2012 (UNAUDITED)

The First Trust Europe AlphaDEX(R) Fund invests in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single transnational currency. The Euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences.

The First Trust Latin America AlphaDEX(R) Fund invests in securities issued by companies operating in Latin America. The Fund is therefore subject to certain risks associated specifically with this region. The value of Fund shares may be adversely affected by political, economic, and social instability; inadequate investor protection; changes in laws or regulations of countries within Latin America; international relations with other nations; natural disasters; corruption and military activity. The economies of many Latin American countries differ from the economies of more developed countries in many respects. Certain Latin American countries are highly dependent upon and may be affected by developments in the United States, Europe and other Latin American economies. The Fund invests heavily in companies operating in Brazil. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices. Brazilian securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States.

The First Trust Brazil AlphaDEX(R) Fund invests in companies that are operating in Brazil. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices. Brazilian securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like Brazil.

The First Trust China AlphaDEX(R) Fund may invest in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Therefore, H shares may be susceptible to greater price fluctuations. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. Chinese securities may also be subject to greater restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like China.

The First Trust Japan AlphaDEX(R) Fund, First Trust Developed Markets Ex-US AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund and First Trust Emerging Markets Small Cap AlphaDEX(R) Fund invest in common stock of companies operating in Japan. Because Japan's economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China

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RISK CONSIDERATIONS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2012 (UNAUDITED)

and other Southeast Asian countries, and thus Japan's economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries' political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan's economy, and may continue to do so.

The First Trust South Korea AlphaDEX(R) Fund invests in common stock of companies that are domiciled in South Korea. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Furthermore, South Korea's economy is also dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula. South Korean securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like South Korea.

The First Trust Germany AlphaDEX(R) Fund invests in securities of companies that are domiciled or operating in Germany. Investing in securities of German companies involves additional risks, including, but not limited to: significant demographic challenges to sustained long-term growth; low fertility rates and declining net immigration putting pressure on the country's social welfare system; and the costly and time-consuming modernization and integration of the eastern German economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of Germany and the surrounding region.

The First Trust Canada AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Canada. Investing in securities of Canadian companies may involve additional risks. The Canadian and U.S. economies are closely integrated and Canada therefore relies on significant investment from U.S. sources. As a major producer of forest products, metals, agricultural products and energy-related products, Canada is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Continued demands by the Province of Quebec for sovereignty could significantly affect the Canadian market, particularly if such demands are met. In addition, a small number of industries represent a large portion of the Canadian market.

The First Trust Australia AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Australia. Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products may adversely affect the Australian market. Additionally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by the Fund.

The First Trust United Kingdom AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in a country that is part of the United Kingdom (i.e., England, Ireland, Scotland and Wales) and is therefore subject to certain risks associated with the United Kingdom and Europe as a whole. The United Kingdom is a member of the European Union ("EU"), and consequently, is a part of one of the largest common markets in the world. However, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and the rest of Europe and their effect on securities issued by United Kingdom companies impossible to predict. Despite the fact that the United Kingdom did not convert to the Euro, the European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the United Kingdom and the surrounding region.

The First Trust Taiwan AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in the Taiwan. Certain characteristics of Taiwan's economy and geographic location also subject the Fund to certain risks. Taiwan is a small island state with few raw material resources and limited land area and thus it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs

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RISK CONSIDERATIONS - (CONTINUED)
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2012 (UNAUDITED)

and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan's economy also is intricately linked with economies of other Asian countries, which are often emerging market economies that often experience over-extensions of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment and fluctuations in inflation. Political and social unrest in other Asian countries could cause further economic and market uncertainty in Taiwan. In particular, the Taiwanese economy is dependent on the economies of Japan and China, and also the United States, and a reduction in purchases by any of them of Taiwanese products and services or negative changes in their economies would likely have an adverse impact on the Taiwanese economy. Taiwan's geographic proximity to the People's Republic of China and Taiwan's history of political contention with China have resulted in ongoing tensions with China, including the continual risk of military conflict with China. These tensions may materially affect the Taiwanese economy and securities markets.

The First Trust Hong Kong AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Hong Kong and is therefore subject to certain risks associated specifically with Hong Kong, including Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

The First Trust Switzerland AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Switzerland and is therefore subject to certain risks associated with Switzerland and Europe as a whole. Although Switzerland is not a member of the EU, the Swiss economy is dependent on the economies of other European nations as key trading partners. Any reduction in spending by other European countries could have a negative effect on the Swiss economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the surrounding region. The ongoing implementation of the EU provisions and Euro conversion process may materially impact revenues, expenses or income and increase competition for other European companies, which could have an effect on the Swiss economy, and in turn, the securities in which the Fund invests.

Funds may be more susceptible to any single economic, political or regulatory occurrence affecting one or more of these and to the issuers, experience increased volatility and be highly concentrated in certain issues.

Each Fund invests in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. Some of these risks may include, but are not limited to, the following: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of a Fund's investments;
(iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make distribution payments to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease a Fund's return. These risks may be more pronounced to the extent that a Fund invests a significant amount of its assets in companies located in one country.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

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PRIVACY POLICY
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2012 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.


INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Milk Street
Boston, MA  02109


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

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ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $211,500 for the fiscal period ended December 31, 2011 and $423,000 for the fiscal year ended December 31, 2012.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a)

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of this Item were $0 for the fiscal period ended December 31, 2011 and $0 for the fiscal year ended December 31, 2012.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $7,000 for the fiscal period ended December 31, 2011 and $0 for the fiscal year ended December 31, 2012. These fees were related to Seed Audit.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 for the fiscal period ended December 31, 2011 and $0 for the fiscal year ended December 31, 2012.

      Tax Fees (Investment Adviser and Distributor) -- Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal period ended December 31, 2011 and $0 for the fiscal year ended December 31, 2012.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal period ended December 31, 2011 and $0 for the fiscal year ended December 31, 2012.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal period ended December 31, 2011 and $0 for the fiscal year ended December 31, 2012.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's

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adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal period ended December 31, 2011 were $0 for the Registrant, $6,200 for the Registrant's investment adviser and $54,700 for the Registrant's distributor, and for the fiscal year ended December 31, 2012 were $0 for the Registrant, $4,120 for the Registrant's investment adviser and $85,135 for the Registrant's distributor.

   (h) The Registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.



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ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.


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(a)   (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
      Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)   (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust Exchange-Traded AlphaDEX(R) Fund II
            -------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date  February 28, 2013
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date  February 28, 2013
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date  February 28, 2013
     --------------------

* Print the name and title of each signing officer under his or her signature.